Document and Entity Information	6 Months Ended
Jun. 30, 2011
Document Information [Line Items]
Document Type	S-4
Amendment Flag	false
Document Period End Date	Jun 30, 2011
Trading Symbol	NBS
Entity Registrant Name	NEOSTEM, INC.
Entity Central Index Key	0000320017
Entity Filer Category	Smaller Reporting Company

Consolidated Balance Sheets (USD $)	Jun. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Current Assets
Cash and cash equivalents	$ 4,850,411	$ 15,612,391	$ 7,159,369
Short term investments	546	512	287,333
Restricted cash	4,897,447	3,381,369	4,714,610
Accounts receivable trade, net of allowance for doubtful accounts	7,351,964	5,871,474	5,725,241
Inventory	25,008,682	21,023,388	12,979,008
Prepaids and other current assets	1,252,463	993,711	933,657
Total current assets	43,361,513	46,882,845	31,799,218
Property, plant and equipment, net	50,285,625	36,998,241	21,275,749
Land use rights, net	4,850,156	4,807,834	4,711,716
Goodwill	37,216,041	27,002,044	26,634,630
Intangible assets, net	31,191,713	24,466,597	26,414,914
Other assets	3,427,356	2,867,188	240,052
Assets, Total	170,332,404	143,024,749	111,076,279
Current Liabilities
Accounts payable	9,267,301	14,286,929	8,263,719
Accrued liabilities	4,899,097	2,772,019	1,069,290
Bank loans	7,735,000	3,034,000	2,197,500
Notes payable	11,056,948	9,568,398	9,793,712
Mortgages payable - current	185,366
Income taxes payable	672,979	1,242,911	1,860,269
Deferred income taxes	780,594	232,075
Unearned revenues	4,169,549	1,708,280	2,039,716
Total current liabilities	38,766,834	32,844,612	25,224,206
Long-term Liabilities
Deferred income taxes	9,498,656	5,959,508	6,796,005
Deferred rent liability	19,730	45,489
Unearned revenues	250,386	282,518	233,386
Mortgages payable	3,534,871
Derivative liabilities	2,276,011	2,571,367	35,966
Amount due related parties	20,009,605	8,301,361	7,234,291
Total long-term liabilities	35,589,259	17,160,243	14,299,648
Commitments and Contingencies
Redeemable Securities
Temporary Equity, Carrying Amount, Total	5,901,830	6,532,275	13,720,048
Shareholders' Equity
Preferred stock	100	100	100
Common stock	82,247	63,813	37,193
Additional paid-in capital	174,599,266	141,137,522	95,709,491
Accumulated deficit	(116,456,791)	(95,320,620)	(71,776,951)
Accumulated other comprehensive income (loss)	4,289,563	2,779,066	(56,504)
Total NeoStem, Inc. shareholders' equity	62,514,385	48,659,881	23,913,329
Noncontrolling interests	27,560,096	37,827,738	33,919,048
Total equity	90,074,481	86,487,619	57,832,377
Liabilities and Equity, Total	170,332,404	143,024,749	111,076,279
Series E Preferred Stock
Redeemable Securities
Convertible Redeemable Preferred Stock	5,901,830	6,532,275
Series C Preferred Stock
Redeemable Securities
Convertible Redeemable Preferred Stock			$ 13,720,048

Consolidated Balance Sheets (Parenthetical) (USD $)	Jun. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Accounts receivable trade, allowance for doubtful accounts	$ 356,353	$ 210,977	$ 273,600
Preferred stock, authorized	20,000,000	20,000,000	20,000,000
Preferred stock, Series B convertible redeemable preferred stock liquidation value, share of common stock	1	1	1
Preferred stock, par value	$ 0.01	$ 0.01	$ 0.01
Preferred stock, shares designated	825,000	825,000	825,000
Preferred stock, issued	10,000	10,000	10,000
Preferred stock, outstanding	10,000	10,000	10,000
Common stock, par value	$ 0.001	$ 0.001	$ 0.001
Common stock, authorized	500,000,000	500,000,000	500,000,000
Common stock, issued	82,247,287	64,221,130	37,193,491
Common stock, outstanding	82,247,287	64,221,130	37,193,491
Series E Preferred Stock
Convertible Redeemable Preferred Stock, shares designated	10,582,011	10,582,011
Convertible Redeemable Preferred Stock, liquidation value per share	$ 1	$ 1
Convertible Redeemable Preferred Stock, shares issued	9,014,306	10,582,011
Convertible Redeemable Preferred Stock, shares outstanding	9,014,306	10,582,011
Series C Preferred Stock
Convertible Redeemable Preferred Stock, shares designated			8,177,512
Convertible Redeemable Preferred Stock, liquidation value per share			$ 12.5
Convertible Redeemable Preferred Stock, shares issued			8,177,512
Convertible Redeemable Preferred Stock, shares outstanding			8,177,512
Scenario, Previously Reported
Common stock, outstanding		63,813,504

Consolidated Statements of Operations (USD $)	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Jun. 30, 2011	Jun. 30, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Revenues	$ 18,460,723	$ 19,407,523	$ 38,101,836	$ 35,240,702	$ 69,821,294	$ 11,565,118	$ 83,541
Cost of revenues	13,517,717	12,911,800	27,812,353	23,763,418	49,668,262	9,706,005	31,979
Gross profit	4,943,006	6,495,723	10,289,483	11,477,284	20,153,032	1,859,113	51,562
Research and development	2,370,468	2,133,172	5,283,727	3,433,542	7,684,537	4,327,608	792,182
Selling, general, and administrative	12,590,999	7,865,477	23,015,993	14,154,965	31,346,806	23,400,430	8,492,833
Operating loss	(10,018,461)	(3,502,926)	(18,010,237)	(6,111,223)	(18,878,311)	(25,868,925)	(9,233,453)
Other income (expense):
Other income (expense), net	600,315	149,571	337,592	(14,502)	513,110	(16,053)	3,044
Interest expense	(1,009,686)	(6,198)	(1,862,298)	(14,717)	(480,903)	(23,135)	(11,662)
Nonoperating Income (Expense), Total	(409,371)	143,373	(1,524,706)	(29,219)	32,207	(39,188)	(8,618)
Loss from operations before provision for income taxes and noncontrolling interests	(10,427,833)	(3,359,553)	(19,534,942)	(6,140,442)	(18,846,104)	(25,908,113)	(9,242,071)
Provision for income taxes	110,059	402,259	702,707	905,203	550,912	41,675
Net loss	(10,537,892)	(3,761,812)	(20,237,649)	(7,045,645)	(19,397,016)	(25,949,788)	(9,242,071)
Less - net income attributable to noncontrolling interests	67,875	1,611,501	541,108	2,940,154	3,908,690	220,865
Net loss attributable to NeoStem, Inc.	(10,605,767)	(5,373,313)	(20,778,757)	(9,985,799)	(23,305,706)	(26,170,653)	(9,242,071)
Preferred dividends	170,782	53,771	357,415	153,469	237,963	5,611,989
Net loss attributable to NeoStem, Inc. common shareholders	$ (10,776,549)	$ (5,427,084)	$ (21,136,172)	$ (10,139,268)	$ (23,543,669)	$ (31,782,642)	$ (9,242,071)
Basic and diluted loss per share	$ (0.13)	$ (0.11)	$ (0.27)	$ (0.23)	$ (0.46)	$ (2.44)	$ (1.53)
Weighted average common shares outstanding	80,567,011	48,771,930	77,117,905	44,419,456	51,632,417	13,019,518	6,056,886

Consolidated Statements of Equity (USD $)	Total	Series B Convertible Preferred Stock	Common Stock	Additional Paid-in Capital	Accumulated Other Comprehensive Income (loss)	Accumulated Deficit	Non-Controlling Interest in Subsidiary	Cash	Cash Common Stock	Cash Additional Paid-in Capital	Debt	Debt Common Stock	Debt Additional Paid-in Capital	Series D Preferred Stock	Series D Preferred Stock Common Stock	Series D Preferred Stock Additional Paid-in Capital	Series C Preferred Stock	Series C Preferred Stock Common Stock	Series C Preferred Stock Additional Paid-in Capital	Series C Preferred Stock Accumulated Deficit	Contribution of Nonmonetary Assets to Charitable Organization	Contribution of Nonmonetary Assets to Charitable Organization Common Stock	Contribution of Nonmonetary Assets to Charitable Organization Additional Paid-in Capital	Series E Preferred Stock	Series E Preferred Stock Accumulated Deficit
Beginning Balance at Dec. 31, 2007	$ 3,316,194	$ 100	$ 4,826	$ 34,063,506		$ (30,752,238)
Beginning Balance (in shares) at Dec. 31, 2007		10,000	4,826,055
Exercise of stock options (in shares)			2,500
Exercise of stock options	1,875		2	1,873
Share-based compensation (in shares)			523,701
Share-based compensation	3,884,771		524	3,884,247
Shares issued (in shares)									2,359,221			3,529
Shares issued								2,896,760	2,359	2,894,401	5,647	4	5,643
Net loss attributable to NeoStem, Inc.	(9,242,071)					(9,242,071)
Ending Balance at Dec. 31, 2008	863,176	100	7,715	40,849,670		(39,994,309)
Ending Balance (in shares) at Dec. 31, 2008		10,000	7,715,006
Share-based compensation (in shares)			2,795,808
Share-based compensation	12,323,997		2,795	12,321,202
Warrants issued with Series D Preferred stock	7,931,772			7,931,772
Conversions of preferred Stock (in shares)															12,932,510
Conversions of preferred Stock														7,737,448	12,933	7,724,515
Acquisition of CBH non- controlling interest	33,698,183						33,698,183
Beneficial conversion feature of Series C Preferred				5,542,536		(5,542,536)
Exchange of exisitng CBH Warrants for Series E Warrants	590,790			590,790
Issuance of common stock in connection with CBH Merger (in shares)			13,750,167
Issuance of common stock in connection with CBH Merger	20,762,756		13,750	20,749,006
Dividends on preferred stock																	(69,453)			(69,453)
Foreign currency translation	(56,504)				(56,504)
Net income attributable to non- controlling interest	220,865						220,865
Net loss attributable to NeoStem, Inc.	(26,170,653)					(26,170,653)
Ending Balance at Dec. 31, 2009	57,832,377	100	37,193	95,709,491	(56,504)	(71,776,951)	33,919,048
Ending Balance (in shares) at Dec. 31, 2009		10,000	37,193,491
Exercise of stock options (in shares)			90,000
Exercise of stock options	140,100		90	140,010
Exercise of warrants (in shares)			2,025,000
Exercise of warrants	2,961,750		2,025	2,959,725
Share-based compensation (in shares)			349,517
Share-based compensation	7,564,993		350	7,564,643
Shares issued (in shares)									15,326,998													150,000
Shares issued								21,425,538	15,327	21,410,211											298,500	150	298,350
Conversions of preferred Stock (in shares)																		9,086,124
Conversions of preferred Stock																	13,720,048	9,086	13,710,962
Dividends on preferred stock																	(153,469)			(153,469)				(84,494)	(84,494)
Receipt of treasury shares	(656,278)		(408)	(655,870)
Foreign currency translation	2,835,570				2,835,570
Net income attributable to non- controlling interest	3,908,690						3,908,690
Net loss attributable to NeoStem, Inc.	(23,305,706)					(23,305,706)
Ending Balance at Dec. 31, 2010	$ 86,487,619	$ 100	$ 63,813	$ 141,137,522	$ 2,779,066	$ (95,320,620)	$ 37,827,738
Ending Balance (in shares) at Dec. 31, 2010		10,000	64,221,130

Consolidated Statements of Cash Flows (USD $)	6 Months Ended		12 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Cash flows from operating activities:
Net loss	$ (20,237,649)	$ (7,045,645)	$ (19,397,016)	$ (25,949,788)	$ (9,242,071)
Adjustments to reconcile net loss to net cash used in operating activities:
Common stock, stock options and warrants issued as payment for compensation, services rendered and interest expense	6,656,953	4,339,693	7,863,492	12,323,997	3,890,419
Depreciation and amortization	4,582,873	1,465,220	5,136,159	720,268	115,961
(Loss)/gain on short term investments		34,717	(24,934)
Amortization of preferred stock discount and issuance costs	1,329,187		281,211
Changes in fair value of derivative liability	(295,356)		138,325
Write off of acquired in process research and development	927,000
Gain on contract termination			(656,278)
Loss on disposal of assets	396,635
Interest expense			165,567
Charitable contributions paid with common stock	607,363
Bad debt expense (recovery)	(29,442)	28,176	(70,829)	(90,216)	21,500
Goodwill impairment charge			558,168
Loss on disposal of property and equipment			1,355,971
Deferred income taxes	(351,320)	(121,244)	(830,681)	(302,525)
Realization of stepup in basis of inventory recorded at date of merger				1,957,631
Changes in operating assets and liabilities:
Prepaid expenses and other current assets	(26,887)	(78,895)	(24,140)	1,796,691	(46,197)
Accounts receivable	(882,410)	(286,184)	98,505	571,689	(4,088)
Inventory	(1,495,358)	(3,331,720)	(7,469,128)	(2,427,095)
Unearned revenues	134,202	(647,749)	(336,704)	1,991,816	6,947
Other assets	97,248	(78,900)	(127,113)	(238,941)
Income taxes payable			(667,729)
Accounts payable, accrued expenses and other current liabilities	(4,678,560)	2,258,073	5,530,454	1,274,621	525,364
Net cash used in operating activities	(13,265,520)	(3,464,458)	(8,476,699)	(8,371,852)	(4,732,165)
Cash flows from investing activities:
Cash associated with merger and acquisition	227,942			696,456
Purchase of short term investments	(24)	(2,430,388)	(2,424,132)
Proceeds from short term investments		2,390,602	2,742,018
Change in restricted cash used as collateral for notes payable	(1,407,483)	639,944
Increase in restricted cash			(1,045,955)	(959,890)
Acquisition of property and equipment	(5,237,141)	(8,634,298)	(16,377,722)	(2,387,555)	(9,785)
Net cash used in investing activities	(6,416,706)	(8,034,140)	(17,105,791)	(2,650,989)	(9,785)
Cash flows from financing activities:
Net proceeds from the exercise of warrants		2,493,750
Net proceeds from the exercise of warrants and options			3,101,850
Net proceeds from the exercise of options	7,100	140,100
Net proceeds from issuance of capital stock	5,907,723	13,565,504	21,212,974		2,898,635
Payment from related party	644,414	375,135
Net proceeds from issuance of preferred stock			8,894,062	15,669,220
Repayment of mortgage loan	(64,366)
Proceeds of bank loan	4,592,000		3,000,000	2,197,500
Proceeds from notes payable	10,950,616	11,046,833	20,506,518	2,918,269	131,617
Repayment of notes payable	(9,781,781)	(9,988,213)	(21,000,225)	(2,742,669)	(136,337)
Repayment of debt to related party	(3,406,043)
Repayment of bank loan		(2,209,500)	(2,203,650)
Payment of dividend		(222,922)	(222,924)
Proceeds from (payments to) related parties			566,845	(243,777)
Repayment of capitalized lease obligations				(14,726)	(25,406)
Net cash provided by financing activities	8,849,663	15,200,687	33,855,450	17,783,817	2,868,509
Impact of changes of foreign exchange rates	70,582	97,318	180,062	(32,393)
Net increase (decrease) in cash and cash equivalents	(10,761,981)	3,799,407	8,453,022	6,728,583	(1,873,441)
Cash and cash equivalents at beginning of period	15,612,391	7,159,369	7,159,369	430,786	2,304,227
Cash and cash equivalents at end of period	4,850,411	10,958,776	15,612,391	7,159,369	430,786
Cash paid during the period for:
Interest	1,333,800	207,500	279,596	23,137	11,662
Taxes	1,634,500	999,800	2,056,250
Supplemental Schedule of non-cash investing activities
Acquisition of property and equipment	1,283,400	418,000	2,443,958
Capitalized interest	212,000	205,300	391,466
Issuance of warrants for CBH acquisition				590,790
Supplemental schedule of non-cash financing activities
Common stock and warrants issued with the acquisition of PCT	17,866,200
Common stock issued pursuant to the redemption of Convertible Redeemable Series E 7% Preferred Stock	1,959,600
Common stock issued in payment of dividends for the Convertible Redeemable Series E 7% Preferred Stock	475,200
Financing costs for capital stock raises		463,400	33,355
Conversion of Convertible Redeemable Series C Preferred Stock		13,720,000	13,720,048
Dividend to Related Party reinvested as loan payable	11,726,000
Issuance of common stock for the conversion of the Series D preferred stock				15,669,220
Preferred stock dividend				5,611,989
Common Stock
Supplemental Schedule of non-cash investing activities
Issuance of stock for CBH acquisition				20,762,753
Series C Preferred Stock
Supplemental Schedule of non-cash investing activities
Issuance of stock for CBH acquisition				$ 8,177,512

The Company	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
The Company

Note 1 — The Company

NeoStem, Inc. (“NeoStem” or the “Company”) was incorporated under the laws of the State of Delaware in September 1980 under the name Fidelity Medical Services, Inc. The Company’s corporate headquarters are located at 420 Lexington Avenue, Suite 450, New York, NY 10170. The Company’s telephone number is (212) 584-4180 and its website address is www.neostem.com.

NeoStem is an international biopharmaceutical company operating in three reportable segments: (i) Cell Therapy — United States; (ii) Regenerative Medicine — China; and (iii) Pharmaceutical Manufacturing — China.

Through the Cell Therapy — United States segment, NeoStem is focused on the development of proprietary cellular therapies in oncology, immunology and regenerative medicine and becoming a single source for collection, storage, manufacturing, therapeutic development and transportation of cells for cell based medicine and regenerative science globally. Within this segment, the Company is a provider of adult stem cell collection, processing and storage services in the U.S., enabling healthy individuals to donate and store their stem cells for personal therapeutic use. Pre-donating cells at birth or at a younger age helps to ensure a supply of autologous stem cells should they be needed for future medical treatment.

The Company strengthened its expertise in cellular therapies, for its Cell Therapy — United States segment, with its January 19, 2011 acquisition of Progenitor Cell Therapy, LLC, a Delaware limited liability company (“PCT”), pursuant to which the Company acquired all of the membership interests of PCT, and PCT is now a wholly-owned subsidiary of NeoStem. PCT is engaged in a wide range of services in the cell therapy market for the treatment of human disease, including, but not limited to contract manufacturing, product and process development, regulatory consulting, product characterization and comparability, and storage, distribution, manufacturing and transportation of cell therapy products. PCT’s legacy business relationships also afford NeoStem introductions to innovative therapeutic programs. Through the PCT acquisition, NeoStem now owns approximately an 80% interest in Athelos, a company developing a T-cell based immunomodulatory therapeutic. Athelos expects to initiate Phase I studies in autoimmune disorders in 2012. The Company views the PCT acquisition as fundamental to building a foundation in achieving its strategic mission of capturing the paradigm shift to cell therapy. (See Note 4)

Through its Regenerative Medicine — China segment, in 2009, the Company began several China-based, Regenerative Medicine initiatives including: (i) creating a separate China-based cell therapy operation, (ii) constructing a stem cell research and development laboratory and processing facility in Beijing, (iii) establishing relationships with hospitals to provide cell-based therapies, and (iv) obtaining product licenses covering several adult stem cell therapeutics focused on regenerative medicine.

The Company acquired its Pharmaceutical Manufacturing — China segment on October 30, 2009, when China Biopharmaceuticals Holdings, Inc. (“CBH”) merged with and into CBH Acquisition LLC (“Merger Sub”), a wholly-owned subsidiary of NeoStem, with Merger Sub as the surviving entity (the “Erye Merger”). As a result of the Erye Merger, NeoStem acquired CBH’s 51% ownership interest in Suzhou Erye Pharmaceutical Company Ltd. (“Erye”), a Sino-foreign joint venture with limited liability organized under the laws of the People’s Republic of China. Erye was founded more than 50 years ago and represents an established, vertically-integrated pharmaceutical business. Historically, Erye has concentrated its efforts on the manufacturing and distribution of generic antibiotic products. In 2010, Erye began transferring its operations to its newly constructed manufacturing facility. The relocation is continuing as the new production lines are completed and receive cGMP certification through 2011. The relocation is significantly increasing Erye’s manufacturing capacity. As part of its plan to focus its business on capturing the paradigm shift to cell therapies following the January 2011 acquisition of PCT, the Company is pursuing strategic alternatives with respect to its interest in Erye.

Note 1 — The Company

NeoStem, Inc. (“NeoStem” or the “Company”) was incorporated under the laws of the State of Delaware in September 1980 under the name Fidelity Medical Services, Inc. The Company’s corporate headquarters are located at 420 Lexington Avenue, Suite 450, New York, NY 10170, the Company’s telephone number is (212) 584-4180 and its website address is www.neostem.com.

NeoStem is an international biopharmaceutical company operating in three reportable segments: (i) Cell Therapy — United States; (ii) Regenerative Medicine — China; and (iii) Pharmaceutical Manufacturing — China.

Through the Cell Therapy — United States segment, NeoStem is focused on the development of proprietary cellular therapies in oncology, immunology and regenerative medicine and becoming a single source for collection, storage, manufacturing, therapeutic development and transportation of cells for cell based medicine and regenerative science globally. Within this segment, the Company is a provider of adult stem cell collection, processing and storage services in the U.S., enabling healthy individuals to donate and store their stem cells for personal therapeutic use. Pre-donating cells at birth or at a younger age helps to ensure a supply of autologous stem cells should they be needed for future medical treatment. During 2010, the Company expanded its network of adult stem cell collection centers to include ten centers throughout the country.

The Company strengthened its expertise in cellular therapies with its January 19, 2011 acquisition of Progenitor Cell Therapy, LLC, a Delaware limited liability company (“PCT”), pursuant to which the Company acquired all of the membership interests of PCT, and PCT is now a wholly-owned subsidiary of NeoStem. PCT is engaged in a wide range of services in the cell therapy market for the treatment of human disease, including, but not limited to contract manufacturing, product and process development, regulatory consulting, product characterization and comparability, and storage, distribution, manufacturing and transportation of cell therapy products. PCT’s legacy business relationships also afford Neostem introductions to innovative therapeutic programs. For example, Amorcyte, now a NeoStem customer, has completed a Phase I clinical trial using stem cells post acute myocardial infarction and is ready to move into Phase II testing. Also, through the PCT acquisition, NeoStem now owns approximately an 80% interest in Athelos, a company developing a T-cell based immunomodulatory therapeutic. Results from ongoing phase 1 trials will determine the next phase of trials under this program. The Company views the PCT acquisition as fundamental to building a foundation in achieving its strategic mission of capturing the paradigm shift to cell therapy.

Through its Regenerative Medicine — China segment, in 2009, the Company began several China-based, Regenerative Medicine initiatives including: (i) creating a separate China-based cell therapy operation, (ii) constructing a stem cell research and development laboratory and processing facility in Beijing, (iii) establishing relationships with hospitals to provide cell-based therapies, and (iv) obtaining product licenses covering several adult stem cell therapeutics focused on regenerative medicine.

The Company acquired its Pharmaceutical Manufacturing — China segment on October 30, 2009, when China Biopharmaceuticals Holdings, Inc. (“CBH”) merged with and into CBH Acquisition LLC (“Merger Sub”), a wholly-owned subsidiary of NeoStem, with Merger Sub as the surviving entity (the “Erye Merger”). As a result of the Erye Merger, NeoStem acquired CBH’s 51% ownership interest in Suzhou Erye Pharmaceutical Company Ltd. (“Erye”), a Sino-foreign joint venture with limited liability organized under the laws of the People’s Republic of China. Erye was founded more than 50 years ago and represents an established, vertically-integrated pharmaceutical business. Historically, Erye has concentrated its efforts on the manufacturing and distribution of generic antibiotic products. In 2010, Erye began transferring its operations to its newly constructed manufacturing facility. The relocation is continuing as the new production lines are completed and receive cGMP certification through 2011. The relocation is significantly increasing Erye’s manufacturing capacity and allowing for growth in line with rising demand as a result of healthcare reform in China today.

Summary of Significant Accounting Policies	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Summary of Significant Accounting Policies

Note 2 — Summary of Significant Accounting Policies

Basis of Presentation:  The accompanying unaudited Consolidated Financial Statements have been prepared in accordance with generally accepted accounting principles generally accepted in the United States of America (“generally accepted accounting principles”) for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X of the Securities and Exchange Commission for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, the accompanying Consolidated Financial Statements of the Company and its subsidiaries, which are unaudited, include all normal and recurring adjustments considered necessary to present fairly the Company’s financial position as of June 30, 2011 and the results of its operations and its cash flows for the periods presented. Operating results for the three and six month periods ended June 30, 2011 are not necessarily indicative of the results that may be expected for the year ending December 31, 2011.

Principles of Consolidation:  The consolidated financial statements include the accounts of NeoStem, Inc. and its wholly owned and partially owned subsidiaries and affiliates as listed below:

Entity	Percentage of Ownership	Location
NeoStem, Inc.	Parent Company	United States of America
NeoStem Therapies, Inc.	100%	United States of America
Stem Cell Technologies, Inc.	100%	United States of America
NeoStem (China) Inc.	100%	People’s Republic of China
Qingdao Niao Bio-Technology Ltd.*	*	People’s Republic of China
Beijing Ruijiao Bio-Technology Ltd.*	*	People’s Republic of China
Tianjin Niou Bio-Technology Co., Ltd.*	*	People’s Republic of China
China Biopharmaceuticals Holdings, Inc. (CBH)	100%	United States of America
Suzhou Erye Pharmaceuticals Company Ltd.	51% owned by CBH	People’s Republic of China
Progenitor Cell Therapy, LLC (PCT)	100%	United States of America
NeoStem Family Storage, LLC	100% owned by PCT	United States of America
Athelos Corporation	80.1% owned by PCT	United States of America
PCT Allendale, LLC	100% owned by PCT	United States of America

*	Because certain regulations in the People’s Republic of China (“PRC”) currently restrict or prohibit foreign entities from holding certain licenses and controlling certain businesses in China, the Company created a wholly foreign-owned entity, or WFOE, NeoStem (China), to implement its expansion initiatives in China. To comply with China’s foreign investment regulations with respect to stem cell-related activities, these business initiatives in China are conducted via Chinese domestic entities that are controlled by the WFOE through various contractual arrangements and under the principles of consolidation the Company consolidates 100% of their operations.

Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Estimates also affect the reported amounts of revenues and expenses during the reporting period. Accordingly, actual results could differ from those estimates.

Cash and Cash Equivalents:  Cash and cash equivalents include short-term, highly liquid investments with maturities of ninety days or less when purchased.

Concentration of Risks:  For the three and six months ended June 30, 2011, three major suppliers provided approximately 23.5% and 23.4%, respectively, of Erye’s purchases of raw materials. As of June 30, 2011, the total accounts payable to the three major suppliers represented 12% of the total accounts payable balance. For the three and six months ended June 30, 2010, two major suppliers provided approximately 23% of Erye’s purchases of raw materials with each supplier individually accounting for 13% and 10%, respectively. As of December 31, 2010, the total accounts payable to the two major suppliers was 17.9% of the total accounts payable.

Approximately 93% of Erye’s revenues are derived from products that use penicillin or cephalosporin as the key active ingredient. These products are manufactured on two of the eight production lines in Erye’s manufacturing facility. Any issues or incidents that might disrupt the manufacturing of products requiring penicillin or cephalosporin could have a material impact on the operating results of Erye. Any interruption or cessation in production could impact market sales.

Restricted Cash:  Restricted cash represents cash required to be deposited with banks in China as collateral for the balance of bank notes payable and are subject to withdrawal restrictions according to the agreement with the bank. The required deposit rate is approximately 30 – 50% of the notes payable balance. Such restricted cash associated with these notes payable is reflected within current assets. In addition, the Company has restricted cash associated with its Series E Preferred Stock, which is held in escrow and is not available to meet current cash requirements, and is therefore recorded in other assets, and restricted cash held as a security deposit in connection with PCT mortgages payable, which is also recorded in other assets.

Accounts Receivable:  Accounts receivable are carried at original invoice amount less an estimate made for doubtful accounts. The Company applies judgment in connection with establishing the allowance for doubtful accounts. Specifically, the Company analyzes the aging of accounts receivable balances, historical bad debts, customer concentration and credit-worthiness, current economic trends and changes in the Company’s customer payment terms. Significant changes in customer concentrations or payment terms, deterioration of customer credit-worthiness or weakening economic trends could have a significant impact on the collectability of the receivables and the Company’s operating results. If the financial condition of the Company’s customers were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required. Management regularly reviews the aging of receivables and changes in payment trends by its customers, and records a reserve when it believes collection of amounts due are at risk.

Inventories:  Inventories are stated at the lower of cost or market using the first-in, first-out basis. The Company reviews its inventory periodically and will reduce inventory to its net realizable value depending on certain factors, such as product demand, remaining shelf life, future marketing plans, obsolescence and slow-moving inventories. The Company includes in work in process the cost incurred on projects at PCT that have multiple deliverables and therefore cannot be recognized as revenue until the project is completed. The Company reviews these projects periodically to determine that the value of each project is stated at the lower of cost or market.

Inventories consisted of the following (in thousands):

	June 30, 2011	December 31, 2010
Raw materials and supplies	$2,686.6	$8,043.8
Work in process	9,782.4	4,792.4
Finished goods	12,539.7	8,187.2
Total inventory	$25,008.7	$21,023.4

Property, Plant, and Equipment:  The cost of property, plant and equipment is depreciated over the estimated useful lives of the related assets. Depreciation is computed on the straight-line method. Repairs and maintenance expenditures that do not extend original asset lives are charged to expense as incurred.

Property, plant, and equipment consisted of the following (in thousands):

	Useful Life	June 30, 2011	December 31, 2010
Building and improvements	25 – 30 years	$17,986.5	$6,091.9
Machinery and equipment	8 – 12 years	23,670.6	19,387.6
Lab equipment	5 – 7 years	1,883.3	716.2
Furniture and fixtures	5 – 12 years	681.3	392.5
Vehicles	8 years	321.8	273.9
Software	3 – 5 years	101.1	99.6
Leasehold improvements	2 – 3 years	2,854.4	2,109.8
Construction in progress		7,856.3	10,339.2
		55,355.3	39,410.7
Accumulated depreciation		(5,069.7)	(2,412.5)
		$50,285.6	$36,998.2

The Company’s results included depreciation expense of approximately  $1,430,300 and  $2,719,000 for the three and six months ended June 30, 2011, respectively, and  $271,500 and  $476,900 for the three and six months ended June 30, 2010, respectively.

Erye has substantially completed its new factory and has relocated substantially all operations to the new facility. Construction in progress is related to this production facility which is being built in accordance with the PRC’s Good Manufacturing Practices (“GMP”) Standard. The Company expects that the construction will be completed in 2011; however, certain elements of the project have been completed and were put into service in 2010. At June 30, 2011 the estimated additional cost to complete construction will be approximately  $0.3 million. No depreciation is provided for construction-in-progress until such time as the assets are completed and placed into service. Interest incurred during the period of construction, if material, is capitalized. The Company capitalized  $105,600 and  $235,700 of interest expense for the three and six months ended June 30, 2011, respectively, and  $629,100 and  $765,200 for the three and six months ended June 30, 2010, respectively.

Land Use Rights:  According to Chinese law, the government owns all the land in China. Companies or individuals are authorized to possess and use the land only through land use rights granted by the Chinese government. Land use rights are being recognized ratably using the straight-line method over the lease term of 50 years.

Income Taxes:  The Company recognizes (a) the amount of taxes payable or refundable for the current year and (b) deferred tax liabilities and assets for the future tax consequences of events that have been recognized in the Company’s financial statements or tax returns. The Company continues to evaluate the accounting for uncertainty in tax positions. The guidance requires companies to recognize in their financial statements the impact of a tax position if the position is more likely than not of being sustained on audit. The position ascertained inherently requires judgment and estimates by management. As of June 30, 2011, management does not believe the Company has any material uncertain tax positions that would require it to measure and reflect the potential lack of sustainability of a position on audit in its financial statements. The Company will continue to evaluate its uncertain tax positions in future periods to determine if measurement and recognition in its financial statements is necessary. The Company does not believe there will be any material changes in its unrecognized tax positions over the next year.

The Company recognizes interest and penalties as a component of income tax expense. There were no interest and penalties recognized for the three and six months ended June 30, 2011 and 2010, respectively.

The Company files income tax returns with the U.S. Federal government and various state and foreign jurisdictions. The statute of limitations has expired on all consolidated U.S. Federal corporate income tax returns filed through 2006, and the Internal Revenue Service is not currently examining any of the post-2006 returns filed by the Company.

Comprehensive Income (Loss):  The accumulated other comprehensive income (loss) balance at June 30, 2011 and December 31, 2010 in the amount of  $4,289,600 and  $2,779,100, respectively, is comprised entirely of foreign currency translation adjustments. Comprehensive loss for the three and six months ended June 30, 2011 and 2010 was as follows (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Net loss	$(10,537.9)	$(3,761.8)	$(20,237.6)	$(7,045.6)
Other comprehensive (loss)/income
Foreign currency translation	(7.2)	154.5	1,510.5	167.7
Total other comprehensive (loss)/income	(7.2)	154.5	1,510,5	167.7
Comprehensive (loss)	(10,545.1)	(3,607.3)	(18,727.1)	(6,877.9)
Comprehensive (loss)/income attributable to noncontrolling interests	64.4	1,687.2	1,281.3	3,022.3
Comprehensive loss attributable to NeoStem, Inc.	$(10,609.5)	$(5,294.5)	$(20,008.4)	$(9,900.2)

Goodwill and Other Intangible Assets:  Goodwill is the excess of purchase price over the fair value of identified net assets of businesses acquired. The Company’s intangible assets with an indefinite life are related to in process research and development at Erye, as the Company expects this research and development to provide the Company with substantial benefit for a period that extends beyond the foreseeable horizon. Amortized intangible assets consist of Erye’s customer list, manufacturing technology, standard operating procedures, tradename, lease rights and patents, as well as patents and rights associated primarily with the VSEL TM Technology. These intangible assets are amortized on a straight line basis over their respective useful lives.

The Company reviews goodwill and indefinite-lived intangible assets at least annually for possible impairment. Goodwill and indefinite-lived intangible assets are reviewed for possible impairment between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying value. The Company tests its goodwill and indefinite-lived intangible assets for its Cell Therapy — United States, and its Pharmaceutical Manufacturing — China reporting units on October 31. The Company reviews the carrying value of goodwill and indefinite-lived intangible assets utilizing a discounted cash flow model, and, where appropriate, a market value approach is also utilized to supplement the discounted cash flow model. The Company makes assumptions regarding estimated future cash flows, discount rates, long-term growth rates and market values to determine each reporting unit’s estimated fair value. If these estimates or related assumptions change in the future, the Company may be required to record impairment charges.

Derivatives:  Derivative instruments, including derivative instruments embedded in other contracts, are recorded on the balance sheet as either an asset or liability measured at its fair value. Changes in the fair value of derivative instruments are recognized currently in results of operations unless specific hedge accounting criteria are met. The Company has not entered into hedging activities to date. As a result of certain financings (see Note 8), derivative instruments were created that are measured at fair value and marked to market at each reporting period. Changes in the derivative value are recorded as other income (expense) on the consolidated statements of operations.

Evaluation of Long-lived Assets:  The Company reviews long-lived assets and finite-lived intangibles assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset exceeds the fair value of the asset. If other events or changes in circumstances indicate that the carrying amount of an asset that the Company expects to hold and use may not be recoverable, the Company will estimate the undiscounted future cash flows expected to result from the use of the asset or its eventual disposition, and recognize an impairment loss. The impairment loss, if determined to be necessary, would be measured as the amount by which the carrying amount of the assets exceeds the fair value of the assets.

Share-Based Compensation:  The Company expenses all share-based payment awards to employees, directors, advisors and consultants, including grants of stock options, warrants, and restricted stock, over the requisite service period based on the grant date fair value of the awards. For awards with performance-based vesting criteria, the Company estimates the probability of achievement of the performance criteria and recognizes compensation expense related to those awards expected to vest. The Company determines the fair value of certain share-based awards using the Black-Scholes option-pricing model which uses both historical and current market data to estimate the fair value. This method incorporates various assumptions such as the risk-free interest rate, expected volatility, expected dividend yield and expected life of the options or warrants. The fair value of the Company’s restricted stock and restricted stock units is based on the closing market price of the Company’s common stock on the date of grant. See Note 9.

Earnings Per Share:  Basic loss per share is based on the weighted effect of all common shares issued and outstanding, and is calculated by dividing net loss attributable to common shareholders by the weighted average shares outstanding during the period. Diluted loss per share, which is calculated by dividing net loss attributable to common shareholders by the weighted average number of common shares used in the basic earnings per share calculation plus the number of common shares that would be issued assuming conversion of all potentially dilutive securities outstanding, is not presented as such potentially dilutive securities are anti-dilutive in all periods presented. For the three and six months ended June 30, 2011 and 2010, the Company incurred net losses and therefore no common stock equivalents were utilized in the calculation of earnings per share. At June 30, 2011 and 2010, the Company excluded the following potentially dilutive securities:

	June 30,
	2011	2010
Stock Options	19,086,328	11,842,214
Warrants	25,007,979	18,027,028
Series E Preferred Stock, Common stock equivalents	4,599,136	—

Revenue Recognition:  The Company recognizes revenue from pharmaceutical and pharmaceutical intermediary product sales when title has passed, the risks and rewards of ownership have been transferred to the customer, the fee is fixed and determinable, and the collection of the related receivable is reasonably assured which is at the time of delivery. The Company recognizes revenue for its cell development and manufacturing services based on the terms of individual contracts. In certain cases, there are multiple elements that cannot be considered separate deliverables and therefore the Company recognizes revenue on a completed contract basis for these arrangements. In other cases, the Company is paid for time and materials or for fixed monthly amounts and revenue is recognized when efforts are expended or contractual terms have been met. The Company recognizes revenue related to the collection and cryopreservation of cord blood and autologous adult stem cells when the cryopreservation process is completed which is twenty four hours after cells have been collected. Revenue related to advance payments of storage fees is recognized ratably over the period covered by the advance payments. The Company earns revenue, in the form of license fees, from physicians seeking to establish autologous adult stem cell collection centers. These license fees are typically billed upon signing of the collection center agreement and qualification of the physician by the Company’s credentialing committee and at various times during the term of license agreements based on the terms of the specific agreement. These fees are recognized as revenue ratably over the appropriate period of time to which the revenue element relates. The Company also receives licensing fees from a licensee for use of its technology and knowledge to operate an adult stem cell banking operation in China, which licensing fees are recognized as revenues ratably over the appropriate period of time to which the revenue element relates. In addition, the Company earns royalties for the use of its name and scientific information in connection with its License and Referral Agreement with Ceregenex Corporation, which royalties are recognized as revenue when they are received.

Revenues for the three and six months ended June 30, 2011 and 2010 were comprised of the following (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Revenues
Prescription drugs and intermediary pharmaceutical products	$16,151.2	$19,351.3	$34,293.0	$35,122.5
Stem cell related service revenues	1,723.3	56.2	2,737.8	118.2
Stem cell related services – reimbursed expenses	586.2	—	1,071.0	—
	$18,460.7	$19,407.5	$38,101.8	$35,240.7

Fair Value Measurements:  Fair value of financial assets and liabilities that are being measured and reported are defined as the exchange price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants in the principal market at the measurement date (exit price). The Company is required to classify fair value measurements in one of the following categories:

Level 1 inputs which are defined as quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level 2 inputs which are defined as inputs other than quoted prices included within Level 1 that are observable for the assets or liabilities, either directly or indirectly.

Level 3 inputs are defined as unobservable inputs for the assets or liabilities. Financial assets and liabilities are classified based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement requires judgment, and may affect the valuation of the fair value of assets and liabilities and their placement within the fair value hierarchy levels.

The Company determined the fair value of funds invested in short term investments, which are considered trading securities, to be level 1 inputs measured by quoted prices of the securities in active markets. The Company determined the fair value of funds invested in money market funds to be level 1. The Company determined the fair value of the embedded derivative liabilities and warrant derivative liabilities to be level 3 inputs. These inputs require material subjectivity because value is derived through the use of a lattice model that values the derivatives based on probability weighted discounted cash flows. The following table sets forth by level within the fair value hierarchy the Company’s financial assets and liabilities that were accounted for at fair value on a recurring basis as of June 30, 2011, and December 31, 2010 (in thousands):

	June 30, 2011
	Fair Value Measurements Using Fair Value Hierarchy
	Level 1	Level 2	Level 3
Money market investments	$2,500.5
Short term investments	1.5
Embedded derivative liabilities			1,933.7
Warrant derivative liabilities			342.3

	December 31, 2010
	Fair Value Measurements Using Fair Value Hierarchy
	Level 1	Level 2	Level 3
Money market investments	$—	$2,501.0	$—
Short term investments	0.5	—	—
Embedded derivative liabilities	—	—	2,281.8
Warrant derivative liabilities	—	—	289.6

Subsequent to December 31, 2010 the Company reevaluated the characteristics of the money market savings account, currently recorded as other assets, and determined it is not tied to underlying securities and has been reclassified to level 1.

For those financial instruments with significant Level 3 inputs, the following table summarizes the activity for the three and six months ended June 30, 2011 by type of instrument (in thousands):

	For the Three Months Ended June 30, 2011		For the Six Months Ended June 30, 2011
	Embedded Derivatives	Warrants	Embedded Derivatives	Warrants
Beginning liability balance	$2,466.8	$367.3	$2,281.8	$289.6
Change in fair value recorded in earnings	(533.1)	(25.0)	(348.1)	52.7
Ending liability balance	$1,933.7	$342.3	$1,933.7	$342.3

Some of the Company’s financial instruments are not measured at fair value on a recurring basis, but are recorded at amounts that approximate fair value due to their liquid or short-term nature, such as cash and cash equivalents, restricted cash, accounts receivable, accounts payable, notes payable, bank loans, and amount due related parties.

Foreign Currency Translation:  As the Company’s Chinese pharmaceutical business is a self-contained and integrated entity, and the Company’s Chinese stem cell business’ future cash flow is intended to be sufficient to service its additional financing requirements, the Chinese subsidiaries’ functional currency is the Renminbi (“RMB”), and the Company’s reporting currency is the US dollar. Results of foreign operations are translated at the average exchange rates during the period, and assets and liabilities are translated at the closing rate at the end of each reporting period. Cash flows are also translated at average exchange rates for the period, therefore, amounts reported on the consolidated statement of cash flows will not necessarily agree with changes in the corresponding balances on the consolidated balance sheet.

Translation adjustments resulting from this process are included in accumulated other comprehensive income (loss) and amounted to  $4,289,600, and  $2,779,100 as of June 30, 2011 and December 31, 2010, respectively.

Research and Development Costs:  Research and development (“R&D”) expenses include salaries, benefits, and other headcount related costs, clinical trial and related clinical manufacturing costs, contract and other outside service fees including sponsored research agreements, and facilities and overhead costs. The Company expenses the costs associated with research and development activities when incurred.

To further drive the Company’s cell therapy initiatives, the Company will continue targeting key governmental agencies, congressional committees and not-for-profit organizations to contribute funds for the Company’s research and development programs. The Company accounts for government grants as a deduction to the related expense in research and development operating expenses when earned.

Statutory Reserves:  Pursuant to laws applicable to entities incorporated in the PRC, the PRC subsidiaries are prohibited from distributing their statutory capital and are required to appropriate from PRC GAAP profit after tax to other non-distributable reserve funds. These reserve funds include one or more of the following: (i) a general reserve, (ii) an enterprise expansion fund and (iii) a staff bonus and welfare fund. Subject to certain cumulative limits (i.e., 50% of the registered capital of the relevant company), the general reserve fund requires annual appropriation at 10% of after tax profit (as determined under accounting principles generally accepted in the PRC at each year-end); the appropriation to the other funds are at the discretion of the subsidiaries.

The general reserve is used to offset extraordinary losses. Subject to approval by the relevant authorities, a subsidiary may, upon a resolution passed by the shareholders, convert the general reserve into registered capital provided that the remaining general reserve after the conversion shall be at least 25% of the registered capital of the subsidiary before the capital increase as a result of the conversion. The staff welfare and bonus reserve is used for the collective welfare of the employees of the subsidiary. The enterprise expansion reserve is for the expansion of the subsidiary’s operations and can also be converted to registered capital upon a resolution passed by the shareholders subject to approval by the relevant authorities. These reserves represent appropriations of the retained earnings determined in accordance with Chinese law, and are not distributable as cash dividends to the parent company, NeoStem. Statutory reserves are  $2,278,800 and  $2,234,600 as of June 30, 2011 and December 31, 2010, respectively.

Relevant PRC statutory laws and regulations permit payment of dividends by the Company’s PRC subsidiaries only out of their accumulated earnings, if any, as determined in accordance with PRC accounting standards and regulations. As a result of these PRC laws and regulations, the Company’s PRC subsidiaries are restricted in their ability to transfer a portion of their net assets either in the form of dividends, loans or advances. The restricted amount was  $182,700 at June 30, 2011 and  $214,200 at December 31, 2010.

Note 2 — Summary of Significant Accounting Policies

Principles of Consolidation:  The consolidated financial statements include the accounts of NeoStem, Inc. and its wholly owned and partially owned subsidiaries and affiliates as listed below:

Entity	Percentage of Ownership	Location
NeoStem, Inc.	Parent Company	United States of America
NeoStem Therapies, Inc.	100%	United States of America
Stem Cell Technologies, Inc.	100%	United States of America
NeoStem (China) Inc.	100%	People’s Republic of China
Qingdao Neo Bio-Technology Ltd.*	*	People’s Republic of China
Beijing Ruijiao Bio-Technology Ltd.*	*	People’s Republic of China
China Biopharmaceuticals Holdings, Inc. (CBH)	100%	United States of America
Suzhou Erye Pharmaceuticals Company Ltd.	51% owned by CBH	People’s Republic of China

*	Because certain regulations in the People’s Republic of China (“PRC”) currently restrict or prohibit foreign entities from holding certain licenses and controlling certain businesses in China, the Company created a wholly foreign-owned entity, or WFOE, NeoStem (China), to implement its expansion initiatives in China. To comply with China’s foreign investment regulations with respect to stem cell-related activities, these business initiatives in China are conducted via two Chinese domestic entities, Qingdao Neo Bio-Technology Ltd., or Neo Bio-Technology, and Beijing Ruijieao Bio-Technology Ltd., or Beijing Ruijieao, that are controlled by the WFOE through various contractual arrangements and under the principles of consolidation the Company consolidates 100% of their operations.

We expect to rely partly on dividends paid to us by the WFOE under the contracts with the VIEs, and under the Joint Venture Agreement attributable to our 51% ownership interest in Erye, to meet some of our future cash needs. However, there can be no assurance that the WFOE in China will receive payments uninterrupted or at all as arranged under the contracts with the VIEs. In addition, pursuant to the Joint Venture Agreement that governs the ownership and management of Erye, for 2010 and the next two years: (i) 49% of undistributed profits (after tax) will be distributed to EET and loaned back to Erye for use in connection with its construction of the new Erye facility; (ii) 45% of the net profit after tax due to the Company will be provided to Erye as part of the new facility construction fund, which will be characterized as paid-in capital for our 51% interest in Erye; and (iii) only 6% of the net profit will be distributed to us directly for our operating expenses.

Basis of Presentation:  Certain reclassifications have been made to prior year amounts to conform to the current year presentation. In particular, at December 31, 2009, the Company reclassified (i) Short term investments of  $287,300 from Prepaid and other current assets to Short term investments, (ii) Income taxes payable of  $1,860,300 from Accrued liabilities to Income taxes payable, (iii) Unearned revenues in excess of one year of  $233,400 from Current liabilities to Long-term liabilities, and (iv) a warrant derivative liability of  $36,000 from Accrued liabilities to Derivative liabilities. In addition, for the Statement of Cash Flows for the year ended December 31, 2009 the Company revised its presentation of the reconciliation of cash flows from operating activities to reconcile such cash flows from Net loss attributable to common shareholders to Net loss. Lastly, the Company reclassified the 2009 amount related to cash restricted as collateral for bank loans from financing activities to investing activities and payments to related parties from operating activities to financing activities.

See Note 4 — Acquisitions for retrospective adjustments made to the Company’s Consolidated Balance Sheet at December 31, 2009, the Consolidated Statement of Operations for the year ended December 31, 2009, the Consolidated Statement of Equity for the year ended December 31, 2009 and the Consolidated Statement of Cash Flows for the year ended December 31, 2009 in connection with the Company’s acquisition of CBH’s 51% ownership interest in Erye on October 30, 2009 as a result of the finalization of the allocation of purchase price.

Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Estimates also affect the reported amounts of revenues and expenses during the reporting period. Accordingly, actual results could differ from those estimates.

Cash and Cash Equivalents:  Cash and cash equivalents include short-term, highly liquid investments with maturities of ninety days or less when purchased.

Concentration of Risks:  For the year ended December 31, 2010, two major suppliers provided approximately 18.3% of Erye’s purchases of raw materials with each supplier individually accounting for approximately 11.2% and 7.1%. As of December 31, 2010, the total accounts payable to the two major suppliers represented 17.9% of the total accounts payable balance.

Approximately 93% of Erye’s revenues are derived from products that use penicillin or cephalosporin as the key active ingredient. These products are manufactured on two of the eight production lines in Erye’s manufacturing facility. Any issues or incidents that might disrupt the manufacturing of products requiring penicillin or cephalosporin could have a material impact on the operating results of Erye. Any interruption or cessation in production could impact market sales.

Restricted Cash:  Restricted cash represents cash required to be deposited with banks in China as collateral for the balance of bank notes payable and are subject to withdrawal restrictions according to the agreement with the bank. The required deposit rate is approximately 30 – 50% of the notes payable balance. Such restricted cash associated with these notes payable is reflected within current assets. In addition, the Company has restricted cash associated with its Series E Preferred Stock, which is held in escrow, and is recorded in other assets.

Accounts Receivable:  Accounts receivable are carried at original invoice amount less an estimate made for doubtful accounts. The Company applies judgment in connection with establishing the allowance for doubtful accounts. Specifically, the Company analyzes the aging of accounts receivable balances, historical bad debts, customer concentration and credit-worthiness, current economic trends and changes in the Company’s customer payment terms. Significant changes in customer concentrations or payment terms, deterioration of customer credit-worthiness or weakening economic trends could have a significant impact on the collectability of the receivables and the Company’s operating results. If the financial condition of the Company’s customers were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required. Management regularly reviews the aging of receivables and changes in payment trends by its customers, and records a reserve when it believes collection of amounts due are at risk.

Inventories:  Inventories are stated at the lower of cost or market using the first-in, first-out basis. The Company reviews its inventory periodically and will reduce inventory to its net realizable value depending on certain factors, such as product demand, remaining shelf life, future marketing plans, obsolescence and slow-moving inventories.

Inventories consisted of the following (in thousands):

	December 31,
	2010	2009
Raw materials and supplies	$8,043.8	$6,338.8
Work in process	4,792.4	666.7
Finished goods	8,187.2	5,973.5
Total inventory	$21,023.4	$12,979.0

Property, Plant, and Equipment:  The cost of property and equipment is depreciated over the estimated useful lives of the related assets. The cost of computer software programs are amortized over their estimated useful lives of five years. Depreciation is computed on the straight-line method. Repairs and maintenance expenditures that do not extend original asset lives are charged to expense as incurred.

Property, plant, and equipment consisted of the following (in thousands):

	Useful Life	December 31,
		2010	2009
Building and improvements	30 years	$6,091.9	$—
Machinery and equipment	8 – 12 years	19,387.6	3,317.3
Lab equipment	5 years	716.2	704.1
Furniture and fixtures	5 – 10 years	392.5	273.2
Vehicles	8 years	273.9	75.3
Software	5 years	99.6	81.7
Leasehold improvements	2 – 3 years	2,109.8	58.4
Construction in progress		10,339.2	17,075.1
		39,410.7	21,585.1
Accumulated depreciation		(2,412.5)	(309.4)
		$36,998.2	$21,275.7

The Company’s results included depreciation expense of approximately  $2,277,000,  $165,800, and  $74,400 for the years ended December 31, 2010, 2009 and 2008, respectively.

Erye is constructing a new factory and is in the process of relocating to the new facility as the project is completed. Construction in progress is related to this production facility which is being built in accordance with the PRC’s Good Manufacturing Practices (“GMP”) Standard. The Company expects that the construction will be completed in 2011; however, certain elements of the project have been completed and put into service in 2010. The estimated additional cost to complete construction will be approximately  $4 million. No depreciation is provided for construction-in-progress until such time the assets are completed and placed into service. Interest incurred during the period of construction, if material, is capitalized. The Company capitalized  $391,500 of interest expense for the year ended December 31, 2010.

Land Use Rights:  According to Chinese law, the government owns all the land in China. Companies or individuals are authorized to possess and use the land only through land use rights granted by the Chinese government. Land use rights are being recognized ratably using the straight-line method over the lease term of 50 years.

Income Taxes:  The Company recognizes (a) the amount of taxes payable or refundable for the current year and (b) deferred tax liabilities and assets for the future tax consequences of events that have been recognized in the Company’s financial statements or tax returns. The Company continues to evaluate the accounting for uncertainty in tax positions. The guidance requires companies to recognize in their financial statements the impact of a tax position if the position is more likely than not of being sustained on audit. The position ascertained inherently requires judgment and estimates by management. At December 31, 2009 the Company had a reserve for income taxes of  $1,099,000 related to uncertain tax positions at Erye. An audit of Erye’s tax returns was finalized for the years ending December 31, 2000 through 2008 in September 2010. This audit resulted in a payment of approximately  $663,800 in income taxes and penalties and the remaining reserve was credited to income taxes. For the year ended December 31, 2010, management does not believe the Company has any material uncertain tax positions that would require it to measure and reflect the potential lack of sustainability of a position on audit in its financial statements. The Company will continue to evaluate its uncertain tax positions in future periods to determine if measurement and recognition in its financial statements is necessary. The Company does not believe there will be any material changes in its unrecognized tax positions over the next year.

The Company recognizes interest and penalties as a component of income tax expense. Interest and penalties for the year ended December 31, 2010 was  $251,800 and for the years ended December 31, 2009 and 2008 was zero.

The Company files income tax returns with the U.S. Federal government and various state and foreign jurisdictions. The statute of limitations has expired on all consolidated U.S. Federal corporate income tax returns filed through 2006, and the Internal Revenue Service is not currently examining any of the post-2006 returns filed by the Company. In 2010 Erye concluded a 10 year audit of its corporate taxes through December 31, 2009.

Comprehensive Income (Loss):  The accumulated other comprehensive income (loss) balance at December 31, 2010 and December 31, 2009 in the amount of  $2,779,100 and  $(56,500), respectively, is comprised entirely of foreign currency translation adjustments. Comprehensive loss for the years ended December 31, 2010, 2009 and 2008 was as follows (in thousands):

	Years Ended December 31,
	2010	2009	2008
Net loss	$(19,397.0)	$(25,949.8)	$(9,242.1)
Other comprehensive income (loss)
Foreign currency translation	2,835.6	(56.5)	—
Total other comprehensive income (loss)	2,835.6	(56.5)	—
Comprehensive loss	(16,561.4)	(26,006.3)	(9,242.1)
Comprehensive income attributable to noncontrolling interests	5,264.6	191.9	—
Comprehensive loss attributable to common shareholders	$(21,826.0)	$(26,198.2)	$(9,242.1)

Goodwill and Other Intangible Assets:  Goodwill is the excess of purchase price over the fair value of identified net assets of businesses acquired. The Company’s intangible assets with an indefinite life are related to in process research and development at Erye, as the Company expects this research and development to provide the Company with substantial benefit for a period that extends beyond the foreseeable horizon. Amortized intangible assets consist of Erye’s customer list, manufacturing technology, standard operating procedures, tradename, lease rights and patents, as well as patents and rights associated primarily with the VSELTM Technology. These intangible assets are amortized on a straight line basis over their respective useful lives.

The Company reviews goodwill and indefinite-lived intangible assets at least annually for possible impairment. Goodwill and indefinite-lived intangible assets are reviewed for possible impairment between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying value. The Company tests its goodwill and indefinite-lived intangible assets for its Adult Stem Cell Banking — United States, Regenerative Medicine — United States, and Regenerative Medicine — China reporting units on December 31 and for its Pharmaceutical Manufacturing — China, reporting unit on October 31. The Company reviews the carrying value of goodwill and indefinite-lived intangible assets utilizing a discounted cash flow model, and, where appropriate, a market value approach is also utilized to supplement the discounted cash flow model. The Company makes assumptions regarding estimated future cash flows, discount rates, long-term growth rates and market values to determine each reporting unit’s estimated fair value. If these estimates or related assumptions change in the future, the Company may be required to record impairment charges. See Note 5.

Derivatives:  Derivative instruments, including derivative instruments embedded in other contracts, are recorded on the balance sheet as either an asset or liability measured at its fair value. Changes in the fair value of derivative instruments are recognized currently in results of operations unless specific hedge accounting criteria are met. The Company has not entered into hedging activities to date. As a result of certain financings (see Note 8), derivative instruments were created that are measured at fair value and marked to market at each reporting period. Changes in the derivative value are recorded as other income (expense) on the consolidated statements of operations.

Evaluation of Long-lived Assets:  The Company reviews long-lived assets and finite-lived intangibles assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset exceeds the fair value of the asset. If other events or changes in circumstances indicate that the carrying amount of an asset that the Company expects to hold and use may not be recoverable, the Company will estimate the undiscounted future cash flows expected to result from the use of the asset or its eventual disposition, and recognize an impairment loss. The impairment loss, if determined to be necessary, would be measured as the amount by which the carrying amount of the assets exceeds the fair value of the assets.

Share-Based Compensation:  The Company expenses all share-based payment awards to employees and consultants, including grants of stock options, warrants, and restricted stock, over the requisite service period based on the grant date fair value of the awards. For awards with performance-based vesting criteria, the Company estimates the probability of achievement of the performance criteria and recognize compensation expense related to those awards expected to vest. The Company determines the fair value of certain share-based awards using the Black-Scholes option-pricing model which uses both historical and current market data to estimate the fair value. This method incorporates various assumptions such as the risk-free interest rate, expected volatility, expected dividend yield and expected life of the options or warrants. The fair value of the Company’s restricted stock and restricted stock units is based on the closing market price of the Company’s common stock on the date of grant. See Note 9.

Earnings Per Share:  Basic loss per share is based on the weighted effect of all common shares issued and outstanding, and is calculated by dividing net loss attributable to common shareholders by the weighted average shares outstanding during the period. Diluted loss per share, which is calculated by dividing net loss attributable to common shareholders by the weighted average number of common shares used in the basic earnings per share calculation plus the number of common shares that would be issued assuming conversion of all potentially dilutive securities outstanding, is not presented as such potentially dilutive securities are anti-dilutive in all periods presented. For the years ended December 31, 2010, 2009 and 2008, the Company incurred net losses and therefore no common stock equivalents were utilized in the calculation of earnings per share. At December 31, 2010, 2009 and 2008, the Company excluded the following potentially dilutive securities:

	December 31,
	2010	2009	2008
Stock Options	13,032,214	9,990,574	1,725,300
Warrants	21,843,507	19,838,802	5,322,333
Series C Preferred Stock, Common stock equivalents	—	9,086,124	—
Series E Preferred Stock, Common stock equivalents	5,289,948	—	—

Revenue Recognition:  The Company recognizes revenue from pharmaceutical and pharmaceutical intermediary product sales when title has passed, the risks and rewards of ownership have been transferred to the customer, the fee is fixed and determinable, and the collection of the related receivable is reasonably assured which is at the time of delivery. The Company recognizes revenue related to the collection and cryopreservation of autologous adult stem cells when the cryopreservation process is completed which is twenty four hours after cells have been collected. Revenue related to advance payments of storage fees is recognized ratably over the period covered by the advanced payments. The Company earns revenue, in the form of license fees, from physicians seeking to establish autologous adult stem cell collection centers. These license fees are typically billed upon signing of the collection center agreement and qualification of the physician by the Company’s credentialing committee and at various times during the term of license agreement based on the terms of the specific agreement. These fees are recognized as revenue ratably over the appropriate period of time to which the revenue element relates. The Company also receives licensing fees from a licensee for use of its technology and knowledge to operate an adult stem cell banking operation in China, which licensing fees are recognized as revenues ratably over the appropriate period of time to which the revenue element relates. In addition, the Company earns royalties for the use of its name and scientific information in connection with its License and Referral Agreement with Ceregenex Corporation (see Note 12), which royalties are recognized as revenue when they are received.

Revenues for the years ended December 31, 2010, 2009, and 2008 were comprised of the following (in thousands):

	Years Ended December 31,
	2010	2009	2008
Revenues
Prescription drugs and intermediary pharmaceutical products	$69,584.3	$11,386.7	$—
Stem cell revenues	237.0	178.4	83.5
	$69,821.3	$11,565.1	$83.5

Fair Value Measurements:  Fair value of financial assets and liabilities that are being measured and reported are defined as the exchange price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants in the principal market at the measurement date (exit price). The Company is required to classify fair value measurements in one of the following categories:

Level 1 inputs which are defined as quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level 2 inputs which are defined as inputs other than quoted prices included within Level 1 that are observable for the assets or liabilities, either directly or indirectly.

Level 3 inputs are defined as unobservable inputs for the assets or liabilities. Financial assets and liabilities are classified based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement requires judgment, and may affect the valuation of the fair value of assets and liabilities and their placement within the fair value hierarchy levels.

The Company determined the fair value of funds invested in short term investments, which are considered trading securities, to be level 1 inputs measured by quoted prices of the securities in active markets. The Company determined the fair value of funds invested in money market funds to be level 2 inputs, which does not entail material subjectivity because the methodology employed does not necessitate significant judgment, and the pricing inputs are observed from actively quoted markets. The Company determined the fair value of the embedded derivative liabilities and warrant derivative liabilities to be level 3 inputs. These inputs require material subjectivity because value is derived through the use of a lattice model that values the derivatives based on probability weighted discounted cash flows. The following table sets forth by level within the fair value hierarchy the Company’s financial assets and liabilities that were accounted for at fair value on a recurring basis as of December 31, 2010, and December 31, 2009 (in thousands):

	December 31, 2010
	Fair Value Measurements Using Fair Value Hierarchy
	Level 1	Level 2	Level 3
Money market investments	$—	$2,501.0	$—
Short term investments	0.5	—	—
Embedded derivative liabilities	—	—	2,281.8
Warrant derivative liabilities	—	—	289.6

	December 31, 2009
	Fair Value Measurements Using Fair Value Hierarchy
	Level 1	Level 2	Level 3
Money market investments	$—	$1,031.0	$—
Short term investments	287.3	—	—
Warrant derivative liabilities	—	—	36.0

There was no movement in financial assets and liabilities between levels during the years ended December 31, 2010 and 2009.

For those financial instruments with significant Level 3 inputs, the following table summarizes the activity for the years ended December 31, 2009 and 2010 by type of instrument (in thousands):

Description	Embedded Derivatives	Warrants
Beginning liability balance, December 31, 2008	$—	$—
Warrants issued	—	32.5
Changes in fair value recorded in earnings	—	3.5
Ending liability balance, December 31, 2009	—	36.0
Convertible redeemable Series E preferred stock and warrants issued	2,131.1	266.0
Changes in fair value recorded in earnings	150.7	(12.4)
Ending liability balance, December 31, 2010	$2,281.8	$289.6

Some of the Company’s financial instruments are not measured at fair value on a recurring basis but are recorded at amounts that approximate fair value due to their liquid or short-term nature, such as cash and cash equivalents, restricted cash, accounts receivable, accounts payable, notes payable, bank loans, and amount due related parties.

Foreign Currency Translation:  As the Company’s Chinese pharmaceutical business is a self-contained and integrated entity, and the Company’s Chinese stem cell business’ future cash flow is expected to be sufficient to service its additional financing requirements, the Chinese subsidiaries’ functional currency is the Renminbi (“RMB”), and the Company’s reporting currency is the US dollar. Results of foreign operations are translated at the average exchange rates during the period, and assets and liabilities are translated at the closing rate at the end of each reporting period. Cash flows are also translated at average exchange rates for the period, therefore, amounts reported on the consolidated statement of cash flows will not necessarily agree with changes in the corresponding balances on the consolidated balance sheet.

Translation adjustments resulting from this process are included in accumulated other comprehensive income (loss) and amounted to  $2,779,100 and  $(56,500) as of December 31, 2010 and December 31, 2009, respectively.

Research and Development Costs:  Research and development (“R&D”) expenses include salaries, benefits, and other headcount related costs, clinical trial and related clinical manufacturing costs, contract and other outside service fees including sponsored research agreements, and facilities and overhead costs. The Company expenses the costs associated with research and development activities when incurred.

To further drive the Company’s stem cell initiatives, the Company will continue targeting key governmental agencies, congressional committees and not-for-profit organizations to contribute funds for the Company’s research and development programs. The Company accounts for government grants as a deduction to the related expense in research and development operating expenses when earned.

Statutory Reserves:  Pursuant to laws applicable to entities incorporated in the PRC, the PRC subsidiaries are prohibited from distributing their statutory capital and are required to appropriate from PRC GAAP profit after tax to other non-distributable reserve funds. These reserve funds include one or more of the following: (i) a general reserve, (ii) an enterprise expansion fund and (iii) a staff bonus and welfare fund. Subject to certain cumulative limits (i.e., 50% of the registered capital of the relevant company), the general reserve fund requires annual appropriation at 10% of after tax profit (as determined under accounting principles generally accepted in the PRC at each year-end); the appropriation to the other funds are at the discretion of the subsidiaries.

The general reserve is used to offset extraordinary losses. Subject to approval by the relevant authorities, a subsidiary may, upon a resolution passed by the shareholders, convert the general reserve into registered capital provided that the remaining general reserve after the conversion shall be at least 25% of the registered capital of the subsidiary before the capital increase as a result of the conversion. The staff welfare and bonus reserve is used for the collective welfare of the employees of the subsidiary. The enterprise expansion reserve is for the expansion of the subsidiary’s operations and can also be converted to registered capital upon a resolution passed by the shareholders subject to approval by the relevant authorities. These reserves represent appropriations of the retained earnings determined in accordance with Chinese law, and are not distributable as cash dividends to the parent company, NeoStem. Statutory reserves are  $2,234,600 and  $1,126,300 as of December 31, 2010 and December 31, 2009, respectively.

Relevant PRC statutory laws and regulations permit payment of dividends by the Company’s PRC subsidiaries only out of their accumulated earnings, if any, as determined in accordance with PRC accounting standards and regulations. As a result of these PRC laws and regulations, the Company’s PRC subsidiaries are restricted in their ability to transfer a portion of their net assets either in the form of dividends, loans or advances. The restricted amount was  $214,200 at December 31, 2010, and  $213,100 at December 31, 2009.

Recent Accounting Pronouncements	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Recent Accounting Pronouncements

Note 3 — Recent Accounting Pronouncements

In January 2010, the FASB amended the existing disclosure guidance on fair value measurements, which was effective January 1, 2011, for disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Since the amended guidance requires only additional disclosures, the adoption of the provisions did not have a material impact on the consolidated financial statements.

In March 2010, the FASB issued guidance which allows the milestone method to be used as an acceptable revenue recognition methodology when an arrangement includes substantive milestones. The guidance provides a definition of substantive milestone and should be applied regardless of whether the arrangement includes single or multiple deliverables or units of accounting. The guidance is limited to the transactions involving milestones relating to research and development deliverables. The guidance includes enhanced disclosure requirements about each arrangement, individual milestones and related contingent consideration, information about substantive milestones and factors considered in the determination. The guidance is effective prospectively to milestones achieved in fiscal years, and interim periods within those years, after June 15, 2010. The adoption of this guidance did not have a material impact on the consolidated financial statements.

In April 2010, the FASB issued an update which addresses the accounting for stock options when denominating the exercise price of a share-based payment award in the currency of the market in which the underlying equity security trades. A share-based payment award with an exercise price denominated in the currency of market in which a substantial portion of the entity’s equity securities trades shall not be considered to contain a condition that is not a market, performance, or service condition. Therefore such an award shall not be classified as a liability if it otherwise qualifies for equity classification. The adoption of this guidance did not have a material impact on the consolidated financial statements.

In December 2010, the FASB issued an update which addresses when to perform Step 2 of the goodwill impairment test for reporting units with zero or negative carrying amounts. The update modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that impairment may exist. The qualitative factors are consistent with the existing guidance, which requires that goodwill of a reporting unit be tested for impairment between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. This update is effective for fiscal years, and interim periods within those years, beginning after December 15, 2010. The Company will evaluate the impact of adopting this pronouncement when it performs its goodwill impairment test.

In December 2010, the FASB issued an update which addresses the disclosure of supplementary pro forma information for business combinations. The update requires public entities to disclose pro forma information for business combinations that occurred in the current reporting period, including revenue and earnings of the combined entity for the current reporting period as though the acquisition date for all business combinations that occurred during the year had been as of the beginning of the annual reporting period. If comparative financial statements are presented, the pro forma revenue and earnings of the combined entity for the comparable prior reporting period should be reported as though the acquisition date for all business combinations that occurred during the current year had been as of the beginning of the comparable prior annual reporting period. Amendments in this update are effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. The Company has adopted this update and applied the disclosure requirements in connection with the PCT Merger (See Note 4).

In May 2011, the FASB issued guidance which clarifies the application of existing fair value measurement and disclosure requirements, changes certain fair value measurement principles and requires additional disclosures about fair value measurements. The updated guidance is effective on a prospective basis for financial statements issued for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. The adoption of this guidance is not expected to have a material impact on the consolidated financial statements.

In June 2011, the FASB issued guidance which eliminates the option to report other comprehensive income and its components in the statement of changes in shareholders’ equity and requires an entity to present the total of comprehensive income, the components of net income and the components of other comprehensive income either in a single continuous statement or in two separate but consecutive statements. This pronouncement is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The adoption of this guidance is not expected to have a material impact on the consolidated financial statements.

Note 3 — Recent Accounting Pronouncements

In June 2009, the Financial Accounting Standards Board (the “FASB”) issued an amendment to the accounting and disclosure requirements for transfers of financial assets, which was effective January 1, 2010. The amendment eliminates the concept of a qualifying special-purpose entity, changes the requirements for derecognizing financial assets and requires enhanced disclosures to provide financial statement users with greater transparency about transfers of financial assets, including securitization transactions, and an entity’s continuing involvement in and exposure to the risks related to transferred financial assets. The adoption of this standard did not have a material impact on the consolidated financial statements.

In June 2009, the FASB amended the existing accounting and disclosure guidance for the consolidation of variable interest entities, which was effective January 1, 2010. The amended guidance requires enhanced disclosures intended to provide users of financial statements with more transparent information about an enterprise’s involvement in a variable interest entity. The adoption of this standard did not have a material impact on the consolidated financial statements.

In October 2009, the FASB issued new guidance which addresses the accounting for multiple-deliverable arrangements to enable vendors to account for products or services separately rather than as a combined unit and modifies the manner in which the transaction consideration is allocated across the separately identified deliverables. The new guidance significantly expands the disclosure requirements for multiple-deliverable revenue arrangements. The new guidance will be effective for the first annual reporting period beginning on or after June 15, 2010, and may be applied retrospectively for all periods presented or prospectively to arrangements entered into or materially modified after the adoption date. Early adoption is permitted, provided that the guidance is retroactively applied to the beginning of the year of adoption. The Company will not early adopt the guidance and will continue evaluating the impact of this new guidance on the consolidated financial statements.

In January 2010, the FASB amended the existing disclosure guidance on fair value measurements, which was effective January 1, 2010, except for disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements, which is effective January 1, 2011. Among other things, the updated guidance requires additional disclosure for the amounts of significant transfers in and out of Level 1 and Level 2 measurements and requires certain Level 3 disclosures on a gross basis. Additionally, the updates amend existing guidance to require a greater level of disaggregated information and more robust disclosures about valuation techniques and inputs to fair value measurements. Since the amended guidance requires only additional disclosures, the adoption of the provisions effective January 1, 2010 did not, and for the provisions effective in 2011, will not materially impact the consolidated financial statements.

In March 2010, the FASB issued guidance which allows the milestone method to be used as an acceptable revenue recognition methodology when an arrangement includes substantive milestones. The guidance provides a definition of substantive milestone and should be applied regardless of whether the arrangement includes single or multiple deliverables or units of accounting. The guidance is limited to the transactions involving milestones relating to research and development deliverables. The guidance includes enhanced disclosure requirements about each arrangement, individual milestones and related contingent consideration, information about substantive milestones and factors considered in the determination. The guidance is effective prospectively to milestones achieved in fiscal years, and interim periods within those years, after June 15, 2010. Early application and retrospective application are permitted. The Company will not early adopt this guidance and is evaluating the effect it will have upon adoption.

In April 2010, the FASB issued an update which addresses the accounting for stock options when denominating the exercise price of a share-based payment award in the currency of the market in which the underlying equity security trades. A share-based payment award with an exercise price denominated in the currency of market in which a substantial portion of the entity’s equity securities trades shall not be considered to contain a condition that is not a market, performance, or service condition. Therefore such an award shall not be classified as a liability if it otherwise qualifies for equity classification. This standard is effective in fiscal years beginning on or after December 15, 2010. The Company is evaluating the effect this standard will have upon adoption.

In December 2010, the FASB issued an update which addresses when to perform Step 2 of the goodwill impairment test for reporting units with zero or negative carrying amounts. The update modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that impairment may exist. The qualitative factors are consistent with the existing guidance, which requires that goodwill of a reporting unit be tested for impairment between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. This update is effective for fiscal years, and interim periods within those years, beginning after December 15, 2010. Early adoption is not permitted. The Company is currently evaluating the impact of adopting this pronouncement.

In December 2010, the FASB issued an update which addresses the disclosure of supplementary pro forma information for business combination. The update requires public entities to disclose pro forma information for business combinations that occurred in the current reporting period, including revenue and earnings of the combined entity for the current reporting period as though the acquisition date for all business combinations that occurred during the year had been as of the beginning of the annual reporting period. If comparative financial statements are presented, the pro forma revenue and earnings of the combined entity for the comparable prior reporting period should be reported as though the acquisition date for all business combinations that occurred during the current year had been as of the beginning of the comparable prior annual reporting period. Amendments in this update are effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. The Company does not believe this will have a material impact on its financial reporting.

Acquisitions	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Acquisitions

Note 4 — Acquisitions

On January 19, 2011 (the “Closing Date”), NBS Acquisition Company LLC (“Subco”), a newly formed wholly-owned subsidiary of NeoStem, merged (the “PCT Merger”) with and into Progenitor Cell Therapy, LLC, a Delaware limited liability company (“PCT”), with PCT as the surviving entity, in accordance with the terms of the Agreement and Plan of Merger, dated September 23, 2010 (the “PCT Merger Agreement”), among NeoStem, PCT and Subco. As a result of the consummation of the PCT Merger, NeoStem acquired all of the membership interests of PCT, and PCT is now a wholly-owned subsidiary of NeoStem.

Founded by Dr. Andrew L. Pecora and Robert A. Preti, Ph.D., PCT became an internationally recognized cell therapy services and development company. They sought to create a business for “as needed” development and manufacturing services for the emerging cell therapy industry and to prepare for eventual commercialization. With its cell therapy manufacturing facilities and team of professionals, PCT offers a platform that can facilitate the preclinical and clinical development and commercialization of cellular therapies for clients throughout the world. PCT offers current Good Manufacturing Practices (cGMP)-compliant cell transportation, manufacturing, storage, and distribution services and supporting clinical trial design, product process development, logistics, regulatory and quality systems development services. In addition, through its network of contacts throughout the cell therapy industry, PCT is able to identify early stage development opportunities in the cell therapy field and opportunistically develop these cell therapies through proof of concept where they can be further developed and ultimately commercialized through NeoStem’s developing commercial structure. Dr. Preti now serves as PCT’s President and Dr. Pecora as part-time Chief Medical Officer of PCT.

PCT is engaged in a broad range of services in the cell therapy market for the treatment of human disease, including but not limited to contract manufacturing, product and process development, product and regulatory consulting, and product characterization and comparability. PCT’s expertise in the cell therapy space, which includes therapeutic vaccines (oncology), various related cell therapeutics, cell diagnostics, and regenerative medicine, creates a platform upon which NeoStem intends to build a therapeutics strategy. NeoStem’s goal is to develop internally, or through partnerships, allogeneic (cells from a third-party donor) or autologous (cells from oneself) cell therapeutics technologies that, in the aggregate, comprise the Cell Therapy  — United States reportable segment.

In addition, PCT has assumed NeoStem’s adult stem cell business based on PCT’s strategic advantages in meeting cGMP regulatory requirements in an industry that is widely dispersed with a range of quality issues. NeoStem believes that PCT, as a quality leader, is ideally positioned to become a leader in cell collection, processing and storage (cell banking) which is synergistic with NeoStem’s roots in this business. In addition, PCT’s leadership in the transportation and distribution of cell therapy products is complementary to NeoStem’s strategic vision of working with the industry leader as the partner of choice. These efforts are being bundled together into a new service with PCT’s cord blood banking business into a multigenerational stem cell collection and storage plan that the Company calls the “Family Plan”.

Pursuant to the terms of the PCT Merger Agreement, all of the membership interests of PCT outstanding immediately prior to the effective time of the PCT Merger (the “Effective Time”) were converted into the right to receive, in the aggregate, (i) 10,600,000 shares of the common stock, par value  $0.001 per share, of NeoStem (the “NeoStem Common Stock”) (reflecting certain final price adjustments agreed to at the closing) and (ii) warrants to purchase an aggregate 3,000,000 shares of NeoStem Common Stock as follows:

(i)	common stock purchase warrants to purchase one million (1,000,000) shares of NeoStem Common Stock, exercisable over a seven year period at an exercise price of $7.00 per share (the “ $7.00 Warrants”), and which will vest only if a specified business milestone (described in the PCT Merger Agreement) is accomplished within three (3) years of the Closing Date of the PCT Merger; and
(ii)	common stock purchase warrants to purchase one million (1,000,000) shares of NeoStem Common Stock exercisable over a seven year term at an exercise price of $3.00 per share (the “ $3.00 Warrants”); and
(iii)	common stock purchase warrants to purchase one million (1,000,000) shares of NeoStem Common Stock exercisable over a seven year period at an exercise price of $5.00 per share (the “ $5.00 Warrants” and, collectively with the $7.00 Warrants and the $3.00 Warrants, the “Warrants”).

The Warrants are redeemable in certain circumstances. Transfer of the shares issuable upon exercise of the Warrants is restricted until the one year anniversary of the Closing Date.

In accordance with the PCT Merger Agreement, NeoStem has deposited into an escrow account with the escrow agent (who is initially NeoStem’s transfer agent), 10,600,000 shares of NeoStem Common Stock for eventual distribution to the former members of PCT (subject to downward adjustment to satisfy any indemnification claims of NeoStem, all as described in the PCT Merger Agreement).

The issuance of NeoStem securities in the PCT Merger was approved at a special meeting of shareholders of NeoStem held on January 18, 2011 (the “NeoStem Special Meeting”), on which date the PCT Merger was also approved at a special meeting of members of PCT.

The fair value of the net assets acquired in the PCT Merger was  $8,186,200. The fair value of the equity issued as consideration by NeoStem was valued at  $17,866,200 resulting in the recognition of goodwill in the amount of  $9,680,000. The fair value of the equities issued by NeoStem included 10,600,000 shares of NeoStem Common stock valued at  $15,900,000 and NeoStem warrants to purchase up to 3,000,000 shares valued at  $1,966,200. A portion of the consideration paid is contingent upon the accomplishment of a certain milestone for the  $7.00 Warrant. Such contingent consideration has been classified as equity and will not be subject to remeasurement. The goodwill that has been created by this acquisition is reflective of values and opportunities of utilizing PCT’s cell collection, processing and storage (cell banking) resources and production capacities, as mentioned above. Due to the structure of the transaction, none of the Goodwill is expected to be tax deductible.

The preliminary fair value of assets acquired and liabilities assumed on January 19, 2011 is as follows:

Cash	$227,900
Accounts Receivable	442,400
Inventory	2,032,800
Other Current Assets	166,200
Property, Plant & Equipment	11,858,400
Intangibles	8,100,000
Goodwill	9,680,000
Other Assets	654,100
Accounts Payable	1,370,900
Other Liabilities	540,500
Deferred Revenues	2,280,200
Amount Due Related Party	3,000,000
Deferred Tax Liability	4,319,600
Mortgages Payable	3,784,600

The total cost of the acquisition, which is still preliminary, has been allocated to the assets acquired and the liabilities assumed based upon their estimated fair values at the date of the acquisition. This estimated purchase price allocation is subject to revision based on additional valuation work that is being conducted. The final allocation is pending the receipt of this valuation work and the completion of the Company’s internal review, which is expected during fiscal 2011.

For the period since the acquisition (January 19-June 30, 2011), NeoStem recorded  $3,415,400 in revenues and a net loss of approximately  $2,842,100 or  $0.03 basic and diluted loss per share attributable to PCT.

The following supplemental table presents unaudited consolidated pro forma financial information as if the closing of the acquisition of PCT had occurred on January 1, 2010 (in thousands, except per share amounts):

	Six Months Ended June 30,		Three Months Ended June 30,		Six Months Ended June 30,
	2011	2011	2010	2010	2010	2010
	(As Reported)	(Proforma)	(As Reported)	(Proforma)	(As Reported)	(Proforma)
Revenues	$38,101.8	$38,484.2	$19,407.5	$20,882.8	$35,240.7	$39,512.0
Cost of revenues	27,812.3	28,136.9	12,911.8	14,028.2	23,763.4	26,850.4
Gross profit	10,289.5	10,347.3	6,495.7	6,854.6	11,477.3	12,661.6
Research and development	5,283.7	5,283.7	2,133.2	2,133.2	3,433.5	3,433.5
Selling, general, and administrative	23,016.0	23,405.2	7,865.5	9,999.5	14,155.0	17,234.5
Operating loss	(18,010.2)	(18,341.6)	(3,502.9)	(5,278.1)	(6,111.2)	(8,006.4)
Other income (expense), net	(1,524.7)	(1,559.5)	143.4	78.8	(29.2)	(363.7)
Loss from operations before provision for income taxes and noncontrolling interests	(19,534.9)	(19,901.1)	(3,359.6)	(5,199.3)	(6,140.4)	(8,370.2)
Provision for income taxes	702.7	683.3	402.3	310.5	905.2	721.7
Net loss	(20,237.6)	(20,584.4)	(3,761.8)	(5,509.9)	(7,045.6)	(9,091.9)
Less – net income attributable to noncontrolling interests	541.2	541.1	1,611.5	1,519.8	2,940.2	2,940.2
Preferred dividends	357.4	357.4	53.8	53.8	153.5	153.5
Net loss attributable to NeoStem, Inc. common shareholders	$(21,136.2)	$(21,482.9)	$(5,427.1)	$(7,083.4)	$(10,139.3)	$(12,185.5)
Basic and diluted loss per share	$(0.27)	$(0.27)	$(0.11)	$(0.12)	$(0.23)	$(0.22)
Weighted average common shares outstanding	77,117,905	78,172,049	48,771,930	59,371,930	44,419,456	55,019,456

The unaudited supplemental pro forma financial information should not be considered indicative of the results that would have occurred if the PCT Merger had been consummated on January 1, 2010, nor are they indicative of future results.

Athelos Corporation (“Athelos”) is a subsidiary of PCT pursuing the development of T regulatory cells (TRegs) as a therapeutic to treat disorders of the immune system. Pursuant to a Stock Purchase and Assignment Agreement dated March 28, 2011, Athelos issued approximately 20% of its shares to Becton Dickinson and Company (“BD”) in exchange for its rights to certain intellectual property relating to TRegs which it owned pursuant to a patent license agreement between the University of Pennsylvania (“Penn”) and BD dated September 28, 2005 (the “Penn License”), and a license agreement between ExCell Therapeutics, LLC and BD dated September 16, 2005, as amended August 31, 2007 (the “Excel License”). Pursuant to the Penn License, BD had exclusive worldwide rights to the TReg patents listed in that agreement. As assignee, Athelos will pay Penn a royalty on net sales of licensed products and milestones on initiation of clinical trial stages, license application filings and regulatory approvals. In addition, Athelos will pay Penn an annual license maintenance fee and has committed to certain diligence expenditures to advance the technology. Pursuant to the ExCell License, BD had exclusive worldwide rights to the patents referenced therein. As assignee, Athelos will pay ExCell a royalty on net sales of licensed products and milestones on completion of clinical trial phases, as well as regulatory approval. It is the express intent of all parties that the BD assignments to Athelos will be replaced with direct licenses between Athelos and Penn and between Athelos and USC. Pursuant to the Stockholders’ Agreement dated March 28, 2011, Athelos, PCT and BD have agreed, that, among other things, BD will have certain anti-dilution protection for the first  $5 million of new investment in Athelos and certain board of directors’ observer rights. BD has assigned to Athelos, and Athelos assumed, all rights, title, interest and obligations of BD under a consulting agreement dated as of September 16, 2005 between David Horwitz, M.D. and BD, to be paid retroactively beginning as of January 1, 2011, for services rendered in advancing the Athelos TReg research and development platform. PCT has valued BD’s share of the contributed intellectual properties at  $927,000 and characterized this acquired intangible asset as in-process research and development which has been recorded as expense within research and development expense for the six months ended June 30, 2011.

Note 4 — Acquisitions

On October 30, 2009, NeoStem consummated the Erye Merger pursuant to which CBH was merged with and into Merger Sub, a wholly-owned subsidiary of NeoStem, with Merger Sub as the surviving entity in accordance with the terms of the Agreement and Plan of Merger, dated November 2, 2008, as amended (the “Erye Merger Agreement”) by and between NeoStem, Merger Sub, CBH and China Biopharmaceuticals Corp., a wholly-owned subsidiary of CBH (“CBC”). As a result of the Erye Merger, NeoStem acquired CBH’s 51% ownership interest in Erye, a Sino-foreign joint venture with limited liability organized under the laws of the PRC. Erye specializes in the production and sale of pharmaceutical products, as well as chemicals used in pharmaceutical products. Erye, which was founded more than 50 years ago, currently manufactures both antibiotic prescription drugs and active pharmaceutical intermediaries. Suzhou Erye Economy and Trading Co. Ltd. (“EET”) owns the remaining 49% ownership interest in Erye.

Pursuant to the terms of the Erye Merger Agreement, NeoStem issued an aggregate of 13,750,167 shares of its common stock, with a fair value of  $20,762,800, and 8,177,512 shares of Series C Convertible Preferred Stock, with a fair value of  $13,720,000, in exchange for outstanding CBH securities. In addition, the Company issued Class E warrants to purchase 1,603,191 shares of NeoStem Common Stock, with a fair value of  $590,800, to replace warrants issued by CBH.

The fair value of the identifiable net assets acquired in the Erye Merger was  $42,701,400. The fair value of the equity issued as consideration by NeoStem was  $35,073,600 and the fair value of the noncontrolling interests of Erye was  $33,698,200. The goodwill that has been created by this acquisition is reflective of the values and opportunities of expanded access to healthcare in the PRC, the designation of certain antibiotics as essential medicines in China, and that a majority of Erye’s antibiotics are on the central or provincial governments’ drug formularies. Due to the structure of the transaction, none of the goodwill is expected to be tax deductible.

The summary of assets acquired and liabilities assumed on October 30, 2009 was as follows (in thousands):

Cash & restricted cash	$4,451.2
Accounts receivable	$6,199.5
Inventories	$12,509.1
Other current assets	$3,101.0
Property, plant and equipment	$18,922.6
Intangibles and land use rights	$31,038.9
Goodwill	$26,070.4
Accounts payable	$6,025.5
Other liabilities	$3,302.3
Deferred tax liability	$7,096.9
Notes payable	$9,618.1
Amount due related parties	$7,478.1

A preliminary allocation of the consideration transferred to the net assets of CBH was made as of the Erye Merger date. During 2010, the Company continued to review its preliminary allocation of the purchase price associated with the Erye Merger and made the following retrospective adjustments as of the Erye Merger date:

The Company determined that finished goods inventory acquired in connection with the Erye Merger was incorrectly valued and should have been increased by approximately  $1,957,200 to step-up such inventory to fair value at the Erye Merger date. Such finished goods inventory was sold through as of December 31, 2009. Therefore, at December 31, 2009, there is no effect on the reported balance of inventories in the consolidated balance sheets.

The Company also identified additional intangible assets associated with Erye’s manufacturing technology and standard operating procedures with a fair value of  $3,984,700 and  $1,030,000 respectively. The Company determined that Erye’s trade name has a fair value of  $927,100 and will be amortized over a period of 10 years. Erye’s in-process research and development represents the fair value assigned to incomplete research projects of  $2,143,000 which has been classified as an indefinite-lived intangible asset, subject to impairment testing until completion or abandonment of the projects. Adjustments to the fair value of other intangible assets and land use rights were identified resulting in an increase in assets of  $312,000.

The Company determined that it had incorrectly accounted for the book/tax basis differences that arose in recording the fair value of the net assets acquired in connection with the Erye Merger. Such increases to fair value, while deductible for book purposes, are not deductible for local Chinese tax purposes but require recognition of the impact such non-deductibility will have on future tax expense. Specifically, the Company did not establish at the Erye Merger date deferred tax liabilities of approximately  $7,096,900 for such book/tax basis differences.

The Company evaluated the materiality of these errors from both a qualitative and quantitative perspective and concluded that these errors were immaterial to the consolidated financial statements taken as a whole for the fiscal year ended December 31, 2009. The effect of these immaterial errors and related retrospective adjustments at December 31, 2009 and for the year then ended along with other reclassifications made as discussed in Note 2 are summarized as follows (in thousands, except share and per share amounts):

	As Previously Reported	Adjustments and Reclassifications	As Adjusted
Consolidated Balance Sheet
Assets:
Current assets	$31,799.2	$—	$31,799.2
Property, plant and equipment, net	21,299.4	(23.6)	21,275.8
Goodwill	29,862.1	(3,227.5)	26,634.6
Intangible assets and land use rights, net	22,835.2	8,291.4	31,126.6
Other assets	238.9	1.2	240.1
	$106,034.8	$5,041.5	$111,076.3
Liabilities and Equity
Current liabilities	$25,493.6	$(269.4)	$25,224.2
Deferred income taxes	—	6,796.0	6,796.0
Unearned revenues	—	233.4	233.4
Derivative liabilities	—	36.0	36.0
Amount due related parties	7,234.3	—	7,234.3
Convertible redeemable Series C preferred stock	13,720.0	—	13,720.0
Preferred stock Series B convertible, redeemable	0.1	—	0.1
Common stock	37.2	—	37.2
Additional paid-in capital	95,709.5	—	95,709.5
Accumulated deficit	(70,878.8)	(898.2)	(71,777.0)
Accumulated other comprehensive loss	(67.9)	11.4	(56.5)
Non controlling interests	34,786.8	(867.7)	33,919.1
Total equity	59,586.9	(1,754.5)	57,832.4
	$106,034.8	$5,041.5	$111,076.3

	As Previously Reported	Adjustments and Reclassifications	As Adjusted
Consolidated Statement of Operations
Revenues	$11,565.1	$—	$11,565.1
Cost of revenues	7,587.2	2,118.8	9,706.0
Gross Profit	3,977.9	(2,118.8)	1,859.1
Research and Development	4,318.8	8.8	4,327.6
Selling, general and administrative	23,459.6	(59.2)	23,400.4
Operating Loss	(23,800.5)	(2,068.4)	(25,868.9)
Other income (expense):
Other income (expense), net	52.1	(68.2)	(16.1)
Interest expense	(91.3)	68.2	(23.1)
Other expense	(39.2)	—	(39.2)
Loss from operations before provision for income taxes and noncontrolling interests	(23,839.7)	(2,068.4)	(25,908.1)
Provision for taxes	344.2	(302.5)	41.7
Net loss	(24,183.9)	(1,765.9)	(25,949.8)
Less – net income attributable to noncontrolling interests	1,088.6	(867.7)	220.9
Net Loss attributable to NeoStem, Inc.	(25,272.5)	(898.2)	(26,170.7)
Preferred Dividends	5,612.0	—	5,612.0
Net Loss attributable to NeoStem, Inc. common shareholders	$(30,884.5)	$(898.2)	$(31,782.7)
Basic and diluted loss per share	13,019,518	13,019,518	13,019,518
Weighted average common shares outstanding	$(2.37)	$(0.07)	$(2.44)

	As Previously Reported	Adjustments and Reclassifications	As Adjusted
Consolidated Statement of Cash Flow
Cash flows from operating activities:
Net Loss	$(24,183.9)	$(1,765.9)	$(25,949.8)
Adjustments to reconcile net loss to net cash used in operating activities:
Common Stock, stock options and warrants issued as payment for compensation and services rendered	12,324.0	—	12,324.0
Depreciation and amortization	577.0	143.3	720.3
Bad debt expense	(90.2)	—	(90.2)
Deferred income taxes	—	(302.5)	(302.5)
Realization of step up in basis of inventory recorded at date of merger	—	1,957.6	1,957.6
Changes in operating assets and liabilities:
Prepaid expenses and other current assets	1,796.7	—	1,796.7
Accounts receivable	571.7	—	571.7
Inventory	(2,427.1)	—	(2,427.1)
Other assets	(238.9)	—	(238.9)
Unearned revenues	1,991.8	—	1,991.8
Payments to related party	(243.8)	243.8	—
Accounts payable, accrued expenses and other current liabilities	1,274.6	—	1,274.6
Net cash used in operating activities	(8,648.1)	276.3	(8,371.8)
Cash flows from investing activities:
Increase in restricted cash	—	(959.9)	(959.9)
Cash associated with Merger	696.5	—	696.5
Acquisition of property and equipment	(2,387.6)	—	(2,387.6)
Net cash used in investing activities	(1,691.1)	(959.9)	(2,651.0)
Cash flows from financing activities:
Net proceeds from issuance of Series D Preferred Stock	15,669.2	—	15,669.2
Proceeds from (payments to) related parties	—	(243.8)	(243.8)
Proceeds from bank loans	2,197.5	—	2,197.5
Cash restricted as collateral for bank loans	(959.9)	959.9	—
Proceeds from notes payable	2,918.3	—	2,918.3
Payment of capitalized lease obligations	(14.7)	—	(14.7)
Proceeds from sale of convertible debentures	(2,742.7)	—	(2,742.7)
Net cash provided by financing activities	17,067.7	716.1	17,783.8
Effect of currency exchange rate change	—	(32.5)	(32.5)
Net increase in cash	6,728.5	—	6,728.5
Cash and cash equivalents at beginning of year	430.8	—	430.8
Cash and cash equivalents at end of year	$7,159.3	$—	$7,159.3

Presented below is the unaudited proforma information as if the acquisition had occurred at the beginning of the years ended December 31, 2009 and 2008 along with a comparison to the reported results for the years ended December 31, 2009, and 2008 (in thousands, except share and per share amounts):

	Years Ended December 31,		Years Ended December 31,
	2009	2009	2008	2008
	(As Reported)	(Proforma)	(As Reported)	(Proforma)
Revenues	$11,565.1	$61,686.4	$83.5	$49,809.4
Cost of revenues	9,706.0	42,723.8	32.0	35,461.2
Gross profit	1,859.1	18,962.6	51.5	14,348.2
Research and development	4,327.6	6,032.6	792.2	1,152.2
Selling, general, and administrative	23,400.4	29,562.5	8,492.8	15,797.9
Operating loss	(25,868.9)	(16,632.5)	(9,233.5)	(2,601.9)
Other income (expense), net	(39.2)	155.7	(8.6)	130.3
Loss from operations before provision for income taxes and noncontrolling interests	(25,908.1)	(16,476.8)	(9,242.1)	(2,471.6)
Provision for income taxes	41.7	952.6	—	1,061.2
Net loss	(25,949.8)	(17,429.4)	(9,242.1)	(3,532.8)
Less – net income attributable to noncontrolling interests	220.9	4,248.9	—	2,797.5
Preferred dividends	5,612.0	5,612.0	—	—
Net loss attributable to NeoStem, Inc. common shareholders	$(31,782.7)	$(27,290.3)	$(9,242.1)	$(6,330.3)
Basic and diluted loss per share	$(2.44)	$(1.12)	$(1.53)	$(0.32)
Weighted average common shares outstanding	13,019,518	24,427,624	6,056,886	19,807,053

The unaudited supplemental pro forma financial information should not be considered indicative of the results that would have occurred if the Erye Merger had been consummated on January 1, 2009 or January 1, 2008, nor are they indicative of future results.

Goodwill and Other Intangible Assets	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Goodwill and Other Intangible Assets

Note 5 — Goodwill and Other Intangible Assets

The changes in the carrying amount of goodwill by reportable segment during six months ended June 30, 2011 were as follows (in thousands):

	Cell Therapy — United States	Pharmaceutical Manufacturing — China	Total
Balance as of December 31, 2010
Goodwill	$558.2	$27,002.0	$27,560.2
Accumulated impairment losses	(558.2)	—	(558.2)
	—	27,002.0	27,002.0
Acquisitions*	9,680.0	—	9,680.0
Foreign currency exchange rate changes	—	534.0	534.0
Balance as of June 30, 2011
Goodwill	$9,680.0	$27,536.0	$37,216.0

*	Goodwill associated with the PCT Merger

As of June 30, 2011 and December 31, 2010, the Company’s intangible assets and related accumulated amortization consisted of the following (in thousands):

	Useful Life	June 30, 2011			December 31, 2010
		Gross	Accumulated Amortization	Net	Gross	Accumulated Amortization	Net
Customer list	10 Years	$19,490.8	$(3,077.8)	$16,413.0	$17,740.0	$(2,069.7)	$15,670.3
Manufacturing technology	10 Years	10,204.7	(983.9)	9,220.8	4,220.6	(492.4)	3,728.2
Tradename	10 Years	2,303.4	(225.4)	2,078.0	983.9	(114.7)	869.2
In process R&D	Indefinite	1,762.8	—	1,762.8	2,219.6	—	2,219.6
Standard operating procedures	10 Years	1,087.9	(181.3)	906.6	1,066.8	(124.5)	942.3
Lease rights	2 Years	833.4	(694.5)	138.9	817.2	(476.7)	340.5
VSEL patent rights	19 Years	669.0	(123.2)	545.8	669.0	(105.6)	563.4
Patents	8 Years	167.7	(41.9)	125.8	164.3	(31.2)	133.1
Total Intangible Assets		$36,519.7	$(5,328.0)	$31,191.7	$27,881.4	$(3,414.8)	$24,466.6

In 2011, Erye commenced sales of two products that were previously accounted for as In Process R&D which has resulted in a reclassification of approximately  $500,600 from In Process R&D to Manufacturing Technology. Certain of the Company’s intangible assets are recorded on the books of wholly owned or partially owned subsidiaries and affiliates in China, and denominated in RMB. As a result, the balance reported fluctuates based upon the changes in exchange rates.

In connection with the acquisition of PCT, the following intangible assets were acquired (in thousands):

Customer list	$1,400.0
Manufacturing technology	5,400.0
Tradename	1,300.0
$8,100.0

Total intangible amortization expense was classified in the operating expense categories for the periods included below as follows (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Cost of revenue	$397.3	$226.7	$738.3	$328.3
Research and development	13.8	13.6	27.5	27.1
Selling, general and administrative	541.8	452.8	1,063.4	836.1
Total	$952.9	$693.1	$1,829.2	$1,191.5

Estimated intangible amortization expense on an annual basis for the succeeding five years is as follows (in thousands):

2011	$1,820.9
2012	3,364.0
2013	3,364.0
2014	3,364.0
2015	3,364.0
Thereafter	15,914.8
$31,191.7

Note 5 — Goodwill and Other Intangible Assets

As part of the Company’s annual impairment review as of December 31, 2010, a  $558,200 goodwill impairment charge was recorded within the Company’s Cell Therapy — United States reportable segment due to lower than expected revenue and operating income growth of its Adult Stem Cell Banking — United States reporting unit since its acquisition. The Company estimated the fair value utilizing a discounted cash flow model.

The changes in the carrying amount of goodwill, by reportable segment during 2010 and 2009 were as follows (in thousands):

	Cell Therapy — United States	Regenerative Medicine — China	Pharmaceutical Manufacturing — China
Balance as of December 31, 2008
Goodwill	$558.2	$—	$—
Accumulated impairment losses	—	—	—
	558.2	—	—
Acquisitions	—	—	26,070.4
Foreign currency exchange rate changes	—	—	6.0
Balance as of December 31, 2009
Goodwill	558.2	—	26,076.4
Accumulated impairment losses	—	—	—
	558.2	—	26,076.4
Impairment	(558.2)	—	—
Foreign currency exchange rate changes	—	—	925.6
Balance as of December 31, 2010
Goodwill	558.2	—	27,002.0
Accumulated impairment losses	(558.2)	—	—
	$—	$—	$27,002.0

As of December 31, 2010 and 2009, the Company’s intangible assets and related accumulated amortization consisted of the following (in thousands):

	Useful Life	December 31,
		2010			2009
		Gross	Accumulated Amortization	Net	Gross	Accumulated Amortization	Net
Amortized intangible assets:
Customer list	10	$17,740.0	$(2,069.7)	$15,670.3	$17,131.9	$(285.5)	$16,846.4
Manufacturing technology	10	4,220.6	(492.4)	3,728.2	4,075.9	(67.9)	4,008.0
In process R&D	Indefinite	2,219.6	—	2,219.6	2,143.5	—	2,143.5
Standard operating procedures	10	1,066.8	(124.5)	942.3	1,030.2	(17.1)	1,013.1
Tradename	10	983.9	(114.7)	869.2	950.2	(15.8)	934.4
Lease rights	2	817.2	(476.7)	340.5	789.2	(65.8)	723.4
VSEL patent rights	19	669.0	(105.6)	563.4	669.0	(70.4)	598.6
Patents	8	164.3	(31.2)	133.1	158.7	(11.1)	147.6
Intangible assets, net		$27,881.4	$(3,414.8)	$24,466.6	$26,948.6	$(533.6)	$26,415.0

Total intangible amortization expense was classified in the operating expense categories for the periods included below as follows (in thousands):

	Years Ended December 31,
	2010	2009	2008
Cost of revenues	$912.5	$150.9	$—
Selling, general, and administrative	1,842.0	312.5	—
Research and development	35.2	35.2	35.2
Total	$2,789.7	$498.6	$35.2

Estimated intangible amortization expense on an annual basis for the succeeding five years is as follows (in thousands):

Years Ending December 31,	Amount
2011	$2,796.6
2012	2,456.1
2013	2,456.1
2014	2,456.1
2015	2,456.1
Thereafter	9,626.0
Total	$22,247.0

Accrued Liabilities	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Accrued Liabilities

Note 6 — Accrued Liabilities

Accrued liabilities are as follows (in thousands):

	June 30, 2011	December 31, 2010
Salaries, employee benefits and related taxes	$951.2	$210.6
Professional fees	936.3	564.7
VAT and other taxes	858.4	126.6
Amount due on patent infringement	773.5	758.5
Research and development expenses	566.9	—
Customer security deposits	514.0	284.8
Other	209.3	419.1
Utilities	89.5	253.6
Construction costs	—	154.1
	$4,899.1	$2,772.0

Note 6 — Accrued Liabilities

Accrued liabilities were as follows (in thousands):

	December 31,
	2010	2009
Patent infringement costs	$758.5	$—
Professional fees	564.7	116.8
Other	537.4	58.1
Utilities	253.6	—
Customer security deposits	284.8	—
Construction costs	154.1	—
Dividends payable	84.5	69.5
Rent	26.5	69.1
Salaries and related taxes	68.8	531.7
Franchise taxes	33.3	139.0
Collection cost	5.8	85.1
	$2,772.0	$1,069.3

Bank Loans, Notes Payable and Mortgages Payable	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Bank Loans, Notes Payable and Mortgages Payable

Note 7 — Bank Loans, Notes Payable and Mortgages Payable

Bank Loans

In November 2010, Erye obtained a bank loan of approximately  $3,094,000 from the CITIC Bank International with a variable interest rate that is currently 6.06% and is due in November 2011.

In March 2011, Erye obtained a bank loan of approximately  $1,547,000 from the China Merchants Bank with a variable interest rate that is currently 6.06% and is due in September 2011.

In May 2011, Erye obtained a bank loan of approximately  $3,094,000 from Commercial Bank of China with a variable interest rate that is currently 7.02% and is due in November 2011.

Notes Payable

Erye has approximately  $10,962,900 of notes payable outstanding as of June 30, 2011. Notes are payable to the banks who issue bank notes to Erye’s creditors. Notes payable are interest free and usually mature after a three to six month period. In order to issue notes payable on behalf of Erye, the banks require collateral, such as cash deposits which are approximately 30% – 50% of notes to be issued, or properties owned by Erye. Restricted cash pledged as collateral for the balance of notes payable at June 30, 2011 and December 31, 2010, amounted to approximately  $4,897,400 and  $3,381,400, respectively. At June 30, 2011 and December 31, 2010, the restricted cash amounted to 44.7% and 35.80%, respectively, of the notes payable Erye issued, and the remainder of the notes payable is collateralized by pledging the land use right Erye owns, which amounted to approximately  $4,850,200 and  $4,807,800 at June 30, 2011 and December 31, 2010, respectively.

The Company has financed certain insurance policies and has notes payable at June 30, 2011 of approximately  $94,000 related to these policies. These notes require monthly payments and mature in less than one year.

Mortgages Payable

On October 31, 2007, PCT issued a note to borrow  $3,120,000 (the “Note”) in connection with its  $3,818,500 purchase of condominium units in an existing building in Allendale, New Jersey (the “Property”) that PCT uses as a laboratory and stem cell processing facility. The Note is payable in 239 consecutive monthly payments of principal and interest, based on a 20 year amortization schedule; and one final payment of all outstanding principal plus accrued interest then due. The current monthly installment is  $20,766, which includes interest at an initial rate of 5.00%; the interest rate and monthly installments payments are subject to adjustment on October 1, 2017. On that date, upon prior written notice, the lender shall have the option to declare the entire outstanding principal balance, together with all outstanding interest, due and payable in full. The Note is secured by substantially all of the assets of PCT, including a first mortgage on the Property and assignment of an amount approximately equal to eighteen months debt service held in escrow. The Note matures on October 1, 2027 if not called by the lender on October 1, 2017. The note is subject to certain debt service coverage and total debt to tangible net worth financial covenant ratios semi-annually. The next measurement date for compliance with financial covenants is December 31, 2011. PCT was not in compliance with such covenants at the measurement date of June 30, 2011, and has obtained a covenant waiver letter from the lender for all periods through June 30, 2011. The outstanding balance was approximately  $2,763,200 at June 30, 2011 of which  $111,200 is payable within twelve months. On December 6, 2010 PCT Allendale, a wholly-owned subsidiary of PCT, entered into a note for a second mortgage in the amount of  $1 million on the Allendale Property with TD Bank, N.A. This loan is guaranteed by PCT, DomaniCell (a wholly-owned subsidiary of PCT, now known as NeoStem Family Storage, LLC), Northern New Jersey Cancer Associates (“NNJCA”) and certain partners of NNJCA and is subject to a financial covenant starting December 31, 2011. The loan is for 124 months at a fixed rate of 6% for the first 64 months. The loan is callable for a certain period prior to the interest reset date. The initial four months is interest only. The outstanding balance as of June 30, 2011 is  $957,000 of which  $74,100 is payable within twelve months.

Note 7 — Notes Payable and Bank Loans

In 2009, in order to move forward certain research and development activities, strategic relationships in various clinical and therapeutic areas, as well as to support activities related to the Erye Merger, on February 25, 2009 and March 6, 2009, respectively, the Company issued promissory notes to RimAsia Capital Partners L.P. (“RimAsia”), a principal shareholder of the Company, in the principal amounts of  $400,000 and  $750,000, respectively. The notes bore interest at the rate of 10% per annum and were due and payable on October 31, 2009, except that all principal and accrued interest on the notes was immediately due and payable in the event the Company raised over  $10 million in equity financing prior to October 31, 2009. The notes contained standard events of default and in the event of a default that was not subsequently cured or waived, the interest rate would increase to a rate of 15% per annum and, at the option of RimAsia and upon notice, the entire unpaid principal balance together with all accrued interest thereon would be immediately due and payable. The notes or any portion thereof could be prepaid at any time at the discretion of the Company without premium or penalty. On April 9, 2009 these notes and the related accrued interest were repaid from the proceeds of an  $11,000,000 offering of units consisting of shares of the Company’s Series D Convertible Redeemable Preferred Stock and warrants to purchase shares of Common Stock.

In December 2009, Erye obtained a loan of approximately  $2,200,500 from the Industrial and Commercial Bank with an interest rate of 4.86% that was due in June 2010. In April 2010 this loan was paid in full.

In December 2009, in order to facilitate working capital requirements in China, NeoStem (China) issued a promissory note to the Bank of Rizhao Qingdao Branch for approximately  $645,500. The note bore an interest rate of 4.05%. The note was repaid in the second quarter of 2010. The loan was collateralized by cash in a restricted bank account totaling approximately  $761,100 and these funds were returned when the note was repaid.

On May 25, 2010 NeoStem (China) issued a promissory note to the Bank of Rizhao Qingdao Branch for approximately  $538,000 due November 25, 2010 and bearing interest at 4.86% per annum. The loan was collateralized by cash in a restricted bank account totaling approximately  $600,900. This note was repaid in full in November 2010 and the funds were returned when the note was repaid.

In November 2010, Erye obtained a loan of approximately  $3,034,000 from the CITIC Bank International with an interest rate of 5.56% and is due in November 2011.

Erye has approximately  $9,451,500 of notes payable outstanding as of December 31, 2010. Notes are payable to the banks who issue bank notes to Erye’s creditors. Notes payable are interest free and usually mature after a three to six month period. In order to issue notes payable on behalf of Erye, the banks require collateral, such as cash deposits which are approximately 30%-50% of notes to be issued, or properties owned by Erye. Restricted cash pledged as collateral for the balance of notes payable at December 31, 2010 and 2009, amounted to approximately  $3,381,400 and  $3,955,400, respectively. At December 31, 2010 and 2009, the restricted cash amounted to 35.8% and 43.2% of the notes payable Erye issued, and the remainder of the notes payable is collateralized by pledging the land use right Erye owns, which amounted to approximately  $4,807,800 and  $4,711,700 at December 31, 2010 and 2009, respectively.

The Company has financed certain insurance policies and has notes payable at December 31, 2010 of approximately  $116,900 related to these policies. These notes require monthly payments and mature in less than one year.

Preferred Stock	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Preferred Stock

Note 8 — Preferred Stock

Convertible Redeemable Series E 7% Preferred Stock

On November 19, 2010, the Company sold 10,582,011 Preferred Offering Units consisting of (i) one share (“Preferred Share”) of Series E 7% Senior Convertible Preferred Stock, par value  $0.01 per share, of the Company, (ii) a warrant to purchase 0.25 of a share of Common Stock (consisting of at issuance an aggregate of 1,322,486 warrants, adjusted to an aggregate of 1,353,214 as of June 30, 2011); and (iii) 0.0155 of a share of Common Stock (an aggregate of 164,418 shares). Each Preferred Offering Unit was priced at  $0.945 and total gross and net proceeds received by the Company were  $10,000,000 and  $8,876,700, respectively.

In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the holders of the Preferred Shares are entitled to receive, out of the assets of the Company available for distribution to shareholders, prior and in preference to any distribution of any assets of the Company to the holders of any other class or series of equity securities, the amount of  $1.00 per share plus all accrued but unpaid dividends.

Dividends on the Preferred Shares accrue at a rate of 7% per annum and are payable monthly in arrears. The Company is required to redeem 1/27 of the Preferred Shares monthly.

Monthly dividend and principal payments began on March 21, 2011 and continue on the 19th of each month thereafter with the final payment due on May 20, 2013. Payments can be made in cash or, upon notification to the holders, in shares of Company common stock, provided certain conditions are satisfied or holders of Preferred Shares agree to waive the conditions for that payment period. If the conditions are not satisfied, the Company must make payments in cash. Payments which are made in stock will be made in shares which are freely tradable. The price of the shares will be calculated based on 92% of the average of the lowest 5 days’ volume weighted average prices of the 20 trading days prior to the payment date, and the shares are delivered in tranches beginning in advance of the applicable payment date. As of June 30, 2011, the Company had issued 1,795,332 shares of Company common stock in payment of monthly dividends and principal, including required advanced payments.

The Company may pre-pay the outstanding balance of the Preferred Shares in full or in part (in increments of no less than  $1,000,000) at 115% of the then outstanding balance, reducing to 110% after November 19, 2011, with notice of not less than thirty days and adequate opportunity to convert. If the Company chooses to pre-pay, the outstanding balance must be paid in cash and the premium may be paid in cash or shares of Company common stock.

Upon issuance, the Preferred Shares were convertible at an initial conversion price of  $2.0004. The conversion price is subject to certain weighted average adjustments upon the occurrence of specific events, including stock dividends, stock splits, combinations and reclassifications of the Company’s common stock and if (with certain exceptions) the Company issues or sells any additional shares of common stock or common stock equivalents at a price per share less than the conversion price then in effect, or without consideration. As of June 30, 2011, the conversion price had been adjusted to  $1.96.

An aggregate of  $2,500,000 of the proceeds from the Preferred Offering was placed in escrow for a maximum of 2.5 years as security for the Company’s obligations relative to the Preferred Shares, and is included in other assets.

The characteristics of the Series E Preferred Stock: cumulative dividends, mandatory redemption, no voting rights, and callable by the Company, require that this instrument be treated as mezzanine equity. The Company bifurcated the fair value of the embedded conversion options and redemption options from the preferred stock since the conversion options and certain redemption options were determined to not be clearly and closely related to the Series E Preferred Stock. The Company recorded the fair value of the embedded conversion and redemption options as long-term derivative liabilities as the conversion price is not fixed and the forced redemption option contains substantial premiums over the stated dividend rate for the preferred stock. The Company also recorded the fair value of the warrants as a long-term derivative liability as the number of warrant shares and exercise price of the warrants is not fixed. The Series E Preferred Stock was discounted by the fair value of the derivatives liabilities. The fair value of the preferred stock (net of issuance costs and discounts), the embedded derivatives, and warrant derivative were approximately  $5,901,800,  $1,933,700 and  $339,900, respectively, as of June 30, 2011. The Company will report changes in the fair value of the embedded derivatives and warrant derivative in earnings within other income (expense), net. The discount and issuance costs on the preferred stock will be amortized through May 20, 2013 using the effective interest method and will be reflected within interest expense. For the six months ended June 30, 2011, the Company recorded a decrease in the fair value of the embedded derivatives of approximately  $348,000 and an increase in the warrant derivative of approximately  $64,600. For the three months ended June 30, 2011, the Company recorded a decrease in the fair value of the embedded derivatives of approximately  $533,000 and a decrease in the warrant derivative of approximately  $16,700.

Note 8 — Preferred Stock

Series D Mandatorily Redeemable Convertible Preferred Stock

In April 2009, the Company completed a private placement financing totaling  $11,000,000 (the “April 2009 Private Placement”). This financing consisted of the issuance of 880,000 units priced at  $12.50 per unit, with each unit (the “Series D Units”) consisting of one share of the Company’s Series D Convertible Redeemable Preferred Stock (the “Series D Stock”) and ten warrants with each warrant to purchase one share of Common Stock (the “Series D Warrants”). A total of 880,000 shares of Series D Stock and 8,800,000 Series D Warrants were issued. RimAsia, a principal shareholder in the Company, purchased  $5,000,000 in Series D Units in the April 2009 Private Placement and thus acquired 400,000 shares of Series D Stock and 4,000,000 Series D Warrants. In June 2009, with a final closing on July 6, 2009, the Company completed an additional private placement financing totaling  $5,003,500 with net proceeds of  $4,679,220 (the “June 2009 Private Placement”). This financing consisted of the issuance of 400,280 Series D Units priced at  $12.50 per unit, and a total of 400,280 shares of Series D Stock and 4,002,800 Series D Warrants were issued. The Company paid  $324,280 in fees and issued 12,971 Series D Units to agents that facilitated the June 2009 Private Placement. The Series D Units issued to the selling agents were comprised of 12,971 shares of the Series D Stock and 129,712 Series D Warrants. Fullbright Finance Limited, a beneficial holder of more than 5% of the Company’s stock, purchased an aggregate of  $800,000 in Series D Units in the June 2009 Private Placement and thus acquired 64,000 shares of Series D Stock and 640,000 Series D Warrants; the securities purchased by Fullbright in the June 2009 Private Placement were pledged to RimAsia and subsequently, to the Company. In total, in the April 2009 and June 2009 Private Placements, the number of shares of Series D Stock issued was 1,293,251 (converted into 12,932,510 shares of Common Stock upon shareholder approval on October 29, 2009 following which there were no shares of Series D Stock outstanding) and the number of Series D Warrants issued was 12,932,512.

Convertible Redeemable Series C Preferred Stock

On October 30, 2009, pursuant to the terms of the Erye Merger Agreement, the Company issued 8,177,512 shares of Series C Convertible Preferred Stock (“Series C Preferred Stock”) to RimAsia Capital Partners, L.P. (“RimAsia”) in exchange for certain outstanding CBH securities. The holder of shares of Convertible Redeemable Series C Preferred Stock (“Series C Preferred Stock”) was entitled to receive an annual dividend of 5% of the Agreed Stated Value, payable annually on the first day of January. Payment of the annual dividend was to be paid in cash or in kind as determined by the NeoStem Board of Directors. The total fair value of the Series C Preferred Stock was approximately  $13,720,000. The value of the Series C Convertible Preferred Stock was allocated to the two economic elements of the Series C Convertible Preferred stock; the value of the beneficial conversion feature of the preferred stock to NeoStem Common Stock was  $5,542,500 and the value of the preferred stock was  $8,177,500. The Series C Convertible Preferred shareholder was not required to hold the preferred stock for any minimum period of time before exercising the conversion feature therefore the value of the beneficial conversion feature was recognized immediately as a dividend of  $5,542,500.

On May 17, 2010, RimAsia at its option converted its 8,177,512 shares of Series C Preferred Stock into 9,086,124 shares of the Company’s common stock at a conversion rate of 0.90 shares of Series C Preferred Stock for 1.0 shares of the Company’s common stock. Following this conversion, there were no shares of Series C Preferred Stock outstanding and RimAsia will not be entitled to receive any dividends on such shares, to receive notices or to vote such shares or to exercise or to enjoy any other powers, preferences or rights in respect thereof; provided however that RimAsia was entitled to receive a cash payment of  $153,500 which is equal to the dividends accrued but unpaid through from January 1, 2010 to May 17, 2010. This payment was made on May 25, 2010.

Convertible Redeemable Series E 7% Preferred Stock

On November 19, 2010, the Company sold 10,582,011 Preferred Offering Units consisting of (i) one share (“Preferred Share”) of Series E 7% Senior Convertible Preferred Stock, par value  $0.01 per share, of the Company, (ii) a warrant to purchase 0.25 of a share of Common Stock (an aggregate of 1,322,486 warrants) and (iii) 0.0155 of a share of Common Stock (an aggregate of 164,418 shares). Each Preferred Offering Unit was priced at  $0.945 and total gross and net proceeds received by the Company were  $10,000,000 and  $8,876,700, respectively.

In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the holders of the Preferred Shares shall be entitled to receive, out of the assets of the Company available for distribution to shareholders, prior and in preference to any distribution of any assets of the Company to the holders of any other class or series of equity securities, the amount of  $1.00 per share plus all accrued but unpaid dividends.

Dividends on the Preferred Shares accrue at a rate of 7% per annum and are payable monthly in arrears.

Monthly dividend and principal payments begin on March 19, 2011 and continue on the 19th of each month thereafter with the final payment due on May 20, 2013. Payments can be made in cash or, upon notification to the holders, in shares of Company common stock, provided the conditions described below are satisfied or holders of Preferred Shares agree to waive the conditions for that payment period. If the conditions are not satisfied, the Company must make payments in cash. Payments which are made in stock will be made in shares which are freely tradable. The price of the shares will be calculated based on 92% of the average of the lowest 5 days’ volume weighted average prices of the 20 trading days prior to the payment date.

The number of shares of Common Stock the Company can use to pay monthly dividends and principal payments are limited to no more than 15% multiplied by the total dollar trading volume (using the daily volume weighted average prices) of the Company’s common stock for the 22 trading days prior to the notification date. In addition, as conditions to using the Company Common Stock for payment for principal and dividends, amongst other things, (i) all shares of common stock to be issued on the payment date must be eligible for resale by the holders without restriction, (ii) the Company’s common stock may not be suspended from trading on the NYSE AMEX Market or other trading market, (iii) all shares of common stock to be issued on the payment date must be issued in full without violating any rules of the NYSE AMEX Market, (iv) certain events of default and trigger events have not occurred, (v) the Company has not provided the holders with non-public information, and (vi) the shares of common stock to be issued will be duly authorized, fully paid and non-assessable.

The Company may pre-pay the outstanding balance of the Preferred Shares in full or in part (in increments of no less than  $1,000,000) at 115% of the then outstanding balance, reducing to 110% after November 19, 2011, with notice of not less than thirty days and adequate opportunity to convert. If the Company chooses to pre-pay, the outstanding balance must be paid in cash and the premium may be paid in cash or shares of Company common stock.

Upon issuance, the Preferred Shares were convertible at an initial conversion price of  $2.0004. The conversion price is subject to certain weighted average adjustments upon the occurrence of specific events, including stock dividends, stock splits, combinations and reclassifications of the Company’s common stock and if (with certain exceptions) the Company issues or sells any additional shares of common stock or common stock equivalents at a price per share less than the conversion price then in effect, or without consideration.

Each holder of Preferred Shares has the unilateral option and right to compel the Company to repurchase for cash any or all of such holder’s Preferred Shares within three days of a written notice requiring such repurchase (provided that no written notice shall be required if any of the events described in clauses (v) and (vi) below occur and demand for repurchase shall be deemed automatically made upon the occurrence of any of those events), at a price per preferred share equal to 115% of the then outstanding balance, reducing to 110% after November 19, 2011, if any of the following events shall have occurred or are continuing:

(i)	A Change in Control Transaction;
(ii)	A “going private” transaction under SEC rules;
(iii)	A tender offer by the Company under SEC Rule 13e-4;
(iv)	the suspension from trading or the failure of the Company’s common stock to be listed on a trading market for a period of five consecutive trading days or for more than an aggregate of 10 trading days in any 365-day period;
(v)	the entry by a competent court of (i) a decree or order for relief pertaining to the Company or any of the Company’s subsidiaries under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Company or any of the Company’s subsidiaries as bankrupt or insolvent or approving a petition seeking reorganization or (iii) appointing a custodian, receiver, trustee or other similar official for the Company or any of the Company’s subsidiaries or of any substantial part of the Company’s property, or ordering the liquidation of the Company’s affairs, and the continuance of any such decree or order for a period of 60 consecutive days;
(vi)	the commencement by the Company or any of the Company’s subsidiaries of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or the consent by the Company to the entry of a decree or order for relief in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company, or the consent by the Company to the appointment of or taking possession by a custodian, receiver, trustee or other similar official of the Company or of any substantial part of its property, or the making by the Company of an assignment for the benefit of creditors, or the admission by the Company in writing of the Company’s inability to pay its debts generally as they become due;
(vii)	following an Authorized Share Failure (as defined), the Company’s failure to receive shareholder approval to approve the required increase in the number of shares of the Company’s common stock within five days after the Meeting Outside Date (as defined); or
(viii)	the Company’s failure to deliver shares of the Company’s common stock on any delivery date as provided by the agreement and such failure continues for two (2) trading days after the date that delivery of shares of common stock is due;
(ix)	the Company’s failure to pay any amounts when and as due pursuant to the Series E Preferred Stock Certificate of Designations (“Certificate of Designations”) or any other document relating to the issuance of the Preferred Shares or the warrants issued to the Series E Preferred holders, if such failure continues for two (2) trading days after the date that such payment is due;
(x)	the Company’s breach of certain covenants contained in the Certificate of Designations and the stock purchase agreement;
(xi)	the Company or any of its subsidiaries shall (A) default in any payment of any amount or amounts of principal of or interest on any indebtedness the aggregate principal amount of which indebtedness is in excess of $1,000,000 or (B) default in the observance or performance of any other agreement or condition relating to any such indebtedness, or any other event shall occur or condition exist, as a result of which the holder or holders or beneficiary or beneficiaries of such indebtedness or a trustee on their behalf have declared such indebtedness to be due prior to its stated maturity;
(xii)	the effectiveness of the registration statement pertaining to the Preferred Shares or the ability to use the prospectus supplement and the prospectus lapses for any reason and continues for a period of 10 consecutive days or for more than an aggregate of 20 days in any 365-day period;
(xiii)	the Company breaches any representation, warranty, covenant or other term or condition of the Certificate of Designations, the stock purchase agreement or the warrants issued with the preferred shares, except to the extent that such breach would not have a material adverse effect (as defined in the stock purchase agreement), and except in the case of a breach of a covenant which is curable, only if such breach remains uncured for a period of at least 10 calendar days (the events described in clauses (v), (vi), (viii), (ix), (x), (xi), (xii) and (xiii) are collectively referred to as the “Trigger Events” and each, as a “Trigger Event”).

Upon issuance, each warrant had an initial exercise price of  $2.0874, will become exercisable after six months and will expire three years after the initial exercise date. The exercise price and the number of shares of common stock purchasable upon the exercise of the warrants are subject to adjustment upon the occurrence of specific events, including stock dividends, stock splits, combinations and reclassifications of the Company’s common stock. Additionally, the exercise price of the warrants is subject to certain weighted average adjustments if (with certain exceptions) the Company issues or sells any additional shares of common stock or common stock equivalents at a price per share less than the exercise price then in effect, or without consideration. Subject to certain exceptions, while the warrants are outstanding, if the daily volume weighted average price of a share of the Company’s common stock for each of 20 trading days out of 30 consecutive trading days has remained at least 100% above the warrant exercise price, then the Company may, subject to certain conditions, require the holder to exercise the warrant in full upon not less than 10 business days prior written notice. If at any time after six months from the date of issuance, there is no effective registration statement relating to the warrant shares, the warrant may be exercised on a cashless basis.

An aggregate of  $2,500,000 of the proceeds from the Preferred Offering was placed in escrow for a maximum of 2.5 years as security for the Company’s obligations relative to the Preferred Shares, and is included in other assets.

The characteristics of the Series E Preferred Stock: cumulative dividends, mandatory redemption, no voting rights, and callable by the Company require that this instrument be treated as mezzanine equity. The Company bifurcated the fair value of the embedded conversion options and redemption options from the preferred stock since the conversion options and certain redemption options were determined to not be clearly and closely related to the preferred stock host. The Company recorded the fair value of the embedded conversion and redemption options as long-term derivative liabilities as the conversion price is not fixed and the forced redemption option contains substantial premiums over the stated dividend rate for the preferred stock. The Company also recorded the fair value of the warrants as a long-term derivative liability as the number of warrant shares and exercise price of the warrants is not fixed. The Series E Preferred Stock was discounted by the fair value of the derivatives liabilities. The fair value of the preferred stock (net of issuance costs and discounts), common stock, the embedded derivatives, and warrant derivative were  $6,251,100,  $228,500,  $2,131,100, and  $266,000, respectively, as of November 19, 2010, the date of issuance.

The Company will report changes in the fair value of the embedded derivatives and warrant derivative in earnings within other income (expense), net. The discount and issuance costs on the preferred stock will be amortized through May 20, 2013 using the effective interest method and will be reflected within interest expense. As of December 31, 2010, the Company recorded an increase in the fair value of the embedded derivatives and warrant derivative of  $150,700 and  $9,300, respectively and amortization of debt discount and issuance costs of  $281,200.

Shareholders' Equity	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Shareholders' Equity

Note 9 — Shareholders’ Equity

Common Stock:

The authorized common stock of the Company is 500 million shares, par value  $0.001 per share.

On March 3, 2011, the Company consummated a private placement pursuant to which five persons and entities acquired an aggregate of 2,343,750 shares of Common Stock for an aggregate consideration of  $3,000,000 (purchase price  $1.28 per share). The investors included Steven S. Myers (one of the Company’s directors) (who purchased 390,625 shares) and Dr. Andrew L. Pecora (the Chief Medical Officer of the Company’s subsidiary PCT) (who purchased 78,125 shares). On April 5, 2011, we consummated a private placement pursuant to which nine persons and entities acquired an aggregate of 1,244,375 shares of Common Stock for an aggregate consideration of approximately  $1,592,800 (purchase price  $1.28 per share). On June 13, 2011 we consummated a private placement pursuant to which one entity acquired 781,250 shares of Common Stock for an aggregate consideration of  $1,000,000 (purchase price  $1.28 per share).

Warrants:

The Company has issued common stock purchase warrants from time to time to investors in private placements and public offerings, and to certain vendors, underwriters, placement agents and consultants of the Company. A total of 25,007,979 shares of common stock are reserved for issuance upon exercise of outstanding warrants as of June 30, 2011 at prices ranging from  $0.50 to  $7.00 and expiring through January 2018.

During the three and six months ended June 30, 2011 and 2010, the Company issued warrants for services as follows ( $ in thousands, except share data):

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Number of Common Stock Purchase Warrants Issued	100,000	75,000	370,000	602,000
Value of Common Stock Purchase Warrants Issued	$73.0	$439.1	$321.1	$739.4

The weighted average estimated fair value of warrants issued for services in the three and six months ended June 30, 2011 was  $0.73 and  $0.87, respectively. The fair value of warrants at the date of grant was estimated using the Black-Scholes option pricing model. The expected volatility is based upon historical volatility of the Company’s stock. The expected term is based upon the contractual term of the warrants.

The range of assumptions used in calculating the fair values of warrants issued for services during the three and six months ended June 30, 2011 and 2010, respectively, were as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Expected term (in years)	3 to 5	5	3 to 5	5
Expected volatility	80% – 82%	97% – 99%	80% – 86%	97% – 124%
Expected dividend yield	0%	0%	0%	0%
Risk-free interest rate	0.71% – 2.04%	1.78% – 2.04%	0.71% – 2.24%	1.78% – 2.65%

Activity related to warrants outstanding was as follows:

	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (years)	Aggregate Intrinsic Value
Balance at December 31, 2010	21,843,507	$2.62
Granted	3,400,728*	4.60
Exercised	—	—
Expired	(236,256)	6.18
Cancelled	—	—
Balance at June 30, 2011	25,007,979	2.85	3.8	$98,640
Warrants Exercisable at June 30, 2011	23,644,979	2.70	3.7

*	Includes 3 million warrants issued pursuant to the PCT Merger Agreement — See Note 4

The Company’s results include share-based compensation expense of approximately  $69,000 and  $435,000 for the three months ended June 30, 2011 and 2010, respectively, and approximately  $241,900 and  $580,800 for the six months ended June 30, 2011 and 2010, respectively. The total fair value of shares vested for warrants issued for services during the three and six months ended June 30, 2011 was approximately  $57,100 and  $165,300, respectively. As of June 30, 2011, there was approximately  $240,600 of total unrecognized service cost related to unvested warrants of which approximately  $91,600 is related to warrants that vest over a weighted average life of 0.4 years. The remaining balance of unrecognized service cost of  $149,000 is related to warrants that vest based on the accomplishment of business milestones as to which expense begins to be recognized when such milestones become probable of being achieved.

Options:

The Company’s 2003 Equity Participation Plan (the “2003 Equity Plan”) permits the grant of share options and shares to its employees, directors, consultants and advisors for up to 2,500,000 shares of Common Stock as stock-based compensation. The 2009 Equity Compensation Plan (the “2009 Equity Plan”) makes up to 17,750,000 shares of Common Stock of the Company available for issuance to employees, consultants, advisors and directors of the Company and its subsidiaries pursuant to incentive or non-statutory stock options, restricted and unrestricted stock awards and stock appreciation rights.

All stock options under the 2003 Equity Plan and the 2009 Equity Plan are granted at the fair market value of the Common Stock at the grant date. Stock options vest either on the date of grant, ratably over a period determined at time of grant, or upon the accomplishment of specified business milestones, and generally expire 3, 5 or 10 years from the grant date depending on the status of the recipient as a consultant, advisor, employee or director of the Company.

The 2009 Equity Plan was originally adopted by the shareholders of the Company on May 8, 2009. On October 29, 2009, the shareholders of the Company approved an amendment to the 2009 Equity Plan to increase the number of shares of common stock available for issuance thereunder from 3,800,000 to 9,750,000. At the 2010 Annual Meeting of Shareholders of the Company held on June 2, 2010, the shareholders approved an amendment to increase this number to 13,750,000. At a Special Meeting of Shareholders of the Company held on January 18, 2011, the shareholders approved an amendment to increase this number to 17,750,000.

The 2003 Equity Plan and the 2009 Equity Plan are sometimes collectively referred to as the Company’s “U.S. Equity Plan.” The Company’s 2009 Non-U.S. Based Equity Compensation Plan (“Non-U.S. Equity Plan”) makes up to 8,700,000 shares of Common Stock of the Company available for issuance. Persons eligible to receive restricted and unrestricted stock awards, options, stock appreciation rights or other awards under the Non-U.S. Equity Plan are those service providers to the Company and its subsidiaries and affiliates providing services outside of the United States, including employees and consultants of the Company and its subsidiaries and affiliates, who, in the opinion of the Compensation Committee, are in a position to contribute to the Company’s success. Options vest either on the date of grant, ratably over a period determined at time of grant, or upon the accomplishment of specified business milestones, and generally expire 3, 5 or 10 years from the grant date depending on the status of the recipient as a consultant, advisor, employee or director of the Company.

The Non-U.S. Equity Plan was originally adopted by the shareholders of the Company on October 29, 2009. At the 2010 Annual Meeting of Shareholders of the Company held on June 2, 2010, the shareholders approved an amendment to increase the number of shares of common stock authorized for issuance thereunder from 4,700,000 to 8,700,000.

The Company’s results include share-based compensation expense of approximately  $3,669,700 and  $1,843,700 for the three months ended June 30, 2011 and 2010, respectively, and approximately  $4,800,000 and  $3,529,400 for the six months ended June 30, 2011 and 2010, respectively. Options vesting on the accomplishment of business milestones will not be recognized for compensation purposes until such milestones are deemed probable of accomplishment. At June 30, 2011 there were options to purchase 1,604,928 shares outstanding that will vest upon the accomplishment of business milestones and will be accounted for as an operating expense when such business milestones are deemed probable of accomplishment.

On April 4, 2011, the Company entered into an amendment of its May 26, 2006 employment agreement with Dr. Robin L. Smith, pursuant to which, as previously amended (the “Agreement”), Dr. Smith serves as Chairman of the Board and Chief Executive Officer of the Company. Pursuant to the amendment, (i) the term of the Agreement was extended from December 31, 2011 to December 31, 2012; (ii) Dr. Smith will receive cash bonuses on October 1, 2011 and 2012 in the minimum amount of 110% of the prior year’s bonus; (iii) a failure to renew the Agreement at the end of the term regardless of reason shall be treated as a termination by the Company without cause; (iv) the Company shall pay Dr. Smith her base salary and COBRA premiums (a) for one year in the event of a termination of the agreement by Dr. Smith for other than good reason and (b) during any period during which she is bound by non-competition, non-solicitation or similar covenants with the Company (such payments shall not be made during the time Dr. Smith is also receiving payments under (iii) or (iv)(a)); (v) Dr. Smith was granted an option to purchase 1,500,000 shares of Common Stock at a per share exercise price equal to the closing price of the Common Stock on the date of the amendment, vesting as to 500,000 shares on each of the date of grant, December 31, 2011 and December 31, 2012; (vi) all other unvested options held by Dr. Smith were immediately vested; (vii) any vested options previously or hereafter granted to Dr. Smith during the remainder of the term shall remain exercisable following termination of employment for the full option term until the expiration date; (viii) the Company agreed that, with the exception of the period of time during which Dr. Smith is a Company affiliate and for 90 days thereafter (during which time any shares owned by or issued to Dr. Smith will bear the Company’s standard affiliate legend), the Company will not place legends on shares on Common Stock owned by Dr. Smith restricting the transfer of such shares so long as such shares are sold under an effective registration statement, pursuant to Rule 144 or are eligible for sale under Rule 144 without volume limitations; and (ix) if Dr. Smith ceases to be employed by the Company and for so long as she continues to own shares of Common Stock the sale of which would require that the current public information requirement of Rule 144 be met, the Company will use its reasonable best efforts to timely meet those requirements or obtain appropriate extensions or otherwise make available such information as is required. Except as set forth in the amendment, the Agreement remains unchanged. Pursuant to the modification on April 4, 2011 of Dr. Smith’s stock options, the Company recognized  $723,000 of incremental compensation cost during the three months ended June 30, 2011.

The weighted average estimated fair value of stock options granted in the three and six months ended June 30, 2011 was  $1.21 and  $1.14, respectively. The fair value of options at the date of grant was estimated using the Black-Scholes option pricing model. The expected volatility is based upon historical volatility of the Company’s stock. The expected term is based upon observation of actual time elapsed between date of grant and exercise of options for all employees.

The range of assumptions used in calculating the fair values of options granted during the three and six months ended June 30, 2011 and 2010, respectively, were as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Expected term (in years)	1 to 10	6 to 10	1 to 10	6 to 10
Expected volatility	75% – 83%	95% – 100%	75% – 85%	95% – 122%
Expected dividend yield	0%	0%	0%	0%
Risk-free interest rate	0.19% – 3.07%	2.32% – 3.58%	0.19% – 3.07%	2.32% – 3.80%

Activity related to stock options outstanding under the U.S. Equity Plan was as follows:

	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (years)	Aggregate Intrinsic Value
Balance at December 31, 2010	9,932,214	$1.87
Granted	6,909,600	1.61
Exercised	(5,000)	1.42
Expired	—	—
Cancelled	(817,152)	1.78
Balance at June 30, 2011	16,019,662	1.76	7.7	$153,343
Options Exercisable at June 30, 2011	8,118,085	1.86	6.9

Activity related to stock options outstanding under the Non U.S. Equity Plan was as follows:

	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (years)	Aggregate Intrinsic Value
Balance at December 31, 2010	3,100,000	$2.02
Granted	650,000	1.74
Exercised	—	—
Expired	—	—
Cancelled	(683,334)	2.07
Balance at June 30, 2011	3,066,666	1.95	8.8	$9,000
Options Exercisable at June 30, 2011	816,666	2.17	8.4

The total fair value of shares vested during the three and six months ended June 30, 2011 was approximately  $2,357,800 and  $2,754,200, respectively.

The number of remaining shares authorized to be issued under the various equity plans at June 30, 2011 are as follows:

	US Equity Plan	Non US Equity Plan
Shares Authorized for Issuance under 2003 Equity Plan	2,500,000	—
Shares Authorized for Issuance under 2009 Equity Plan	17,750,000	—
Shares Authorized for Issuance under Non US Equity Plan	—	8,700,000
	20,250,000	8,700,000
Outstanding Options – US Equity Plan	(16,019,662)	—
Exercised Options	(97,500)	—
Outstanding Options – Non US Equity Plan	—	(3,066,666)
Restricted stock or equity grants issued under Equity Plans	(2,401,005)	(885,000)
Total common shares remaining to be issued under the Equity Plans	1,731,833	4,748,334

As of June 30, 2011, there was approximately  $10,005,100 of total unrecognized compensation costs related to unvested stock option awards of which approximately  $7,831,800 is related to stock options that vest over a weighted average life of 1.82 years. The remaining balance of unrecognized compensation costs of  $2,173,300 is related to stock options that vest based on the accomplishment of business milestones which expense begins to be recognized when such milestones become probable of being achieved.

Changes in Stockholders Equity:

The changes in Stockholders Equity for the six months ended June 30, 2011, were as follows:

	Series B Convertible Preferred Stock		Common Stock		Additional Paid in Capital	Accumulated Other Comprehensive Income	Accumulated Deficit	Non-Controlling Interest in Subsidiary	Total
	Shares	Amount	Shares	Amount
Balance at January 1, 2011	10,000	$100	64,221,130	$63,813	$141,137,522	$2,779,066	$(95,320,620)	$37,827,738	$86,487,619
Exercise of stock options	—	—	5,000	5	7,095	—	—	—	7,100
Share-based compensation	—	—	1,256,450	1,256	6,654,739	—	—	—	6,655,995
Proceeds from issuance of common stock	—	—	4,369,375	4,369	5,903,354	—	—	—	5,907,723
Shares issued for charitable contribution	—	—		409	606,955	—	—	—	607,364
Dividends on Series E preferred stock	—	—	364,780	365	494,547	—	(357,414)	—	137,498
Foreign currency translation	—	—	—	—	—	1,510,497	—	(9,651)	1,500,846
Net income attributable to non-controlling interest	—	—	—	—	—	—	—	541,108	541,108
Dividends to related party	—	—	—	—	—	—	—	(11,726,099)	(11,726,099)
Investment in Athelos	—	—	—	—	—	—	—	927,000	927,000
Net loss attributable to NeoStem, Inc.	—	—	—	—	—	—	(20,778,757)	—	(20,778,757)
Repayment of Series E Preferred Principal	—	—	1,430,552	1,430	1,939,458	—	—	—	1,940,888
Shares issued in PCT Merger	—	—	10,600,000	10,600	17,855,596	—	—	—	17,866,196
Balance at June 30, 2011	10,000	$100	82,247,287	$82,247	$174,599,266	$4,289,563	$(116,456,791)	$27,560,096	$90,074,481

Note 9 — Shareholders’ Equity

Common Stock

The authorized common stock of the Company is 500 million shares, par value  $0.001 per share.

On February 18, 2010, the Company completed a public offering of its common stock, selling 5,750,000 shares priced at  $1.35 per share. The Company received approximately  $6,821,600 in net proceeds from the offering, after underwriting discounts, commissions and expenses, of approximately  $940,900.

Effective March 15, 2010, RimAsia exercised a warrant to purchase 1,000,000 shares of restricted Common Stock. This warrant was issued to RimAsia in a private placement completed by the Company in September 2008. The exercise price was  $1.75 per share, resulting in proceeds to the Company of  $1,750,000. In connection therewith, the Company modified certain terms of RimAsia’s Series D Warrant to purchase 4,000,000 shares of Common Stock.

On May 17, 2010, RimAsia, the holder of 8,177,512 shares of Series C Preferred Stock issued by the Company in connection with the Erye Merger, at its option, converted its 8,177,512 shares of Series C Preferred Stock into 9,086,124 shares of the Company’s common stock at a conversion rate of 0.90 shares of Series C Preferred Stock for 1.0 shares of the Company’s common stock.

On May 19, 2010, the Company entered into a Common Stock Purchase Agreement with Commerce Court Small Cap Value Fund, Ltd., which provides that, subject to certain terms and conditions, Commerce Court is committed to purchase up to  $20,000,000 worth of shares of the Company’s common stock over a term of approximately 24 months. The Purchase Agreement provides that at the Company’s discretion, it may present Commerce Court with draw down notices under this  $20 million equity line of credit arrangement from time to time, to purchase the Company’s Common Stock, provided certain price requirements are met and limited to 2.5% of the Company’s market capitalization at the time of such draw down, which may be waived or modified. The per share purchase price for these shares will equal the daily volume weighted average price of the Company’s common stock on each date during the draw down period on which shares are purchased, less a discount of 5.0%. The Purchase Agreement also provides that the Company in its sole discretion may grant Commerce Court the right to exercise one or more options to purchase additional shares of Common Stock during each draw down period at a price which would be based on a discount calculated in the same manner as it is calculated in the draw down notice. The issuance of shares of common stock to Commerce Court pursuant to the Purchase Agreement, and the sale of those shares from time to time by Commerce Court to the public, are covered by an effective registration statement on Form S-3 filed with the SEC.

On May 27, 2010, the Company presented Commerce Court with a Draw Down Notice. Pursuant to the Purchase Agreement, the shares were offered at a discount price to Commerce Court mutually agreed upon by the parties under the Purchase Agreement equal to 95.0% of the daily volume weighted average price of the common stock during the Pricing Period or a 5% discount. Pursuant to the Draw Down Notice, the Company also granted Commerce Court the right to exercise one or more options to purchase additional shares of common stock during the Pricing Period, based on the trading price of the common stock. The Company settled with Commerce Court on the purchase of 685,226 shares of common stock under the terms of the Draw Down Notice and the Purchase Agreement at an aggregate purchase price of  $1,800,000, or approximately  $2.63 per share, on June 7, 2010. The Company and Commerce Court agreed to waive the minimum threshold price of  $3.00 per share set forth in the Purchase Agreement. The Company received net proceeds from the sale of these shares of approximately  $1,744,000 after deducting its offering expenses.

On June 1, 2010, Fullbright Finance Limited exercised a warrant to purchase 400,000 shares of restricted Common Stock. This warrant was issued to Fullbright in a private placement of securities by the Company in November 2008. The exercise price was  $1.75 per share, resulting in proceeds to the Company of  $700,000.

On June 25, 2010, the Company entered into definitive securities purchase agreements with investors in a registered direct public offering, pursuant to which such investors agreed to purchase, and the Company agreed to sell, an aggregate of 2,325,582 Units, consisting of an aggregate of 2,325,582 shares of common stock and warrants to purchase an aggregate of 581,394 shares of common stock. The offering closed on June 30, 2010 with gross proceeds of  $5,000,000. Each Unit was priced at  $2.15 and consisted of one share of common stock and a warrant which will allow the investor to purchase 0.25 shares of common stock at a per share price of  $2.75. The warrants may be called by the Company in the event that the common stock trades over  $4.50 per share for 10 consecutive trading days. Subject to certain ownership limitations, the warrants will be exercisable on the date of the closing and will expire 2 years thereafter. The number of shares of common stock issuable upon exercise of the warrants and the exercise price of the warrants are adjustable in the event of stock dividends, splits, recapitalizations, reclassifications, combinations or exchanges of shares, reorganizations, liquidations, consolidation, acquisition of the Company (whether through merger or acquisition of substantially all the assets or stock of the Company) or similar events. The issuance of the securities in this offering was registered on a registration statement on Form S-3 filed with the SEC. Rodman & Renshaw LLC acted as the Company’s placement agent in this offering and received a total payment of  $340,000 in fees and expenses and Placement Agent Warrants to purchase up to 93,023 shares of the Company’s Common Stock at an exercise price of  $2.6875 per share expiring May 10, 2015. The Placement Agent Warrants are not covered by the Form S-3. The net proceeds to the Company from such offering, after deducting the Placement Agent’s fees and expenses, the Company’s offering expenses, and excluding the proceeds, if any, from the exercise of the warrants issued in the offering were approximately  $4,497,900.

On July 27, 2010, consistent with the Company’s previously disclosed intention to provide support for The Stem for Life Foundation, a Pennsylvania nonprofit corporation classified as a tax-exempt organization under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”) and as a public charity under Section 509(a)(1) and 170(b)(1)(A)(vi) of the Code (the “Foundation”), whose mission is to promote public awareness, fund research and development and subsidize stem cell collection and storage programs, the Company issued to the Foundation 150,000 shares of restricted common stock with a fair value of  $298,500. The issuance of such securities was subject to the approval of the Board of Directors, Audit Committee and the NYSE Amex. On July 2, 2010, the Company also contributed  $75,000 in cash to the Foundation. The Company’s CEO and Chairman is President and a Trustee of the Foundation, its General Counsel is Secretary and a Trustee of the Foundation and its Chief Financial Officer is Treasurer of the Foundation.

On September 30, 2010, a warrant holder exercised a warrant to purchase 600,000 shares of Common Stock. The exercise price was  $.78 per share, resulting in proceeds to the Company of  $468,000.

On November 16, 2010, the Company entered into an Underwriting Agreement with Cowen and Company, LLC, relating to a public offering by the Company of 6,337,980 units, consisting of one share of the Company’s common stock, and a warrant to purchase 0.50 of a share of Common Stock. The public offering price for each Underwritten Unit was  $1.45 and the net proceeds were  $8,138,500. Each Underwritten Warrant will have an exercise price of  $1.85 per share, will be exercisable six months after issuance and will expire five years from the date of issuance.

On December 7, 2010, the Company entered into a settlement agreement with a business partner involved in the development of the Company’s platform research organization in China, whereby the business partner relinquished rights to 407,626 shares of common stock. As a result of this settlement, the Company recorded other income of  $656,300, which represented the fair market value of the shares on the day the shares were relinquished.

Warrants

On March 15, 2010, the Company and RimAsia, an affiliate of the Company, made certain agreements with respect to outstanding warrants. RimAsia exercised its warrant to purchase 1,000,000 shares of the Company’s common stock, exercisable at a per share exercise price of  $1.75, which was issued to RimAsia in a private placement completed by the Company in September 2008 (the “September 2008 Warrant”). This exercise resulted in proceeds to the Company totaling  $1,750,000. The condition for such exercise was that the Company would modify certain terms of RimAsia’s warrant to purchase 4,000,000 shares of Common Stock, issued to RimAsia in a private placement completed by the Company in April 2009 (the “Series D Warrant”). The Series D Warrant was amended to provide for (i) a three (3) year extension of the Termination Date from September 1, 2013 to September 1, 2016, and (ii) an increase in the average closing price that triggers the Company’s redemption option under the Series D Warrant from  $3.50 to  $5.00. The change in terms resulted in a charge to other expense totaling approximately  $188,000.

The Company has issued common stock purchase warrants from time to time to investors in private placements and public offerings, and to certain vendors, underwriters, placement agents and consultants of the Company. A total of 21,843,507 shares of common stock are reserved for issuance upon exercise of outstanding warrants as of December 31, 2010 at prices ranging from  $0.50 to  $6.50 and expiring through April 2017.

During the years ended December 31, 2010, 2009, and 2008, the Company issued warrants for services as follows ( $ in thousands, except share data):

	Number of Common Stock Purchase Warrants Issued			Value of Common Stock Purchase Warrants Issued			Common Stock Purchase Warrant Expense Recognized
	Years Ended December 31,			Years Ended December 31,			Years Ended December 31,
	2010	2009	2008	2010	2009	2008	2010	2009	2008
Warrants issued for investment banking services	—	25,000	120,000	$—	$49.0	$142.9	$—	$60.9	$130.9
Warrants issued for investor relations services	200,000	50,000	—	242.7	65.8	—	121.4	65.8	—
Warrants issued for consulting services	350,000	29,000	880,000	425.5	30.5	586.5	282.3	76.0	482.9
Warrants issued for legal services	77,000	—	—	104.0	—	—	71.2	—	—
	627,000	104,000	1,000,000	$772.2	$145.3	$729.4	$474.9	$202.7	$613.8

The weighted average estimated fair value of warrants issued for services in the years ended December 31, 2010, 2009 and 2008 was  $1.23,  $1.40, and  $.73, respectively. The fair value of warrants at the date of grant was estimated using the Black-Scholes option pricing model. The expected volatility is based upon historical volatility of the Company’s stock. The expected term is based upon the contractual term of the warrants.

The range of assumptions made in calculating the fair values of warrants issued for services were as follows:

	Years Ended December 31,
	2010	2009	2008
Expected term (in years)	3 to 5	5	5
Expected volatility	86% – 124%	168% – 214%	121% – 144%
Expected dividend yield	0%	0%	0%
Risk-free interest rate	.64% – 2.65%	1.90% – 2.16%	3.34% – 3.76%

Activity related to warrants outstanding for the years ended December 31, 2010, 2009, and 2008 was as follows:

	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (years)	Aggregate Intrinsic Value
Balance at December 31, 2007	1,987,938	$7.16
Granted	3,385,709	1.70
Exercised	—	—
Expired	(51,314)	9.51
Cancelled	—	—
Balance at December 31, 2008	5,322,333	3.66
Granted	14,639,703	2.94
Exercised	—	—
Expired	(123,234)	7.86
Cancelled	—	—
Balance at December 31, 2009	19,838,802	3.00
Granted	5,792,896	1.99
Exercised	(2,025,000)	1.46
Expired	(1,613,191)	6.54
Cancelled	(150,000)	2.78
Balance at December 31, 2010	21,843,507	$2.62	3.9	$58,140

At December 31, 2010, the outstanding warrants by range of exercise prices were as follows:

	Warrants Outstanding			Warrants Exercisable
Range of Exercise Prices	Shares Outstanding December 31, 2010	Weighted Average Remaining Contractual Life (years)	Weighted Average Exercise Price	Shares Exercisable December 31, 2010	Weighted Average Remaining Contractual Life (years)	Weighted Average Exercise Price
$0.50 to $1.01	99,000	2.9	$0.88	83,000	2.8	$0.95
$1.01 to $1.99	4,611,702	4.3	1.79	1,267,709	2.8	1.69
$1.99 to $2.53	14,524,998	4.2	2.46	13,202,512	4.3	2.49
$2.53 to $5.99	929,928	2.0	3.16	929,928	2.0	3.16
$5.99 to $6.50	1,677,879	1.7	6.13	1,677,879	1.7	6.13
	21,843,507	3.9	$2.62	17,161,028	3.8	$2.82

The total fair value of shares vested for warrants issued for services during the years ended December 31, 2010, 2009 and 2008, was approximately  $450,800,  $216,100, and  $600,600, respectively. As of December 31, 2010, there was approximately  $166,200 of total unrecognized service cost related to unvested warrants of which approximately  $9,300 is related to warrants that vest over a weighted average life of 1.3 years. The remaining balance of unrecognized service cost of  $156,900 is related to warrants that vest based on the accomplishment of business milestones as to which expense begins to be recognized when such milestones become probable of being achieved.

Options

The Company’s 2003 Equity Participation Plan (the “2003 Equity Plan”) permits the grant of share options and shares to its employees, directors, consultants and advisors for up to 2,500,000 shares of Common Stock as stock-based compensation. The 2009 Equity Compensation Plan (the “2009 Equity Plan”) makes up to 13,750,000 shares of Common Stock of the Company (as of December 31, 2010) available for issuance to employees, consultants, advisors and directors of the Company and its subsidiaries pursuant to incentive or non-statutory stock options, restricted and unrestricted stock awards and stock appreciation rights.

All stock options under the 2003 Equity Plan and the 2009 Equity Plan are granted at the fair market value of the Common Stock at the grant date. Stock options vest either on the date of grant, ratably over a period determined at time of grant, or upon the accomplishment of specified business milestones, and generally expire 3, 5 or 10 years from the grant date depending on the status of the recipient as a consultant, advisor, employee or director of the Company.

The 2009 Equity Plan was originally adopted by the shareholders of the Company on May 8, 2009. On October 29, 2009, the shareholders of the Company approved an amendment to the 2009 Equity Plan to increase the number of shares of common stock available for issuance thereunder from 3,800,000 to 9,750,000. At the 2010 Annual Meeting of Shareholders of the Company held on June 2, 2010, the shareholders approved an amendment to increase this number to 13,750,000. At a Special Meeting of Shareholders of the Company held on January 18, 2011, the shareholders approved an amendment to increase this number to 17,750,000.

The 2003 Equity Plan and the 2009 Equity Plan are sometimes collectively referred to as the Company’s “U.S. Equity Plan.” The Company’s 2009 Non-U.S. Based Equity Compensation Plan (“Non-U.S. Plan”) makes up to 8,700,000 shares of Common Stock of the Company available for issuance. Persons eligible to receive restricted and unrestricted stock awards, options, stock appreciation rights or other awards under the Non-U.S. Plan are those service providers to the Company and its subsidiaries and affiliates providing services outside of the United States, including employees and consultants of the Company and its subsidiaries and affiliates, who, in the opinion of the Compensation Committee, are in a position to contribute to the Company’s success. Options vest either on the date of grant, ratably over a period determined at time of grant, or upon the accomplishment of specified business milestones, and generally expire 3, 5 or 10 years from the grant date depending on the status of the recipient as a consultant, advisor, employee or director of the Company.

The Non-U.S. Plan was originally adopted by the shareholders of the Company on October 29, 2009. At the 2010 Annual Meeting of Shareholders of the Company held on June 2, 2010, the shareholders approved an amendment to increase the number of shares of common stock authorized for issuance thereunder from 4,700,000 to 8,700,000.

The Company’s results include share-based compensation expense of approximately  $6,324,500,  $7,380,200, and  $1,986,100 for the years ended December 31, 2010, 2009, 2008, respectively. Options vesting on the accomplishment of business milestones will not be recognized for compensation purposes until such milestones are deemed probable of accomplishment. At December 31, 2010 there were options to purchase 1,678,575 shares outstanding that will vest upon the accomplishment of business milestones and will be accounted for as an operating expense when such business milestones are deemed probable of accomplishment.

The weighted average estimated fair value of stock options granted in the years ended December 31, 2010, 2009 and 2008 were  $1.59,  $1.96, and  $1.45, respectively. The fair value of options at the date of grant was estimated using the Black-Scholes option pricing model. The expected volatility is based upon historical volatility of the Company’s stock. The expected term is based upon observation of actual time elapsed between date of grant and exercise of options for all employees.

The range of assumptions made in calculating the fair values of options were as follows:

	Years Ended December 31,
	2010	2009	2008
Expected term (in years)	2 to 10	10	10
Expected volatility	86% – 122%	149% – 217%	100% – 181%
Expected dividend yield	0%	0%	0%
Risk-free interest rate	0.34% – 3.80%	2.98% – 3.81%	3.64% – 4.19%

Activity related to stock options outstanding under the U.S. Equity Plan was as follows:

	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (years)	Aggregate Intrinsic Value
Balance at December 31, 2007	1,113,800	$5.66
Granted	928,000	1.52
Exercised	(2,500)	0.75
Expired	—	—
Cancelled	(314,000)	2.82
Balance at December 31, 2008	1,725,300	3.96
Granted	6,727,274	1.85
Exercised	—	—
Expired	(2,000)	7.00
Cancelled	(110,000)	1.79
Balance at December 31, 2009	8,340,574	1.87
Granted	1,955,000	1.85
Exercised	(90,000)	1.56
Expired	—	—
Cancelled	(273,360)	1.86
Balance at December 31, 2010	9,932,214	$1.87	7.5	$36,010

	Options Outstanding			Options Exercisable
Range of Exercise Prices	Shares Outstanding December 31, 2010	Weighted Average Remaining Contractual Life (years)	Weighted Average Exercise Price	Shares Exercisable December 31, 2010	Weighted Average Remaining Contractual Life (years)	Weighted Average Exercise Price
$0.71 to $1.89	4,846,000	8.2	$1.68	2,633,501	8.2	$1.68
$1.89 to $1.96	3,063,664	5.9	1.91	2,463,423	5.8	1.91
$1.96 to $4.96	1,971,200	8.4	2.10	1,422,867	8.0	2.06
$4.96 to $7.01	27,250	4.6	5.60	27,250	4.6	5.60
$7.01 to $15.00	24,100	4.0	11.76	24,100	4.0	11.76
	9,932,214	7.5	$1.87	6,571,141	7.2	$1.90

Activity related to stock options outstanding under the Non U.S. Equity Plan was as follows:

	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (years)	Aggregate Intrinsic Value
Balance at December 31, 2008	—	$—
Granted	1,650,000	2.04
Exercised	—	—
Expired	—	—
Cancelled	—	—
Balance at December 31, 2009	1,650,000	2.04
Granted	2,000,000	2.01
Exercised	—	—
Expired	—	—
Cancelled	(550,000)	2.04
Balance at December 31, 2010	3,100,000	$2.02	9.3	$—

	Options Outstanding			Options Exercisable
Range of Exercise Prices	Shares Outstanding December 31, 2010	Weighted Average Remaining Contractual Life (years)	Weighted Average Exercise Price	Shares Exercisable December 31, 2010	Weighted Average Remaining Contractual Life (years)	Weighted Average Exercise Price
$1.65 to $1.93	750,000	9.7	$1.60	—	—	$—
$1.93 to $2.08	1,100,000	8.8	2.04	266,666	8.8	2.04
$2.08 to $2.22	650,000	9.4	2.16	150,000	9.4	2.16
$2.22 to $2.36	600,000	9.5	2.36	200,000	9.5	2.36
	3,100,000	9.3	$2.02	616,666	9.2	$2.17

The total fair value of shares vested during the years ended December 31, 2010, 2009 and 2008 was approximately  $6,191,800,  $4,788,600 and  $1,329,900, respectively.

The number of remaining shares authorized to be issued under the various equity plans are as follows:

	US Equity Plan	Non US Equity Plan
Shares Authorized for Issuance under 2003 Equity Plan	2,500,000	—
Shares Authorized for Issuance under 2009 Equity Plan	13,750,000	—
Shares Authorized for Issuance under Non US Equity Plan	—	8,700,000
	16,250,000	8,700,000
Outstanding Options – US Equity Plan	(9,932,214)	—
Exercised Options	(92,500)	—
Outstanding Options – Non US Equity Plan	—	(3,100,000)
Restricted stock or equity grants issued under Equity Plans	(2,164,555)	(885,000)
Total common shares remaining to be issued under the Option Plans	4,060,731	4,715,000

As of December 31, 2010, there was approximately  $7,688,500 of total unrecognized compensation costs related to unvested stock option awards of which approximately  $5,034,000 is related to stock options that vest over a weighted average life of 2.07 years. The remaining balance of unrecognized compensation costs of  $2,654,500 is related to stock options that vest based on the accomplishment of business milestones which expense begins to be recognized when such milestones become probable of being achieved.

Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Income Taxes

Note 10 — Income Taxes

The Tax Reform Act of 1986 enacted a complex set of rules limiting the utilization of net operating loss carryforwards (“NOL”) to offset future taxable income following a corporate ownership change. The Company’s ability to utilize its NOL carryforwards is limited following a change in ownership in excess of fifty percentage points during any three-year period.

Since the year 2000, the Company has had several changes in ownership which has resulted in a limitation on the Company’s ability to apply net operating losses to future taxable income. As of December 31, 2010 the Company has lost  $21,973,200, or  $7,470,900 in tax benefits, of net operating losses applicable to Federal income taxes which expired due to these limitations. At December 31, 2010, the Company had net operating loss carryforwards of approximately  $39,590,500 applicable to future Federal income taxes. The tax loss carryforwards are subject to annual limitations and expire at various dates through 2030. The Company has recorded a full valuation allowance against its net deferred tax asset because it is more likely than not that such deferred tax assets will not be realized.

Note 10 — Income Taxes

Loss from operations before income taxes and noncontrolling interest is as follows (in thousands):

	Years Ended December 31,
	2010	2009	2008
United States	$(25,883.0)	$(24,640.9)	$(9,242.1)
Foreign	7,036.9	(1,267.2)
	$(18,846.1)	$(25,908.1)	$(9,242.1)

The provision for income taxes was as follows (in thousands):

	Years Ended December 31,
	2010	2009	2008
Current
US Federal	$—	$—	$—
State and local	—	—	—
Foreign	1,381.6	344.2	—
	$1,381.6	$344.2	$—
Deferred
US Federal	$—	$—	$—
State and local	—	—	—
Foreign	(830.7)	(302.5)	—
	$(830.7)	$(302.5)	$—
Total
US Federal	$—	$—	$—
State and local	—	—	—
Foreign	550.9	41.7	—
	$550.9	$41.7	$—

The provision for income taxes exceeds the amount of income tax benefit determined by applying the U.S. Federal statutory rate of 34% to income before income taxes as a result of the following:

	Years Ended December 31,
	2010	2009	2008
U.S. Federal benefit at statutory rate	$(6,407.7)	$(8,808.8)	$(3,142.3)
State and local benefit net of U.S. Federal tax	(2,509.4)	(2,587.3)	(970.4)
Permanent non deductible expenses for U.S. taxes	1,838.1	2,931.1	647.3
Foreign tax rate differential on current income	(1,841.7)	472.5	—
Reduction in deferred tax assets primarily related to deductibility of certain share-based compensation	2,938.6	—	—
True-up of prior year net operating loss	(413.6)	—	—
Writedown of net operating losses due to Section 382 limitations	1,932.6	7,010.0	—
Valuation allowance for deferred tax assets	5,014.0	1,024.2	3,465.4
Tax provision	$550.9	$41.7	$—

Deferred income taxes at December 31, 2010 and 2009 consist of the following:

	December 31,
	2010	2009
Deferred Tax Assets:
Accumulated net operating losses (tax effected)	$17,236.0	$11,760.0
Deferred revenue	60.8	121.0
Contingent accounts payable	175.4	27.0
Share-based compensation	2,393.0	5,369.0
Damages for patent infringement	189.6	—
Write off of abandoned assets	169.7	—
Inventory reserve	17.1	—
Charitable contributions	176.0	11.0
Bad debt provision	65.8	13.0
Goodwill	164.0	(65.0)
Deferred tax assets prior to tax credit carryovers and net operating loss carryovers	20,647.4	17,236.0
Deferred Tax Liabilities:
Accumulated depreciation	(80.0)	(29.0)
Intangible and indefinite lived assets	(5,857.4)	(5,946.5)
Lease rights	(85.1)	(131.5)
Land use rights	(735.5)	(718.0)
Deferred tax liabilities	(6,758.0)	(6,825.0)
	13,889.4	10,411.0
Valuation reserve	(20,081.0)	(17,207.0)
Net deferred tax liability	$(6,191.6)	$(6,796.0)

The Tax Reform Act of 1986 enacted a complex set of rules limiting the utilization of net operating loss carryforwards (“NOL”) to offset future taxable income following a corporate ownership change. The Company’s ability to utilize its NOL carryforwards is limited following a change in ownership in excess of fifty percentage points during any three-year period.

Since the year 2000, the Company has had several changes in ownership which has resulted in a limitation on the Company’s ability to apply net operating losses to future taxable income. As of December 31, 2010 the Company has lost  $21,973,200, or  $7,470,900 in tax benefits, of net operating losses applicable to Federal income taxes which expired due to these limitations. At December 31, 2010, the Company had net operating loss carryforwards of approximately  $39,590,500 applicable to future Federal income taxes. The tax loss carryforwards are subject to annual limitations and expire at various dates through 2030. The Company has recorded a full valuation allowance against its net deferred tax asset because it is more likely than not that such deferred tax assets will not be realized. The change in valuation allowance for 2010 is  $2,874,000.

At the present time U.S. income and foreign withholding taxes have not been recognized on the excess of the amount for financial reporting over the tax basis of investments in foreign subsidiaries which are essentially permanent in duration. This amount becomes taxable upon a repatriation of assets from the subsidiary or a sale or liquidation of the subsidiary. The amount of such temporary differences totaled  $6,626,600. Determination of the amount of any unrecognized deferred income tax liability on this difference is not practical.

Segment Information	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Segment Information

Note 11 — Segment Information

The Company’s financial information broken down by reportable segment was as follows (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Revenues
Pharmaceutical Manufacturing — China	$16,151.2	$19,369.7	$34,292.9	$35,144.2
Cell Therapy — United States	2,210.8	37.8	3,660.0	96.5
Regenerative Medicine — China	98.7	—	148.9	—
	$18,460.7	$19,407.5	$38,101.8	$35,240.7
Loss from operations
Pharmaceutical Manufacturing — China	$642.6	$3,559.0	$2,762.2	$6,749.7
Cell Therapy — United States	(2,937.2)	(3,042.4)	(6,977.7)	(4,612.5)
Regenerative Medicine — China	(435.2)	(423.4)	(1,165.3)	(736.9)
Corporate office	(7,288.7)	(3,596.1)	(12,629.4)	(7,511.5)
	$(10,018.5)	$(3,502.9)	$(18,010.2)	$(6,111.2)

Total assets	June 30, 2011	December 31, 2010
Pharmaceutical Manufacturing — China	$127,547.7	$125,133.7
Cell Therapy — United States	34,810.9	1,241.2
Regenerative Medicine — China	3,471.1	5,032.9
Corporate office	4,502.7	11,616.9
	$170,332.4	$143,024.7

Note 11 — Segment Information

The Company’s financial information broken down by reportable segment was as follows (in thousands):

	Years Ended December 31,
	2010	2009	2008
Revenues
Pharmaceutical Manufacturing — China	$69,584.3	$11,386.7	$—
Cell Therapy — United States	181.1	178.4	83.5
Regenerative Medicine — China	55.9	—	—
	$69,821.3	$11,565.1	$83.5
Income (loss) from operations
Pharmaceutical Manufacturing — China	$8,475.9	$487.3	$—
Cell Therapy — United States	(9,690.4)	(5,875.2)	(2,832.4)
Regenerative Medicine — China	(1,427.1)	(1,753.5)	—
Corporate office	(16,236.7)	(18,727.5)	(6,401.1)
	$(18,878.3)	$(25,868.9)	$(9,233.5)
Total assets
Pharmaceutical Manufacturing — China	$125,133.7	$104,899.5	$—
Cell Therapy — United States	1,241.2	2,033.0	1,361.5
Regenerative Medicine — China	5,032.9	2,019.0	—
Corporate office	11,616.9	2,124.8	462.8
	$143,024.7	$111,076.3	$1,824.3

Related Party Transactions	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Related Party Transactions

Note 12 — Related Party Transactions

At June 30, 2011, Erye owed EET, the 49% shareholder of Erye,  $20,009,600 which represents dividends paid and loaned back to Erye. At June 30, 2011 the interest rate on this loan was 6.06%. In June 2011 Erye paid EET approximately  $875,100 consisting of the net of the following:  $1,115,000 of unpaid accrued interest at June 30, 2011, approximately  $408,700 repayment of a non interest bearing loan due in 2011 and recovery of cash advances to EET of approximately  $648,600.

Pursuant to the terms and conditions of the Erye Joint Venture Agreement, dividend distributions to EET and the Company’s NeoStem subsidary will be made in proportion to their respective ownership interests in Erye; provided, however, that for the three-year period commencing on the first day of the first fiscal quarter after the Joint Venture Agreement became effective distributions are made as follows: for undistributed profits generated subsequent to the acquisition date: (i) the 49% of undistributed profits (after tax) of the joint venture due EET will be distributed to EET and lent back to Erye to help finance costs in connection with its construction of and relocation to a new facility; and (ii) of the net profit (after tax) of the joint venture due the Company, 45% will be provided to Erye as part of the new facility construction fund and will be characterized as additional paid-in capital for the Company’s 51% interest in Erye, and 6% will be distributed to the Company. For undistributed profits generated prior to the acquisition date: (i) the 49% of undistributed profits (after tax) of the joint venture due EET will be distributed to EET and lent back to Erye to help finance costs in connection with its construction of and relocation to a new facility; and (ii) of the net profit (after tax) of the joint venture due the Company, 51% will be provided to Erye as part of the new facility construction fund and will be characterized as additional paid-in capital for the Company’s 51% interest in Erye. In January 2011, a dividend totaling approximately  $13,671,100 based on earnings for Fiscal Year 2009 was declared and approximately  $6,698,800 was distributed to EET and lent back to Erye and approximately  $6,972,300 due the Company was reinvested and re-characterized as additional paid-in capital in the business. In April 2011, a dividend totaling  $10,259,700 based on earnings for Fiscal Year 2010 was declared and approximately  $5,027,300 was distributed to EET and lent back to Erye, and approximately  $5,232,400 due the Company was reinvested and re-characterized as additional paid-in capital in the business. A 10% withholding tax was required on dividends payable to the Company. As a result, Erye withheld approximately  $1,220,500 in taxes related to the Company’s fiscal year 2009 and 2010 dividend amounts, of which approximately  $526,600 has not been paid to the local Chinese tax authorities as of June 30, 2011.

Pursuant to the PCT Merger Agreement, NeoStem agreed to pay off PCT’s credit line with Northern New Jersey Cancer Associates (“NNJCA”), in an amount up to  $3,000,000, shortly after the closing of the PCT Merger. On January 21, 2011, NeoStem paid NNJCA  $3,000,000 in full satisfaction of all of PCT’s obligations to NNJCA arising from the underlying line of credit and security agreement. Dr. Andrew Pecora (who was PCT’s Chairman and CEO prior to the PCT Merger, and who became PCT’s Chief Medical Officer on January 19, 2011 pursuant to an employment agreement effective upon the closing of the PCT Merger), has served as Managing Partner of NNJCA since 1996.

During the six months ended June 30, 2011, the Company contributed to The Stem for Life Foundation, a Pennsylvania nonprofit corporation classified as a tax-exempt organization under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”) and as a public charity under Section 509(a)(1) and 170(b)(1)(A)(vi) of the Code (the “Foundation”), whose mission is to promote public awareness, fund research and development and subsidize stem cell collection and storage programs, 407,600 shares of previously issued restricted common stock with a fair value of approximately  $607,000. The contribution of such securities was subject to the approval of the Board of Directors and the Audit Committee. The Company’s CEO and Chairman is President and a Trustee of the Foundation, its General Counsel is Secretary and a Trustee of the Foundation and its Chief Financial Officer is Treasurer of the Foundation.

Note 12 — Related Party Transactions

On April 30, 2009, the Company entered into a License and Referral Agreement with Promethean Corporation, now Ceregenex Corporation (“Ceregenex”), through its subsidiary Ceres Living, Inc. (“Ceres”) to use certain Company marks and publications in connection with certain sales and marketing activities relating to Ceregenix’s nutritional supplement known as AIO Premium Cellular (the “Product”); and in connection with the license, Ceres will pay to the Company or the Stem for Life Foundation as reviewed and approved by the Board of Directors of the Company, specified fees for each unit of the Product sold; and Ceres shall engage in a referral service with respect to the Company’s adult stem cell collection and storage activities. Ceres will receive a specified fee from the Company for each client referred who completes and pays for a stem cell collection. The term of the agreement is three years with each party having the right to renew annually, thereafter. The former CEO of Ceregenex is in an exclusive relationship with the CEO of the Company. The Company has earned  $15,354 and  $6,320 in royalties in connection with this agreement during the twelve months ended December 31, 2010 and 2009, respectively. The royalty payments were not material in 2009. Additionally Ceregenex has been responsible for referral of certain clients for the Company’s stem cell collection business and receives a commission of 10% for such referrals. Through December 31, 2010 these commissions were not significant.

At December 31, 2010, Erye owed EET, the 49% shareholder of Erye,  $8,301,400. Included in the amounts owed to EET are:

•	Dividends paid and loaned back to Erye amounting to $7,965,300 and accrued interest of $571,300, the interest rate on this loan is 5.31%. Erye made an interest payment of approximately $198,500 in February 2010. The loan agreement does not define a fixed repayment date or schedule of payments but does call for repayment after construction of the new manufacturing facility is completed.
•	Non interest bearing advances to EET of $636,000; and
•	A non interest bearing loan from EET of $400,800 due 2011.

Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Commitments and Contingencies

Note 13 — Commitments and Contingencies

Lease Commitments:

The Company entered into an agreement for the lease of executive office space from SLG Graybar Sublease LLC at Suite 450, 420 Lexington Avenue, New York, NY 10170 with a lease term effective April 1, 2009 through June 30, 2013. This serves as the Company’s corporate headquarters. The base monthly rent, which includes storage space, is currently approximately  $21,500 per month, scheduled to increase to approximately  $22,000 in July 2011. Pursuant to this lease, the Company is obligated to pay on a monthly basis fixed annual rent and certain items as additional rent including utility payments. The security deposit for this property was approximately  $157,100.

In September 2009, the Company entered into an agreement for the lease of space from Rivertech Associates II, LLC, c/o The Abbey Group at 840 Memorial Drive, Cambridge, Massachusetts with a lease term effective September 1, 2009 through August 31, 2012 (“Main Lease”). The space is being used for general office, research and development, and laboratory space. The base rent under this lease is currently  $29,737 per month, scheduled to increase to  $30,750 per month in September 2011. In addition, the Company is responsible for certain costs and charges specified in the lease, including utilities, operating expenses and real estate taxes. The security deposit was  $84,141. In May 2011, the Company sublet a portion of the Cambridge facility to another life science company. Monthly-fixed rent under the sublease is approximately  $9,333 and the sublet pays certain other expenses. The Company is assessing its need for the Cambridge facility going forward given the acquisition of PCT with its Allendale, NJ and Mountain View, CA facilities.

In May 2009, Qingdao Niao Bio-Technology, one of the Company’s VIEs in China, entered into leases (assigned to NeoStem (China) in February 2010) with Beijing Zhong-guan-cun Life Science Park Development Corp., Ltd. pursuant to which NeoStem (China) is leasing laboratory, office and storage space in Beijing for the aggregate monthly amount of approximately  $23,000. Lease payments are due quarterly in advance, and upon entering into the lease a three month security deposit was also paid. The term of the leases is for approximately three years. The Beijing Facility is located at the Life Science Innovation Center, Life Science Park, Zhongguancum, Beijing.

Qingdao Niao Bio-Technology had been leasing office space in Qingdao since August 2009. The most recent lease was effective through September 2011 at a monthly rent of approximately  $1,300, payable as to half the total lease amount by September 2010 and as to the remaining half in March 2011. Qingdao Niao Bio-Technology’s operations have relocated to Tianjin to take advantage of tax and other concessions that are being made available and in May 2011 the Qingdao lease was terminated. In connection therewith, Tianjin Niou Bio-Technology entered into a one year lease for office space in Tianjin at a monthly rent of approximately  $5,000 payable quarterly.

In September 2005, PCT entered into a one-year lease directly with Vanni Business Park, LLC, the landlord for the Mountain View, California laboratory space leasing the entire building. This new lease commenced July 1, 2006, with monthly base rent of  $26,275. In July 2006, PCT entered into an agreement to amend this lease and extended the term through June 30, 2012, for an initial monthly base rent of  $33,782 with yearly escalations thereafter.

The Company leases office and laboratory facilities and certain equipment under certain noncancelable operating leases that expire from time to time through 2015. A summary of future minimum rental payments required under operating leases that have initial or remaining terms in excess of one year as of June 30, 2011 are as follows (in thousands):

Years ended	Operating Leases
2011	$499.5
2012	723.2
2013	384.3
2014	104.2
2015	53.5
Thereafter	28.8
Total minimum lease payments	$1,793.5

Expense incurred under operating leases was approximately  $724,600 and  $1,137,200 for the three and six months ended June 30, 2011, respectively, and  $211,400 and  $616,500 for the three and six months ended June 30, 2010, respectively.

Contingencies:

Under license agreements with third parties the Company is typically required to pay maintenance fees, make milestone payments and/or pay other fees and expenses and pay royalties upon commercialization of products. The Company also sponsors research at various academic institutions, which research agreements generally provide us with an option to license new technology discovered during the course of the sponsored research.

In connection with the issuance to investors and service providers of many of the shares of the Company’s common stock and warrants to purchase common stock previously disclosed and described herein, the Company granted the holders registration rights providing for the registration of such shares of common stock and shares of common stock underlying warrants on a registration statement to be filed with the Securities and Exchange Commission (“SEC”) so as to permit the resale of those shares. Certain of the registration rights agreements provided for penalties for failure to file or failure to obtain an effective registration statement. With respect to satisfying its obligations to the holders of these registration rights, the Company has been in various situations. The Company had previously filed a registration statement as required for some of the holders, and in May 2011 filed a registration statement for all of the holders (except for holders whose shares of Common Stock are currently salable under Rule 144 of the Securities Act or who waived certain rights), but to date, such registration statement has not been declared effective by the SEC. Certain holders who had outstanding registration rights had previously waived their registration rights or were subject to lock-up agreements. No holder has yet asserted any claim against the Company with respect to a failure to satisfy any registration obligations. Were someone to assert a claim against the Company for breach of registration obligations, the Company believes it has several defenses that would result in relieving it from some or any liability, although no assurances can be given. The Company also notes that damage claims may be limited, as (i) most shares of Common Stock as to which registration rights attached are currently salable under Rule 144 of the Securities Act or are otherwise currently subject to other restrictions on sale and (ii) during much of the relevant periods the warrants with registration rights generally have been out of the money, were subject to lock-up agreements and/or the underlying shares of Common Stock were otherwise subject to restrictions on resale. Accordingly, were holders to assert claims against the Company based on breach of the Company’s obligation to register, the Company believes that the Company’s maximum exposure from non-related parties would not be material.

Xiangbei Welman Pharmaceutical Co., Ltd. v Suzhou Erye Pharmaceutical Co., Ltd. and Hunan Weichu Pharmacy Co., Ltd.  involves a patent infringement dispute with respect to a particular antibiotics complex manufactured by Erye (the “Product”). The Changsha Intermediate People’s Court in Hunan Province, PRC in the foregoing case rendered a judgment on May 13, 2010 against Erye as follows: (i) awarding plaintiff Xiangbei Welman damages and costs of approximately 5 million RMB (approximately  $758,500) against Erye which was fully accrued for at June 30, 2011; and (ii) enjoining Erye from manufacturing, marketing and selling the Product. The Product represented approximately 3.9% and 2.4%, respectively, of Erye’s sales for the three months ended June 30, 2011 and 2010. Erye has appealed the court judgment, and is also engaged in settlement negotiations. On March 21, 2011, Changsha Intermediate Court issued a civil decision suspending the execution of the Preliminary Injunction. Therefore, Erye is currently free to produce, sell or offer to sell the product. Following the filing of the patent infringement dispute, in 2009 Xiangbei Welman brought a copyright infringement lawsuit against Erye claiming the package inserts with respect to the Product infringed upon their copyright and Erye was enjoined from copying and using the package inserts on the Product and selling the Product with the package inserts and Xiangbei Welman was awarded 50,000 RMB, or approximately  $7,700. In July 2011, a new copyright infringement lawsuit was brought by Xiangbei Welman against Erye claiming that Erye was not complying with the earlier judgment enjoining them from copying and using the package inserts for the Product. The Changsha Intermediate Court was applied to for property preservation and it issued a civil decision freezing Erye’s bank deposits of up to 50 million RMB, or approximately  $7.7 million, or sealing up or detaining Erye’s other properties of equal value. Currently this case is pending. As of August 10, 2011, approximately  $617,200 of cash has been frozen in certain bank accounts.

The Company has determined that it did not obtain all Chinese regulatory approvals (and associated registrations) required to reflect the legal title of its interest in Erye as being held by the proper entity within our group which is its current beneficial owner as that term is used under U.S. law. The Company is determining what governmental approvals (and associated registrations) will need to be issued by the Suzhou Municipal Bureau of Foreign Investment and Commerce and the Suzhou Administration for Industry and Commerce to remediate these deficiencies. The Company believes these regulatory deficiencies can be remediated within a reasonable period of time and should not delay a possible divestiture of the Company’s interests in Erye that is currently under evaluation. However, no assurance can be given that any unremediated regulatory deficiencies would not have an adverse effect on its operating results and liquidity, and will not impede or delay efforts to divest the Company’s interest in Erye. In addition, the remediation process is expected to trigger certain tax liabilities and penalties, however the ultimate liability will be based on future discussions with the relevant Chinese authorities. At this time the Company does not expect such amounts to be material.

On May 19, 2006, PCT entered into a line of credit agreement with Amorcyte Inc. (“Amorcyte”), an entity which was spun out of PCT in 2006, whereby PCT agreed to loan Amorcyte up to  $500,000 at an annual interest rate of 5%. The line of credit agreement was a condition to Amorcyte closing a Series A Preferred Stock Financing completed during 2006. The Company has not loaned any amount to Amorcyte under this agreement through June 30, 2011. The line of credit agreement expires on the earlier of (i) the date on which the Company declares the outstanding principal and accrued interest due and payable based on an event of default as defined within the agreement, or (ii) the date of closing of the first debt or equity financing of Amorcyte following the initial borrowing of the principal. These events have not occurred to date. On July 14, 2011, the Company entered into a merger agreement whereby it will acquire Amorcyte. See Note 14. If the proposed merger with Amorcyte discussed below is approved, this line of credit will be cancelled.

Note 13 — Commitments and Contingencies

On May 26, 2006, the Company entered into an employment agreement with Dr. Robin L. Smith, pursuant to which agreement, as amended to date, Dr. Smith serves as the Chief Executive Officer of the Company. Effective as of September 27, 2009, Dr. Smith’s annual base salary was  $332,750, and is increased by 10% annually after that date. On July 29, 2009, the Company amended the terms of its employment agreement with Dr. Smith by means of a letter agreement to extend the term of Dr. Smith’s employment to December 31, 2011 and subject to the consummation of the Erye Merger with CBH (which Erye Merger was consummated on October 30, 2009), award Dr. Smith a  $275,000 cash bonus for 2009 and comparable minimum annual bonuses for 2010 and 2011. The Company maintains key-man life insurance on Dr. Smith in the amount of  $3,000,000. As of October 29, 2009, the Compensation Committee approved the reimbursement to Dr. Smith of premiums, up to  $4,000 annually, for disability insurance covering Dr. Smith. The Company has also agreed to pay membership and annual fees for a club in New York of Dr. Smith’s choice for business entertaining and meetings, a car allowance equal to  $1,000 per month and reimbursement for life insurance premiums up to  $1,200 per month.

Per Dr. Smith’s January 26, 2007 letter agreement with the Company, upon termination of Dr. Smith’s employment by the Company without cause or by Dr. Smith with good reason, the Company shall pay to Dr. Smith her base salary at the time of termination for the two year period following such termination. Dr. Smith’s September 27, 2007 letter agreement provides that such payment of severance can be made instead in 12 equal monthly installments beginning the date of termination. In addition, per Dr. Smith’s May 26, 2006 employment agreement, upon termination of Dr. Smith’s employment by the Company without cause or by Dr. Smith for good reason, Dr. Smith is entitled to: (i) a pro-rata bonus based on the annual bonus received for the prior year; (ii) COBRA payments for a one year period; and (iii) have all options that would have vested during the 12-month period following the date of termination, become fully vested and, together with all other fully vested options, remain exercisable for a maximum of 48 months (but in no event longer than the original term of exercise.) Upon termination of Dr. Smith’s employment by the Company for cause or by Dr. Smith without good reason, Dr. Smith is entitled to: (i) the payment of all amounts due for services rendered under the agreement up until the termination date; and (ii) have all vested options remain exercisable for a period of ninety days (all stock options which have not vested shall be forfeited.) Upon termination for death or disability, Dr. Smith (or her estate) is entitled to: (i) the payment of all amounts due for services rendered under the agreement until the termination date; (ii) family COBRA payments for the applicable term; and (iii) have all vested options remain exercisable for a maximum of 48 months (but in no event longer than the original term of exercise).

Per Dr. Smith’s May 26, 2006 employment agreement, upon a change in control of the Company, options held by Dr. Smith shall be governed by the terms of applicable agreements and equity compensation plans, but in any event at least 75% of Dr. Smith’s then unvested options shall become immediately vested and exercisable upon a change in control. Further, in the event Dr. Smith voluntarily terminates her employment without good reason following a change in control, Dr. Smith shall be entitled to: (i) the payment of base salary for one year; (ii) a pro-rata bonus based on the annual bonus received for the prior year; (iii) COBRA payments for a one year period; and (iv) have all options which would have vested during the 12-month period following the date of termination, become fully vested and, together with all other fully vested options, remain exercisable for a maximum of 48 months (but in no event longer than the original term of exercise).

On January 26, 2007, the Company entered into an employment agreement with Catherine M. Vaczy pursuant to which agreement, as amended to date, Ms. Vaczy continues to serve as the Company’s Vice President and General Counsel.

Ms. Vaczy’s January 26, 2007 employment agreement, as amended on January 9, 2008 and August 29, 2008, or the Original Agreement, expired by its terms on December 31, 2008. However, effective July 8, 2009, the Company entered into another letter agreement, or the Extension, with Ms. Vaczy pursuant to which the Original Agreement was extended, subject to certain different and additional terms. The Extension provides that Ms. Vaczy’s base salary during the one-year term will be  $182,500. The Extension additionally provides for (i) a 25,000 share stock award upon execution under the 2009 Plan where the Company also pays the associated payroll taxes; and (ii) a  $5,000 cash bonus upon each of two milestone objectives established by the Board of Directors (one of which was met in the fourth quarter of 2009 and the other in the first quarter of 2010). Pursuant to the Original Agreement, as extended and otherwise amended to date, Ms. Vaczy was also entitled to payment of certain perquisites and/or reimbursement of certain expenses incurred by her in connection with the performance of her duties and obligations under the letter agreement (including a car allowance equal to  $1,000 per month), and to participate in any incentive and employee benefit plans or programs which may be offered by the Company and in all other plans in which the Company executives participate.

As of October 29, 2009, the Compensation Committee of the Board (i) awarded Ms. Vaczy a  $50,000 cash bonus, 50% of which was payable in 2009 and the remaining 50% payable upon the achievement of a business milestone (which was achieved in February 2010), (ii) increased Ms. Vaczy’s salary from  $182,500 to  $191,000 effective as of November 1, 2009, and (iii) approved the payment of dues to a private club of Ms. Vaczy’s choosing for business entertaining and meetings (not to exceed  $6,000 annually).

In the event Ms. Vaczy’s employment is terminated prior to the end of the term, for any reason, earned but unpaid cash compensation and unreimbursed expenses due as of the date of such termination would be payable in full. In addition, in the event Ms. Vaczy’s employment is terminated prior to the end of the term for any reason other than by the Company with cause or Ms. Vaczy without good reason, Ms. Vaczy or her executor of her last will or the duly authorized administrator of her estate, as applicable, would be entitled to receive certain specified severance payments, paid in accordance with the Company’s standard payroll practices for executives. In no event would such payments exceed the remaining salary payments in the term. Any severance payments set forth in the Original Agreement to which Ms. Vaczy may become entitled shall be based on Ms. Vaczy’s then salary for a three month and not an annual period. In the event her employment is terminated prior to the end of the term by the Company without cause or by Ms. Vaczy for good reason, all options granted by the Company will immediately vest and become exercisable in accordance with their terms. Any options provided for in the Extension, as well as other options granted or to be granted to Ms. Vaczy, shall remain exercisable despite any termination of employment for a period of not less than two years from the date of termination of employment.

On July 7, 2010, pursuant to a letter agreement (the “Employment Agreement Extension”) entered into with Catherine M. Vaczy, Esq., the Company’s Vice President and General Counsel, the Company extended Ms. Vaczy’s employment agreement dated January 26, 2007, as amended on January 9, 2008 and August 29, 2008 and reinstated and extended on July 8, 2009 for a one year term (as so amended and extended, the “Original Employment Agreement”). The Employment Agreement Extension was effective as of July 7, 2010 (the “Effective Date”) and continues through December 31, 2011 (as extended, the “Term”). The Employment Agreement Extension provides that during the Term, Ms. Vaczy shall receive (i) a base salary of  $211,000 per annum which will be increased by ten percent (10%) on the one year anniversary of the Effective Date; (ii) a bonus of  $50,000, half of which was payable upon the Effective Date and half of which was payable upon achievement of a business milestone in January 2011; (iii) a minimum bonus of  $60,000 during the second year of the Term; (iv) an option (the “Option”) on the Effective Date under the Company’s 2009 Plan to purchase 350,000 shares of the Company’s common stock, which shall vest and become exercisable as to 100,000 shares on the one year anniversary of the Effective Date, 50,000 shares on December 31, 2011, and as to the remaining 200,000 shares upon the achievement of specified business milestones (of which 150,000 vested in January 2011), the per share exercise price of the Option is equal to the closing price of the common stock on the Effective Date and the Option is subject to all the terms and conditions of the 2009 Plan; (v) the costs of personal stem cell collection; and (vi) business club dues not to exceed  $5,000 annually. Except as set forth in the Employment Agreement Extension, the terms of the Original Employment Agreement remain unchanged.

Pursuant to the terms of the Director Compensation Plan adopted on November 4, 2009, as amended, each non-employee director of the Company, including directors who are employees of partially owned joint ventures, are entitled to quarterly cash compensation equal to  $15,000, payable in arrears. Based on the current Board structure, this will equal approximately  $360,000 annually.

As of October 2, 2009, the Company entered into indemnification agreements with its Chief Executive Officer, Chief Financial Officer, General Counsel, certain other employees and each of its directors pursuant to which the Company has agreed to indemnify such party to the full extent permitted by law, subject to certain exceptions, if such party becomes subject to an action because such party is the Company’s director, officer, employee, agent or fiduciary.

The Company entered into an agreement for the lease of executive office space from SLG Graybar Sublease LLC at Suite 450, 420 Lexington Avenue, New York, NY 10170 with a lease term effective April 1, 2009 through June 30, 2013. This serves as the Company’s corporate headquarters. The base monthly rent, which includes storage space, is currently approximately  $21,500 per month, scheduled to increase to approximately  $22,000 in July 2011. Pursuant to this lease, the Company is obligated to pay on a monthly basis fixed annual rent and certain items as additional rent including utility payments. The security deposit for this property was approximately  $157,100.

In September 2009, the Company entered into an agreement for the lease of space from Rivertech Associates II, LLC, c/o The Abbey Group at 840 Memorial Drive, Cambridge, Massachusetts with a lease term effective September 1, 2009 through August 31, 2012. The space is being used for general office, research and development, and laboratory space (inclusive of an adult stem cell collection center). The base rent under this lease is currently  $29,737 per month, scheduled to increase to  $30,750 per month in September 2011. In addition, the Company is responsible for certain costs and charges specified in the lease, including utilities, operating expenses and real estate taxes. The security deposit was  $84,141. The Company is assessing its need for the Cambridge facility going forward given the acquisition of PCT with its Allendale, NJ and Mountain View, CA facilities.

In May 2009, Neo Bio-Technology, one of the Company’s two VIEs in China, entered into leases (assigned to NeoStem (China) in February 2010) with Beijing Zhong-guan-cun Life Science Park Development Corp., Ltd. pursuant to which NeoStem (China) is leasing laboratory, office and storage space in Beijing for the aggregate monthly amount of approximately  $23,000. Lease payments are due quarterly in advance, and upon entering into the lease a three month security deposit was also paid. The term of the leases is for approximately three years. The Beijing Facility is located at the Life Science Innovation Center, Life Science Park, Zhongguancum, Beijing.

NeoBiotechnology has been leasing office space in Qingdao since August 2009. The current lease is effective through September 2011 at a monthly rent of approximately  $1,300, payable as to half the total lease amount by September 2010 and as to the remaining half in March 2011. It is expected that NeoBiotechnology will move to Tianjin to take advantage of tax and other concessions that are being made available.

In November 2007, the Company entered into an acquisition agreement with UTEK Corporation (“UTEK”) and Stem Cell Technologies, Inc., a wholly owned subsidiary of UTEK (“SCTI”), pursuant to which the Company acquired all the issued and outstanding common stock of SCTI in a stock-for-stock exchange. SCTI contains an exclusive, worldwide license to a technology developed by researchers at the University of Louisville to identify and isolate rare stem cells from adult human bone marrow, called very small embryonic like stem cells. Concurrent with the SCTI acquisition, NeoStem entered into a sponsored research agreement (“SRA”) with the University of Louisville under which NeoStem has been supporting further research in the laboratory of Mariusz Ratajczak, M.D., Ph.D. a co-inventor of the VSELTM Technology and head of the Stem Cell Biology Program at the James Brown Cancer Center at the University of Louisville. The SRA, which has been periodically amended, called for payments in 2008 of  $50,000, 2009 of  $65,337, and 2010 of  $86,068, all of which has been paid and recorded as research and development expense. An additional  $95,128 is payable in 2011 until December 31, 2011, the end of the term.

Under a License Agreement entered into with the University of Louisville Research Foundation (“ULRF”) in November 2007, SCTI agreed to engage in a diligent program to develop the VSELTM Technology. Certain license fees and royalties are to be paid to ULRF from SCTI, and SCTI is responsible for all payments for patent filings and related applications. Portions of the license may be converted to a non-exclusive license if SCTI does not diligently develop the VSELTM Technology or terminated entirely if SCTI chooses to not pay for the filing and maintenance of any patents thereunder. Under the License Agreement, which has an initial term of 20 years, the Company has paid to date approximately  $117,000, which has been recorded as research and development expense, consisting of various up-front fees, including  $22,000 in connection with its May 2010 amendment, and is required to pay under the license certain other future fees including: (i) a specified non-refundable annual license maintenance fee upon issuance of the licensed patent in the United States; (ii) a specified royalty on net sales; (iii) specified milestone payments; and (iv) specified payments in the event of sublicensing. The License Agreement also contains certain provisions relating to “stacking,” permitting SCTI to pay royalties to ULRF at a reduced rate in the event it is required to also pay royalties to third parties exceeding a specified threshold for other technology in furtherance of the exercise of its patent rights or the manufacture of products using the VSELTM Technology.

In connection with the issuance to investors and service providers of many of the shares of the Company’s common stock and warrants to purchase common stock previously disclosed and described herein, the Company granted the holders registration rights providing for the registration of such shares of common stock and shares of common stock underlying warrants on a registration statement to be filed with the Securities and Exchange Commission so as to permit the resale of those shares. Certain of the registration rights agreements provided for penalties for failure to file or failure to obtain an effective registration statement. With respect to satisfying its obligations to the holders of these registration rights, the Company is in various positions. The Company filed a registration statement as required for some of the holders, but to date, the Company has not had such registration statement declared effective. As to some holders, the Company has not yet satisfied its obligation to file. Certain holders with outstanding registration rights have previously waived their registration rights or were subject to lock-up agreements. No holder has yet asserted any claim against the Company with respect to a failure to satisfy any registration obligations. Were someone to assert a claim against the Company for breach of registration obligations, the Company believes it has several defenses that would result in relieving it from some or any liability, although no assurances can be given. The Company also notes that damage claims may be limited, as (i) most, if not all, shares of Common Stock as to which registration rights attached are currently salable under Rule 144 of the Securities Act or are otherwise currently subject to other restrictions on sale and (ii) during much of the relevant periods the warrants with registration rights generally have been out of the money, were subject to lock-up agreements and/or the underlying shares of Common Stock were otherwise subject to restrictions on resale. Accordingly, were holders to assert claims against the Company based on breach of the Company’s obligation to register, the Company believes that the Company’s maximum exposure from non-related parties would not be material.

Xiangbei Welman Pharmaceutical Co., Ltd. v Suzhou Erye Pharmaceutical Co., Ltd. and Hunan Weichu Pharmacy Co., Ltd.  involves a patent infringement dispute with respect to a particular antibiotics complex manufactured by Erye (the “Product”). The Changsha Intermediate People’s Court in Hunan Province, PRC in the foregoing case rendered a judgment on May 13, 2010 against Erye as follows: (i) awarding plaintiff Xiangbei Welman damages and costs of approximately 5 million RMB (approximately  $750,000) against Erye which was fully accrued for at December 31, 2010; and (ii) enjoining Erye from manufacturing, marketing and selling the Product. The Product represented less than 3% and 3%, respectively, of Erye’s sales in 2009 and 2010, respectively. Erye has appealed the court judgment, and is also engaged in settlement negotiations. On March 21, 2011, Changsha Intermediate Court issued a civil decision suspending the execution of the Preliminary Injunction. Therefore, Erye is currently free to produce, sell or offer to sell the product.

A related but separate lawsuit entitled Xiangbei Welman Pharmaceutical Co., Ltd. v Suzhou Erye Pharmaceutical Co., Ltd. and Hunan Weichu Pharmacy Co., Ltd.,  involves a copyright infringement dispute with respect to package inserts of the same Product. The Changsha Intermediate People’s Court in Hunan Province, PRC rendered a decision on August 3, 2010 against Erye, dismissing its appeal from a lower court’s judgment made by the People’s Court of Yuelu District, Changsha City, which (i) enjoins Erye from copying and using the package inserts for the Product and selling the drugs with the aforesaid package inserts; and (ii) awarding Welman economic losses of approximately 50,000 RMB (approximately  $7,500) against Erye. This decision is final.

At October 31, 2009, Erye had a statutory reserve of  $1,126,300. The laws and regulations of the PRC require that before a foreign invested enterprise can legally distribute profits, it must first satisfy all tax liabilities, provide for losses in previous years, and make allocations, in proportions determined at the discretion of the board of directors, after the statutory reserves. To fund its statutory reserve requirement, Erye is required to set aside a certain percentage of their accumulated after-tax profit each year, if any, to fund certain mandated reserve funds of at least 10% each year until its reserves have reached at least 50% of its registered capital, The statutory reserves include the surplus reserve fund and the common welfare fund. The amount of the statutory reserve at December 31, 2010 and December 31, 2009 was determined to be  $2,234,600 and  $1,126,300, respectively and no further allocations were required.

The Company leases office and laboratory facilities and certain equipment under certain noncancelable operating leases that expire from time to time through 2015. A summary of future minimum rental payments required under operating leases that have initial or remaining terms in excess of one year as of December 31, 2010 are as follows (in thousands):

Years Ending December 31,	Operating Leases
2011	$1,239.9
2012	885.6
2013	317.7
2014	37.6
2015	20.2
Thereafter	72.0
Total minumum lease payments	$2,573.0

Expense incurred under operating leases was approximately  $889,200,  $398,300, and  $226,100, for the years ended December 2010, 2009, and 2008, respectively.

Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Subsequent Events

Note 14 — Subsequent Events

Amorcyte Merger

On July 14, 2011, the Company signed a definitive merger agreement whereby it will acquire Amorcyte, Inc. (“Amorcyte”), a development stage cell therapy company focusing on novel treatments for cardiovascular disease. Amorcyte’s lead product candidate, AMR-001, is ready to initiate a Phase II study for the treatment of acute myocardial infarction (AMI). The definitive merger agreement provides for the issuance of an aggregate of 6,821,283 shares of Common Stock (subject to downward adjustment, to be held in escrow for eventual distribution to the former Amorcyte security holders) and seven year warrants to purchase an aggregate of 1,881,008 shares of Common Stock at  $1.466 per share (the transfer of any shares issued upon exercise of these warrants will be restricted until one year after the closing date). Up to an additional 4,092,768 shares of Common Stock will be issued if and only if specified AMR-001 milestones are achieved. Amorcyte security holders are entitled to receive additional consideration in the form of an earn out based upon net reveneues of AMR-001, if AMR-001 is commercialized. Holders of greater than 50% of Amorcyte’s outstanding voting power have agreed to vote in favor of the merger. The closing of the merger is subject to various conditions, including the approval by Amorcyte stockholders of the merger and the merger agreement, and approval by NeoStem stockholders of the issuance of NeoStem’s securities in the merger.

Refer to the Company’s Current Report on Form 8-K dated July 11, 2011 for additional information on the Amorcyte Merger and the Amorcyte Merger Agreement.

Amendment and Guaranty of Lease With Respect to PCT’s Mountain View Facility

On July 11, 2011, the Company’s subsidiary PCT executed a Second Amendment effective July 1, 2011 to its existing lease dated September 1, 2005 and amended July 1, 2006 with respect to PCT’s Mountain View, California cell therapy manufacturing facility. The lessor under the lease is Vanni Business Park, LLC. The Second Amendment extends the term of the lease to June 30, 2017. Commencing July 1, 2012, the monthly base rent will be  $41,289.60, subject to certain annual cost of living adjustments starting July 1, 2013. In connection with the Second Amendment, the lessor required that NeoStem, as sole member of PCT, execute a Guaranty of Lease.

Equity Sales

On July 6, 2011, three key Amorcyte stockholders (including a fund managed by an Amorcyte director) invested an aggregate of  $728,000 in a private placement of 568,750 shares of Common Stock (purchase price  $1.28 per share).

On July 22, 2011, the Company completed an underwritten offering of 13,750,000 units at a purchase price of  $1.20 per unit, with each unit consisting of one share of Common Stock and a five year warrant to purchase 0.75 of a share of Common Stock at an exercise price of  $1.45 per share (the “Offering”). The Company sold securities in the Offering under the Company’s previously filed shelf registration statement on Form S-3 (333-173855), which was declared effective by the Securities and Exchange Commission on June 13, 2011. Lazard Capital Markets LLC (“Lazard”) and JMP Securities LLC (“JMP”) acted as representatives of the underwriters named in an Underwriting Agreement, dated as of July 19, 2011, by and among the Company, Lazard, JMP and such underwriters. The Company received gross proceeds of  $16,500,000, prior to deducting underwriting discounts and offering expenses payable by the Company.

Note 14 — Subsequent Events

PCT Merger

On January 19, 2011 (the “Closing Date”), NBS Acquisition Company LLC (“Subco”), a newly formed wholly-owned subsidiary of NeoStem, merged (the “PCT Merger”) with and into Progenitor Cell Therapy, LLC, a Delaware limited liability company (“PCT”), with PCT as the surviving entity, in accordance with the terms of the Agreement and Plan of Merger, dated September 23, 2010 (the “PCT Merger Agreement”), among NeoStem, PCT and Subco. As a result of the consummation of the PCT Merger, NeoStem acquired all of the membership interests of PCT, and PCT is now a wholly-owned subsidiary of NeoStem.

Pursuant to the terms of the PCT Merger Agreement, all of the membership interests of PCT outstanding immediately prior to the effective time of the PCT Merger (the “Effective Time”) were converted into the right to receive, in the aggregate, (i) 10,600,000 shares of the common stock, par value  $0.001 per share, of NeoStem (the “NeoStem Common Stock”) (reflecting certain final price adjustments agreed to at the closing) and (ii) warrants to purchase an aggregate 3,000,000 shares of NeoStem Common Stock as follows:

(i)	common stock purchase warrants to purchase one million (1,000,000) shares of NeoStem Common Stock, exercisable over a seven year period at an exercise price of $7.00 per share (the “ $7.00 Warrants”), and which will vest only if a specified business milestone (described in the PCT Merger Agreement) is accomplished within three (3) years of the Closing Date of the PCT Merger; and
(ii)	common stock purchase warrants to purchase one million (1,000,000) shares of NeoStem Common Stock exercisable over a seven year term at an exercise price of $3.00 per share (the “ $3.00 Warrants”); and
(iii)	common stock purchase warrants to purchase one million (1,000,000) shares of NeoStem Common Stock exercisable over a seven year period at an exercise price of $5.00 per share (the “ $5.00 Warrants” and, collectively with the $7.00 Warrants and the $3.00 Warrants, the “Warrants”).

The Warrants are redeemable in certain circumstances. Transfer of the shares issuable upon exercise of the Warrants is restricted until the one year anniversary of the Closing Date.

In accordance with the PCT Merger Agreement, NeoStem has deposited into an escrow account with the escrow agent (who is initially NeoStem’s transfer agent), 10,600,000 shares of NeoStem Common Stock for eventual distribution to the former members of PCT (subject to downward adjustment to satisfy any indemnification claims of NeoStem, all as described in the PCT Merger Agreement).

The issuance of NeoStem securities in the PCT Merger was approved at a special meeting of shareholders of NeoStem held on January 18, 2011 (the “NeoStem Special Meeting”), on which date the PCT Merger was also approved at a special meeting of members of PCT.

The description of the PCT Merger contained in this Note 14 does not purport to be complete and is qualified in its entirety by reference to the PCT Merger Agreement, which is attached to NeoStem’s Joint Proxy Statement/Prospectus dated December 16, 2010 and filed with the Securities and Exchange Commission on December 17, 2010 (the “Joint Proxy Statement/Prospectus”), the Warrant Agreement between NeoStem and Continental Stock Transfer & Trust Company, and the forms of  $3.00 Global Warrant,  $5.00 Global Warrant and  $7.00 Global Warrant attached thereto, which is filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K dated January 18, 2011 (the “Form 8-K”) and the escrow agreement, which is filed as Exhibit 10.4 to the Form 8-K, respectively.

Amendment to the 2009 Plan

At the NeoStem Special Meeting held on January 18, 2011, the shareholders of NeoStem duly approved an amendment to the NeoStem, Inc. 2009 Equity Compensation Plan (the “2009 Plan”) to increase the number of shares of NeoStem Common Stock authorized for issuance thereunder by 4,000,000 shares (that is, from 13,750,000 shares to 17,750,000 shares), and NeoStem thereupon effected such amendment to the 2009 Plan. Persons eligible to receive restricted and unrestricted stock awards, options, stock appreciation rights or other awards under the 2009 Plan are those employees, consultants and directors of NeoStem and its subsidiaries who, in the opinion of the Compensation Committee of NeoStem’s Board of Directors, are in a position to contribute to NeoStem’s success.

Financing

On March 3, 2011, the Company consummated a private placement pursuant to which five persons and entities acquired an aggregate of 2,343,750 shares of Common Stock for an aggregate consideration of  $3,000,000 (purchase price  $1.28 per share). The investors included Steven S. Myers (one of the Company’s directors) (who purchased 390,625 shares) and Dr. Andrew L. Pecora (the Chief Medical Officer of the Company’s subsidiary PCT) (who purchased 78,125 shares). On April 5, 2011, we consummated a private placement pursuant to which nine persons and entities acquired an aggregate of 1,244,375 shares of Common Stock for an aggregate consideration of  $1,592,800 (purchase price  $1.28 per share).

Compensation Matters

On April 4, 2011, the Company entered into an amendment of its May 26, 2006 employment agreement with Dr. Robin L. Smith, pursuant to which, as previously amended (the “Agreement”), Dr. Smith serves as Chairman of the Board and Chief Executive Officer of the Company. Pursuant to the amendment, (i) the term of the Agreement was extended from December 31, 2011 to December 31, 2012; (ii) Dr. Smith will receive cash bonuses on October 1, 2011 and 2012 in the minimum amount of 110% of the prior year’s bonus; (iii) a failure to renew the Agreement at the end of the term regardless of reason shall be treated as a termination by the Company without cause; (iv) the Company shall pay Dr. Smith her base salary and COBRA premiums (a) for one year in the event of a termination of the agreement by Dr. Smith for other than good reason and (b) during any period during which she is bound by non-competition, non-solicitation or similar covenants with the Company (such payments shall not be made during the time Dr. Smith is also receiving payments under (iii) or (iv)(a)); (v) Dr. Smith was granted an option to purchase 1,500,000 shares of Common Stock at a per share exercise price equal to the closing price of the Common Stock on the date of the amendment, vesting as to 500,000 shares on each of the date of grant, December 31, 2011 and December 31, 2012; (vi) all other unvested options held by Dr. Smith were immediately vested; (vii) any vested options previously or hereafter granted to Dr. Smith during the remainder of the term shall remain exercisable following termination of employment for the full option term until the expiration date; (viii) the Company agreed that, with the exception of the period of time during which Dr. Smith is a Company affiliate and for 90 days thereafter (during which time any shares owned by or issued to Dr. Smith will bear the Company’s standard affiliate legend), the Company will not place legends on shares on Common Stock owned by Dr. Smith restricting the transfer of such shares so long as such shares are sold under an effective registration statement, pursuant to Rule 144 or are eligible for sale under Rule 144 without volume limitations; and (ix) if Dr. Smith ceases to be employed by the Company and for so long as she continues to own shares of Common Stock the sale of which would require that the current public information requirement of Rule 144 be met, the Company will use its reasonable best efforts to timely meet those requirements or obtain appropriate extensions or otherwise make available such information as is required. Except as set forth in the amendment, the Agreement remains unchanged.

On April 4, 2011, the Compensation Committee of the Board of Directors issued options to purchase an aggregate of up to approximately 2,550,000 shares of Common Stock to Company employees, officers, advisors and consultants in a company-wide grant. An aggregate of 1,250,000 of such options were issued to executive officers. The per share exercise price was the closing price on the date of grant.